[front cover]

AMERICAN CENTURY
VARIABLE PORTFOLIOS
Semiannual Report

[graphic of rowers]
[graphic of markets diary/stocks chart]

VP International

June 30, 2002

[american century logo and text logo (reg. sm)]

[inside front cover]

Market Perspective ........................................................    1

VP INTERNATIONAL

FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................    8
   Statement of Operations ................................................    9
   Statement of Changes
      in Net Assets .......................................................   10
   Notes to Financial
      Statements ..........................................................   11
Financial Highlights ......................................................   16

OTHER INFORMATION
   Share Class Information ................................................   19
   Background Information
      Portfolio Managers ..................................................   20
      Investment Philosophy

Market Perspective from Henrik Strabo
--------------------------------------------------------------------------------

[photo of Henrik Strabo]

Henrik Strabo, chief investment officer,  international equities

     The international markets struggled again during the past six months as the global economy continued to wring out the excesses of the late 1990s, but we remain cautiously optimistic about the investing environment.

     Obviously, the heightened tension and uncertainty in the world demand a certain level of caution. However, it is comforting to note that relations among the world's superpowers continue to improve, with Russia moving to join China in the World Trade Organization. In addition, there are signs of recovery in numerous countries, which should ultimately result in improved market sentiment.

     Indeed, inflation in the world's biggest economies remains subdued, and interest rates are low and could remain so for some time to come. On the corporate front, a number of companies remain guarded in their outlooks, but consumers nearly everywhere in the developed world have remained confident and continued to spend money.

SMALL COMPANIES LEAD

     Worldwide, there is evidence we are in the early stages of an economic recovery. In such an environment, smaller capitalized companies tend to be in a better position to grow their earnings than large ones. Historically, small-cap shares almost always outperform blue chips in the first year after a downturn.
Indeed, our bottom-up investment process has led us more toward smaller companies than at any point in the last few years.

     The economies of several developing nations have registered solid growth and their stock markets have been among the best performers in the world. South
Korea, for example, has emerged from a recession in the late 1990s with an economy that's benefiting from a surge in electronics manufacturing, low interest rates, and strong domestic consumption. It also had one of the world's top-performing markets during the period.

OPPORTUNITIES IN EUROPE

     But the bulk of our investments continue to be in Europe. We believe Europe is a breeding ground for corporate success for a variety of reasons, including the introduction of the euro as a common currency, the continuing integration of the countries into the European Community and the further reduction in rules and regulations that have restrained corporations.

     The situation in Japan continues to be best characterized as stagnation, and our funds remain underweight there. The economy has entered its second decade of virtually no growth, political reform is rather slow, and there are few companies demonstrating improving growth to be found.

     In short, the investment environment has remained challenging, although we've found companies around the world that have contributed to our funds. You can be assured that our investment team is dedicated to searching anywhere in the world for new candidates to help drive investment performance.

[RIGHT MARGIN]

MARKET RETURNS
FOR THE SIX MONTHS ENDED JUNE 30, 2002

MSCI EMERGING LATIN AMERICA      -14.78%
MSCI EUROPE                       -4.60%
MSCI FAR EAST                      6.83%

Source: Russell

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED JUNE 30, 2002

                                              www.americancentury.com      1

VP International--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF JUNE 30, 2002

                CLASS I (INCEPTION 5/1/94)         CLASS II (INCEPTION 8/15/01)

                               MSCI        S&P                   MSCI        S&P
                     VP        EAFE        500         VP        EAFE        500
               INTERNATIONAL  INDEX      INDEX   INTERNATIONAL  INDEX      INDEX

6 MONTHS(1) ....  -4.48%      -1.62%    -13.16%      -4.53%     -1.62%    -13.16%
1 YEAR ......... -15.28%      -9.49%    -17.99%        --         --         --
===============================================================================
AVERAGE ANNUAL RETURNS
===============================================================================
3 YEARS ......... -4.92%      -6.78%     -9.18%        --        --         --
5 YEARS .........  1.83%      -1.55%      3.66%        --        --         --
LIFE OF PORTFOLIO  5.82%       2.38%(2)  12.09%(2)  -12.01%     -7.82%(3) -17.17%(3)

                     CLASS III (INCEPTION 5/2/02)

                                  MSCI          S&P
                       VP         EAFE          500
                 INTERNATIONAL   INDEX         INDEX

6 MONTHS(1) .....      --          --            --
1 YEAR ..........      --          --            --
===============================================================================
AVERAGE ANNUAL RETURNS
===============================================================================
3 YEARS .........      --          --            --
5 YEARS ..........     --          --
LIFE OF PORTFOLIO . -2.65%(1)   -2.76%(1)(4)  -7.81%(1)(4)

(1)  Returns for periods less than one year are not annualized.

(2)  Since 4/30/94, the date nearest the class's inception for which data are available.

(3)  Since 7/31/01, the date nearest the class's inception for which data are available.

(4)  Since 4/30/02, the date nearest the class's inception for which data are available.

See pages 19-21 for information about the share classes, indices, and returns.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the separate account prospectus for a discussion of the charges related to the insurance contracts.

GROWTH OF $10,000 OVER LIFE OF PORTFOLIO

The graph at left shows the growth of a $10,000 investment in the portfolio over the life of the portfolio, while the graph below shows the portfolio's year-by-year performance. The indices are provided for comparison in each graph. VP International's total returns include operating expenses (such as transaction costs and management fees) that reduce returns while the total returns of the indices do not. The graphs are based on Class I shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF PORTFOLIO (PERIODS ENDED JUNE 30)

* From 5/1/94, the portfolio's inception date. Benchmark from 4/30/94, the date nearest the class's inception for which data are available. Not annualized.

 2      1-800-345-6488

VP International--Performance Review
--------------------------------------------------------------------------------

[photo of Keith Creveling, Mark Kopinski and Henrik Strabo}

     A performance review by Keith Creveling, Mark Kopinski and Henrik Strabo, portfolio managers on the VP International team.

     VP International declined 4.48%*  during the six months ending June 30,
2002. The portfolio's benchmark, the Morgan Stanley Capital International EAFE
Index, retreated 1.62%.

     There was mounting evidence during the period that a global economic recovery is under way, and numerous surveys showed increased confidence among businesses and consumers. On the other hand, many multinational corporations continued to be restrained in their outlook for growth and profits, and concern over corporate accounting practices persisted among investors.

     Regardless of the environment, we continued to follow our disciplined investment approach, which is designed to provide superior results over time.
VP International has produced an average annual return of 1.83% over the past five years, surpassing EAFE's 1.55% decline.

     Regarding our team, analyst Keith Creveling has been promoted and now co-manages the portfolio with Henrik Strabo and Mark Kopinski.

POISED TO REBOUND

     We adhere to a bottom-up investment process of searching for individual companies with accelerating earnings. During this period, that quest led the team to take a greater stake in more economically sensitive companies in the consumer cyclical sector, including select automakers. We found acceleration among a group of carmakers experiencing strong sales both at home and in the
United States.

     South Korea's Hyundai Motor Co. was a solid contributor during the period.
Hyundai makes high-quality cars that are economically priced, an attractive combination for consumers in an uncertain economy. At the other end of the spectrum, BMW also contributed to VP International on strong sales of its new 7 series luxury car, and its smaller, less-expensive new offering, the Mini.
France's Renault and Japan's Nissan, both new to the portfolio this period, also contributed to performance.

     We also slightly increased our representation in companies that appeared well positioned to withstand economic turmoil, such as grocery stores and firms that make consumer products. The United Kingdom's Diageo, a top-ten position, was one of the period's best performers. Diageo, a long-time contributor to VP
International, owns some of the world's premium liquor brands, including Jose
Cuervo and Guinness Stout.

     VP International also increased its energy holdings as rising oil prices encouraged companies to step up exploration and production. The portfolio's holdings in the oil services industry registered one the period's peak performances, led by another top-ten holding, Italy's Eni, Europe's fourth-largest oil company and a leader in the European natural gas market.

     Banks led financial holdings, which make up VP International's largest sector stake. South Korea's Kookmin Bank and the Royal Bank of Scotland were among

[RIGHT MARGIN]

PORTFOLIO AT A GLANCE

                                                      AS OF 6/30/02
NET ASSETS                                           $669.1 MILLION(1)

                                                6/30/02           12/31/01
NUMBER OF HOLDINGS                                131               131
MEDIAN MARKET                                    $10.9             $14.5
   CAPITALIZATION                               BILLION           BILLION
WEIGHTED AVERAGE                                 $26.7             $41.6
   MARKET CAPITALIZATION                        BILLION           BILLION
PORTFOLIO TURNOVER                              135%(2)           210%(3)

(1)    Includes all classes.

(2)    Six months ended 6/30/02.

(3)    Year ended 12/31/01.

TYPES OF INVESTMENTS IN  THE PORTFOLIO
================================================================================
                                                           AS OF JUNE 30, 2002
FOREIGN COMMON STOCKS                                            93.3%
U.S. COMMON STOCKS
   AND WARRANTS                                                   0.5%
--------------------------------------------------------------------------------
   TOTAL EQUITY EXPOSURE                                         93.8%
TEMPORARY CASH INVESTMENTS                                        6.2%

INVESTMENTS BY COUNTRY
                                             % OF PORTFOLIO INVESTMENTS
                                              AS OF              AS OF
                                            6/30/02             12/31/01

UNITED KINGDOM                               24.1%               23.5%
FRANCE                                       12.8%                8.9%
JAPAN                                        12.2%                9.4%
SWITZERLAND                                   7.0%                7.1%
ITALY                                         6.6%                5.1%
GERMANY                                       4.8%                5.2%
SOUTH KOREA                                   3.7%                3.6%
NETHERLANDS                                   3.2%                6.6%
CANADA                                        3.1%                2.9%
IRELAND                                       3.0%                0.4%
OTHER(1)                                     19.5%               27.3%

(1)    Includes temporary cash investments.

Investment terms are defined in the Glossary on pages 21-22.

* All portfolio returns referenced in this review are for Class I shares.

                                              www.americancentury.com      3

VP International--Performance Review
--------------------------------------------------------------------------------

                                                                    (Continued)

the period's top contributing securities. In both cases, the banks benefited from merger-related business opportunities.

     But businesses more exposed to the international markets, such as non-bank financial services firms and asset  managers, retreated in the face of the prolonged slowdown in the U.S. economy and weakness in the financial markets. We reduced our position among such companies.

SECTORS UNDER PRESSURE

     VP International greatly reduced its exposure to the pharmaceutical industry. In our previous report, there were several drugmakers among our top-ten holdings, and we still have a significant stake in Novartis of
Switzerland, Europe's third largest pharmaceutical firm.

     But many drug companies were  vulnerable to pressure on several fronts.
Increasing competition from both branded and generic products hampered companies with limited drugs in their pipeline. In addition, investors moved money from health care into more  sensitive sectors expected to benefit from improved economic activity. Many of those pressures came to bear on Denmark's Novo
Nordisk, which was also hurt by weak European insulin sales. Previously a top-ten holding, we eliminated the position.

     Spending on technology continued to be sluggish during the past six months, but we found opportunity among several semiconductor companies. Indeed, South
Korea's Samsung Electronics, one of the world's biggest semiconductor makers, boosted VP International during the first half of our fiscal year. The company benefited from rising prices for computer chips, and strength in the sales of its mobile phones. Samsung now ranks as the world's third largest handset maker.

     On a country basis, we continued to find opportunity among companies in the
United Kingdom, which began and ended the period as our largest country weighting. Holdings in the U.K. included Reed Elsevier, a publishing company that advanced on the strength of its textbooks and other publications that weren't dependent on advertising. Several of our largest holdings are in France, one of VP International's largest country weightings. We have stakes in BNP
Paribas and Societe Generale, two French banks that were added to the portfolio during the period, and delivered solid performance.

OUTLOOK

     We have been through another challenging period for international investors, but we are starting to see signs of recovery in certain cyclical areas of the economy, with business confidence improving and consumer spending remaining resilient. We're hopeful these signs point to a global economy ready to rebound.

     While we take global trends into  consideration, our management team follows a long-held investment process that centers on finding individual companies demonstrating improving earnings growth. As always, our job is to ensure that VP International is filled with businesses showing strong, sustainable growth.

[LEFT MARGIN]

TOP TEN HOLDINGS
                                              % OF FUND INVESTMENTS
                                             AS OF               AS OF
                                            6/30/02             12/31/01

BNP PARIBAS SA                               2.5%                  --
ROYAL BANK OF SCOTLAND
     GROUP PLC                               2.4%                0.8%
DIAGEO PLC                                   2.3%                1.6%
MARKS & SPENCER PLC                          2.2%                0.6%
NOVARTIS AG                                  1.7%                0.9%
ENI SPA                                      1.7%                1.1%
RECKITT BENCKISER PLC                        1.6%                0.8%
NESTLE SA                                    1.6%                1.4%
CONCESSIONI E
     COSTRUZIONI
     AUTOSTRADE SPA                          1.5%                1.2%
SOCIETE GENERALE CL A                        1.5%                  --

TOP FIVE SECTORS
                                               % OF FUND INVESTMENTS
                                              AS OF             AS OF
                                            6/30/02            12/31/01

FINANCIAL                                   21.7%               16.9%
CONSUMER
     (CYCLICAL)                             13.4%               10.1%
CONSUMER
     (NON-CYCLICAL)                         10.3%                8.0%
ENERGY                                       8.0%                4.8%
COMMERCIAL SERVICES                          8.0%                9.4%

 4          1-800-345-6488

VP International--Schedule of Investments
--------------------------------------------------------------------------------

JUNE 30, 2002 (UNAUDITED)

Shares                                                               Value
--------------------------------------------------------------------------------
================================================================================

 COMMON STOCKS AND RIGHTS - 93.8%

AUSTRALIA - 1.5%
           672,248  Broken Hill Proprietary Co. Ltd.              $3,900,030
           336,500  Commonwealth Bank of Australia                 6,241,342
                                                        ------------------------
                                                                  10,141,372
                                                        ------------------------

AUSTRIA - 0.2%
            21,849  Erste Bank Der Oesterreichischen
                       Sparkassen AG                               1,565,837
            21,849  Erste Bank Der Oesterreichischen
                       Sparkassen AG Rights(1)                            --
                                                        ------------------------
                                                                   1,565,837
                                                        ------------------------

BELGIUM - 0.6%
            34,610  Interbrew                                        996,605
            74,500  KBC Bancassurance Holding                      3,021,945
                                                        ------------------------
                                                                   4,018,550
                                                        ------------------------

BRAZIL - 0.4%
           162,788  Petroleo Brasileiro SA - Petrobras             3,075,268
                                                        ------------------------

CANADA - 3.1%
            34,278  Alcan Inc.                                     1,286,111
           127,100  Canadian National Railway Co.                  6,583,780
           118,684  Canadian Pacific Railway Ltd.                  2,910,132
            72,192  Fairmont Hotels & Resorts Inc.                 1,861,110
           245,400  Suncor Energy, Inc.                            4,317,793
           101,056  Talisman Energy, Inc.                          4,562,159
                                                        ------------------------
                                                                  21,521,085
                                                        ------------------------

DENMARK - 1.7%
               309  D/S 1912                                       2,328,048
           354,545  Danske Bank A/S                                6,547,963
            72,400  Group 4 Falck A/S                              2,510,134
                                                        ------------------------
                                                                  11,386,145
                                                        ------------------------

FINLAND - 0.5%
           258,700  Nokia Oyj ADR                                  3,745,976
                                                        ------------------------

FRANCE - 12.8%
           238,213  Accor SA                                       9,690,955
            23,787  Air Liquide                                    3,670,993
           308,724  Arcelor(1)                                     4,394,440
            44,800  Aventis S.A.                                   3,184,024
           314,762  BNP Paribas SA(1)                             17,460,099
           163,600  Compagnie de Saint Gobain                      7,365,354
           122,700  Credit Lyonnais SA                             5,274,857
            66,000  Groupe Danone                                  9,100,381
            59,200  Renault SA                                     2,776,631
           152,500  Societe Generale Cl A                         10,075,627
            57,600  TotalFinaElf SA Cl B                           9,379,954
           134,720  Valeo SA(1)                                    5,618,114
                                                        ------------------------
                                                                  87,991,429
                                                        ------------------------

Shares                                                               Value
-------------------------------------------------------------------------------

GERMANY - 4.8%
            49,713  Altana AG                                     $2,705,422
           161,400  BASF AG                                        7,538,095
           149,600  Bayerische Motoren
                       Werke (BMW) AG                              6,091,938
            71,921  Deutsche Bank AG                               5,015,391
           101,320  MAN AG                                         2,144,747
            30,764  Muenchener Rueckversicherungs-
                       Gesellschaft AG                             7,313,587
            35,400  Schering AG                                    2,236,476
                                                       -------------------------
                                                                  33,045,656
                                                       -------------------------

HONG KONG - 0.7%
         1,517,000  Hong Kong and China Gas
                       Company Ltd.                                2,012,955
         2,186,000  Li & Fung Limited                              2,942,711
                                                       -------------------------
                                                                   4,955,666
                                                       -------------------------

IRELAND - 3.0%
           437,166  Allied Irish Banks plc                         5,824,318
           664,300  Bank of Ireland                                8,297,662
           326,831  CRH plc                                        5,341,750
            25,817  Ryanair Holdings plc ADR(1)                      901,917
                                                       -------------------------
                                                                  20,365,647
                                                       -------------------------

ITALY - 6.6%
         1,260,800  Concessioni e Costruzioni
                       Autostrade SpA                             10,478,149
           719,450  ENI SpA                                       11,473,685
           940,500  IntesaBci SpA                                  2,878,682
           411,833  Mediaset SpA                                   3,198,259
           641,500  Saipem SpA                                     4,625,987
         1,185,794  Snam Rete Gas SpA                              3,512,020
         2,046,300  UniCredito Italiano                            9,283,488
                                                       -------------------------
                                                                  45,450,270
                                                       -------------------------

JAPAN - 12.2%
           464,000  Bridgestone Corp.                              6,395,188
           125,000  Canon, Inc.                                    4,729,983
            84,000  Fanuc Ltd.                                     4,224,032
           761,000  Hitachi Ltd.                                   4,926,492
            75,200  Honda Motor Co., Ltd.                          3,052,851
            45,200  Hoya Corp.                                     3,292,353
           173,000  Ito-Yokado Co., Ltd.                           8,670,593
           237,000  Kao Corp.                                      5,463,977
           178,000  Marui Co., Ltd.                                2,258,547
           382,000  Mitsubishi Estate Co., Ltd.                    3,127,093
           217,000  Mitsui Fudosan Co., Ltd.                       1,921,397
         3,045,000  Nippon Steel Corporation                       4,756,421
           767,000  Nissan Motor Co., Ltd.                         5,317,712
             1,714  NTT DoCoMo, Inc.                               4,223,614
            39,400  Promise Co., Ltd.                              1,987,854
            16,000  Rohm Co. Ltd.                                  2,391,012
            44,400  SMC Corp.                                      5,255,382
            97,800  Sony Corp.                                     5,171,232

See Notes to Financial Statements             www.americancentury.com      5

VP International--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

JUNE 30, 2002 (UNAUDITED)

Shares                                                               Value
--------------------------------------------------------------------------------

            40,000  Takeda Chemical Industries, Ltd.              $1,757,507
            87,700  Tokyo Electric Power Co.                       1,805,793
         1,252,000  Tokyo Gas Co., Ltd.                            3,482,571
                                                        ------------------------
                                                                  84,211,604
                                                        ------------------------

MEXICO - 0.8%
            78,800  Fomento Economico Mexicano
                       SA de CV ADR                                3,090,536
           880,073  Wal-Mart de Mexico SA de CV,
                       Series V                                    2,380,529
                                                        ------------------------
                                                                   5,471,065
                                                        ------------------------

NETHERLANDS - 3.2%
           180,600  ABN Amro Holding NV                            3,289,848
            57,800  Gucci Group NV New York Shares(1) 5,468,458
           140,401  Heineken NV                                    6,180,458
           189,613  Koninklijke Philips Electronics NV
                       New York Shares                             5,233,320
            74,889  TPG NV                                         1,696,526
                                                        ------------------------
                                                                  21,868,610
                                                        ------------------------

RUSSIAN FEDERATION - 1.5%
           240,195  Gazprom ADR(1)                                 3,939,198
            44,400  Lukoil Holding ADR                             2,888,220
           182,900  Surgutneftegaz ADR                             3,586,669
                                                        ------------------------
                                                                  10,414,087
                                                        ------------------------

SINGAPORE - 0.6%
           561,100  Singapore Airlines Limited                     4,095,273
                                                        ------------------------

SOUTH KOREA - 3.7%
           166,010  Hyundai Motor Co. Ltd.                         4,988,580
           177,030  Korea Electric Power Corp.                     3,237,456
           162,430  LG Electronics Inc.(1)                         6,480,997
            35,650  Samsung Electro-Mechanics Co. Ltd. 1,727,719
            18,730  Samsung Electronics                            5,122,336
            11,480  Samsung Fire & Marine
                       Insurance Co., Ltd.                           706,168
           128,600  SK Telecom Co. Ltd. ADR                        3,187,994
                                                        ------------------------
                                                                  25,451,250
                                                        ------------------------

SPAIN - 2.4%
           377,309  Altadis, SA                                    7,811,238
           422,826  Amadeus Global Travel
                       Distribution SA(1)                          2,714,020
            60,900  Banco Popular Espanol SA                       2,700,728
           112,360  Grupo Ferrovial SA                             3,072,943
                                                        ------------------------
                                                                  16,298,929
                                                        ------------------------

SWEDEN - 1.9%
           392,404  Nordea AB                                      2,138,535
            85,437  Sandvik AB Cl A                                2,137,182
           426,600  Securitas AB Cl B                              8,788,111
                                                        ------------------------
                                                                  13,063,828
                                                        ------------------------

Shares                                                               Value
--------------------------------------------------------------------------------

SWITZERLAND - 7.0%
           119,297  Adecco SA                                     $7,109,246
            93,200  Clariant AG                                    2,224,134
           189,900  Credit Suisse Group                            6,048,790
            46,905  Nestle SA                                     10,972,115
           260,539  Novartis AG                                   11,495,400
            66,132  Roche Holding AG                               5,015,404
           115,400  Swatch Group AG                                2,189,908
            11,854  Swisscom AG                                    3,460,147
                                                       -------------------------
                                                                  48,515,144
                                                       -------------------------

UNITED KINGDOM - 24.1%
           337,656  Alliance & Leicester plc                       4,280,916
           194,771  Amvescap Plc                                   1,594,057
         1,012,481  Barclays plc                                   8,557,716
           311,900  BPB plc                                        1,671,534
           430,000  British Sky Broadcasting Plc(1)                4,141,437
           372,200  Capita Group plc                               1,778,127
           311,507  Daily Mail and General Trust                   2,990,662
         1,240,952  Diageo plc                                    16,189,241
           133,700  Emap plc                                       1,674,621
           505,334  Exel plc                                       6,464,827
         1,158,100  GKN plc                                        5,457,278
           804,600  GUS Plc                                        7,422,821
         1,625,600  Hilton Group plc                               5,681,413
           551,200  HSBC Holdings plc                              6,324,707
           861,300  Imperial Chemical Industries plc               4,207,044
           925,088  International Power Plc(1)                     2,379,711
         2,635,651  Marks & Spencer plc                           15,043,105
           367,758  Next plc                                       5,248,195
           613,395  Reckitt Benckiser plc                         11,054,742
         1,028,400  Reed Elsevier plc                              9,818,168
         2,181,243  Rentokil Initial plc                           8,917,584
           584,646  Royal Bank of Scotland Group plc 16,650,906
           105,100  Schroders plc                                    942,240
           655,700  Smith & Nephew Plc                             3,654,589
           176,638  Willis Group Holdings(1)                       5,813,157
           315,300  Wolseley plc                                   3,210,536
           644,767  WPP Group plc                                  5,469,460
                                                       -------------------------
                                                                 166,638,794
                                                       -------------------------

UNITED STATES - 0.5%
           119,800  Transocean Sedco Forex, Inc.                   3,731,770
                                                       -------------------------

TOTAL COMMON STOCKS AND RIGHTS                                   647,023,255
                                                       -------------------------
  (Cost $597,064,060)

 6          1-800-345-6488                   See Notes to Financial Statements

VP International--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

JUNE 30, 2002 (UNAUDITED)

                                                                     Value
--------------------------------------------------------------------------------
================================================================================

 TEMPORARY CASH INVESTMENTS - 6.2%

    Repurchase Agreement, Bank of America N.A.,
       (U.S. Treasury obligations), in a joint trading
       account at 1.85%, dated 6/28/02,
       due 7/1/02 (Delivery value $10,401,603) $10,400,000

    Repurchase Agreement, State Street Corp.,
       (U.S. Treasury obligations), in a joint trading
       account at 1.85%, dated 6/28/02,
       due 7/1/02 (Delivery value $32,404,995)                    32,400,000
                                                       -------------------------

TOTAL TEMPORARY CASH INVESTMENTS                                  42,800,000
                                                       -------------------------
  (Cost $42,800,000)

TOTAL INVESTMENT SECURITIES - 100.0%                            $689,823,255
                                                       =========================
  (Cost $639,864,060)
================================================================================
 MARKET SECTOR DIVERSIFICATION

BASIC MATERIALS                           6.2%
COMMERCIAL SERVICES                       8.0%
CONSUMER (CYCLICAL)                      13.4%
CONSUMER (NON-CYCLICAL)                  10.3%
CONSUMER SERVICES                         6.5%
ENERGY                                    8.0%
FINANCIAL                                21.7%
HEALTH CARE                               4.8%
INDUSTRIAL                                4.5%
TECHNOLOGY                                3.5%
TELECOMMUNICATIONS                        2.1%
TRANSPORTATION                            2.4%
UTILITIES                                 2.4%
TEMPORARY CASH INVESTMENTS                6.2%

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depository Receipt

(1) Non-income producing.

See Notes to Financial Statements             www.americancentury.com      7

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

JUNE 30, 2002 (UNAUDITED)

 ASSETS

Investment securities, at value
   (cost of $639,864,060) (Note 3) ...........................    $ 689,823,255
Foreign currency holdings, at value (cost of $1,427) .........            1,427
Collateral for securities loaned (Note 5) ....................      119,586,764
Receivable for investments sold ..............................       10,127,225
Dividends, interest and other receivables ....................        1,800,930
                                                                  -------------
                                                                    821,339,601
                                                                  -------------

 LIABILITIES

Disbursements in excess of demand deposit cash ...............       12,176,943
Payable for securities loaned (Note 5) .......................      119,586,764
Payable for investments purchased ............................       19,755,580
Accrued management fees (Note 2) .............................          700,300
Distribution fees payable (Note 2) ...........................            2,568
                                                                  -------------
                                                                    152,222,155
                                                                  -------------
Net Assets ...................................................    $ 669,117,446
                                                                  =============

 NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) ......................    $ 848,403,914
Undistributed net investment income ..........................        4,151,384
Accumulated net realized loss on investment and foreign
   currency transactions .....................................     (233,484,157)
Net unrealized appreciation on investments and translation
   of assets and liabilities in foreign currencies (Note 3) ..       50,046,305
                                                                  -------------
                                                                  $ 669,117,446
                                                                  =============

Class I, $0.01 Par Value
Net assets ...................................................    $ 625,477,093
Shares outstanding ...........................................      100,013,635
Net asset value per share ....................................    $        6.25

Class II, $0.01 Par Value
Net assets ...................................................    $  12,628,468
Shares outstanding ...........................................        2,020,691
Net asset value per share ....................................    $        6.25

Class III, $0.01 Par Value
Net assets ...................................................    $  31,011,885
Shares outstanding ...........................................        4,958,793
Net asset value per share ....................................    $        6.25

                                             See Notes to Financial Statements
 8          1-800-345-6488          See Glossary for a Definition of the Table

Statement of Operations
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

 INVESTMENT INCOME

Income:
Dividends (net of foreign taxes withheld of $1,150,639) .......    $  8,256,979
Interest ......................................................         578,152
                                                                   ------------
                                                                      8,835,131
                                                                   ------------

Expenses (Note 2):
Management fees ...............................................       4,376,351
Distribution fees - Class II ..................................          10,013
Directors' fees and expenses ..................................           2,884
                                                                   ------------
                                                                      4,389,248
                                                                   ------------

Net investment income .........................................       4,445,883
                                                                   ------------
                                                                   ============
 REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 3)

Net realized loss on:
Investment transactions .......................................     (31,900,670)
Foreign currency transactions .................................      (1,051,673)
                                                                   ------------
                                                                    (32,952,343)
                                                                   ------------

Change in net unrealized appreciation on:
Investments ...................................................     (41,037,636)
Translation of assets and liabilities in foreign currencies ...      48,566,691
                                                                   ------------
                                                                      7,529,055
                                                                   ------------

Net realized and unrealized loss ..............................     (25,423,288)
                                                                   ------------
Net Decrease in Net Assets Resulting from Operations ..........    $(20,977,405)
                                                                   ============

See Notes to Financial Statements
See Glossary for a Definition of the Table    www.americancentury.com      9

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2001

Increase in Net Assets
                                                     2002                 2001
                                                     ----                 ----
 OPERATIONS

Net investment income ....................     $   4,445,883      $   2,536,314
Net realized loss ........................       (32,952,343)      (174,681,076)
Change in net unrealized
   appreciation ..........................         7,529,055        (88,410,354)
                                               -------------      -------------
Net decrease in net assets
   resulting from operations .............       (20,977,405)      (260,555,116)
                                               -------------      -------------

 DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:
  Class I ................................        (4,901,643)          (683,670)
  Class II ...............................           (43,691)              --
  Class III ..............................              --                 --

From net realized gains:
  Class I ................................              --          (75,483,427)
  Class II ...............................              --                 --
  Class III ..............................              --                 --
                                               -------------      -------------
Decrease in net assets
   from distributions ....................        (4,945,334)       (76,167,097)
                                               -------------      -------------

 CAPITAL SHARE TRANSACTIONS (Note 4)

Net increase in net assets from
capital share transactions ...............         2,532,605        104,440,527
                                               -------------      -------------
Net decrease in net assets ...............       (23,390,134)      (232,281,686)

 NET ASSETS

Beginning of period ......................       692,507,580        924,789,266
                                               -------------      -------------
End of period ............................     $ 669,117,446      $ 692,507,580
                                               =============      =============
Undistributed net investment income ......     $   4,151,384      $   4,650,835
                                               =============      =============

                                             See Notes to Financial Statements
 10          1-800-345-6488         See Glossary for a Definition of the Table

Notes to Financial Statements
--------------------------------------------------------------------------------

JUNE 30, 2002 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Variable Portfolios, Inc. (the corporation)
is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP International Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the
1940 Act. The fund's investment objective is capital growth. The fund seeks to achieve its investment objective by investing primarily in an internationally diversified portfolio of equity securities that are considered by management to have a better-than-average chance to increase in value over time. The fund will invest primarily in securities of issuers located in developed markets. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The fund is authorized to issue the following classes of shares: Class I, Class II, and Class III. The share classes differ principally in their respective shareholder servicing and  distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of Class III commenced on May 2, 2002.

    SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The realized and unrealized tax provision reduces the net realized gain (loss) on investment transactions and net unrealized appreciation
(depreciation) on investments, respectively.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Security lending income is recorded daily on an accrual basis.

    FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency.
The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain
(loss) on foreign currency transactions. There were no open forward contracts at
June 30, 2002.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

                                              www.americancentury.com      11

Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

JUNE 30, 2002 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are generally declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts.

    At December 31, 2001, VP International had accumulated net realized capital loss carryovers for federal income tax purposes of $163,853,130 (expiring in
2009), which may be used to offset future taxable gains.

    The fund has elected to treat $19,023,258 of net capital losses incurred in the two-month period ended December 31, 2001, as having been incurred in the following fiscal year for federal income tax purposes.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

    MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each class's pro rata share of the fund's average daily closing net assets during the previous month. The annual management fee schedule for each class is as follows:

                                   CLASS I        CLASS II      CLASS III
                                   -------        --------      ---------

 FUND AVERAGE NET ASSETS

First $250 million ................ 1.50%          1.40%           1.50%
Of the next $250 million .......... 1.20%          1.10%           1.20%
Over $500 million ................. 1.10%          1.00%           1.10%

    The effective annual management fee for the six months ended June 30, 2002 was 1.28%, 1.18%, and 1.29% for Class I, Class II, and Class III, respectively.

    DISTRIBUTION FEES -- The Board of Directors has adopted the Master
Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940
Act. The plan provides that Class II will pay American Century Investment
Services, Inc. (ACIS) an annual  distribution fee equal to 0.25%. The fee is computed daily and paid monthly based on the Class II average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of Class
II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the six months ended June 30,
2002, are detailed in the Statement of Operations.

    RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

    During the six months ended June 30, 2002, the fund invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement with JPM (See Note 6). The fund has a securities lending agreement with JPMorgan Chase Bank (Chase) (See Note 5). Chase is a wholly owned subsidiary of JPM.

 12      1-800-345-6488

Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

JUNE 30, 2002 (UNAUDITED)

3. INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2002, were $884,177,327 and
$883,083,926, respectively.

    At June 30, 2002, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Gross Appreciation ......................................      $55,282,368
Gross Depreciation ......................................      (22,295,405)
                                                          ----------------------
Net .....................................................      $32,986,963
                                                          ======================
Federal Tax Cost .......................................      $656,836,292
                                                          ======================

  The difference between book-basis and tax-basis unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

                                              www.americancentury.com      13

Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

JUNE 30, 2002 (UNAUDITED)

4. CAPITAL SHARE TRANSACTIONS

  Transactions in shares of the fund were as follows:

                                               SHARES                 AMOUNT
 CLASS I

Shares Authorized ....................      400,000,000
                                       ====================

Six months ended June 30, 2002
Sold .................................      256,954,749         $1,611,250,206
Issued in reinvestment of distributions         770,699              4,901,643
Redeemed .............................     (262,149,836)        (1,653,926,372)
                                       --------------------  -------------------
Net decrease .........................       (4,424,388)          $(37,774,523)
                                       ====================  ===================

Year ended December 31, 2001
Sold .................................      494,906,171         $3,655,619,444
Issued in reinvestment of distributions       9,067,489             76,167,097
Redeemed .............................     (489,915,882)        (3,631,170,585)
                                       --------------------  -------------------
Net increase .........................       14,057,778           $100,615,956
                                       ====================  ===================
================================================================================
 CLASS II

Shares Authorized ....................      100,000,000
                                       ====================

Six months ended June 30, 2002
Sold .................................        4,346,828            $27,156,012
Issued in reinvestment of distributions           6,870                 43,691
Redeemed .............................       (2,919,999)           (18,224,567)
                                       --------------------  -------------------
Net increase .........................        1,433,699             $8,975,136
                                       ====================  ===================

Shares Authorized ....................      200,000,000
                                       ====================

Period ended December 31, 2001(1)
Sold .................................          587,625             $3,828,548
Redeemed .............................             (633)                (3,977)
                                       --------------------  --------------------
Net increase .........................          586,992             $3,824,571
                                       ====================  ===================
================================================================================
 CLASS III

Shares Authorized ....................      100,000,000
                                       ====================
Period ended June 30, 2002(2)
Sold .................................        5,138,686           $32,459,089
Redeemed .............................         (179,893)           (1,127,097)
                                       --------------------  -------------------
Net increase .........................        4,958,793           $31,331,992
                                       ====================  ===================

(1)  August 15, 2001 (commencement of sale) through December 31, 2001.

(2)  May 2, 2002 (commencement of sale) through June 30, 2002.

 14      1-800-345-6488

Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

JUNE 30, 2002 (UNAUDITED)

5. SECURITIES LENDING

    At June 30, 2002, securities in VP International valued at $118,024,255 were on loan through the lending agent, Chase, to certain approved borrowers. Chase receives and maintains collateral in the form of cash, U.S. Treasury or
Government Agency securities and/or letters of credit for the fund. The value of cash collateral at period end is disclosed in the Statement of Assets  and
Liabilities. The total value of collateral, at this date, was valued at
$119,586,764. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

6. BANK LOANS

    The fund, along with certain other funds managed by ACIM, has a $650,000,000 unsecured bank line of credit agreement with JPM. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under  the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months ended June 30, 2002.

                                              www.americancentury.com      15

VP International--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)
                                                                                    Class I
                                                 2002(1)        2001          2000          1999          1998          1997
===============================================================================================================================
PER-SHARE DATA

Net Asset Value, Beginning of Period .........   $6.59        $10.23        $12.50          $7.62        $6.84         $5.96
                                               --------      --------      --------       --------      --------      --------
Income From Investment Operations
  Net Investment Income (Loss) ...............    0.04(2)       0.02(2)      (0.02)         (0.01)        0.02         (0.02)
  Net Realized and Unrealized Gain (Loss) ....   (0.33)        (2.82)        (2.02)          4.89         1.24          1.11
                                               --------      --------      --------       --------      --------      --------
  Total From Investment Operations ...........   (0.29)        (2.80)        (2.04)          4.88         1.26          1.09
                                               --------      --------      --------       --------      --------      --------
Distributions
  From Net Investment Income .................   (0.05)        (0.01)        (0.01)            --        (0.04)        (0.07)
  From Net Realized Gains ....................      --         (0.83)        (0.22)            --        (0.44)        (0.14)
                                               --------      --------      --------       --------      --------      --------
  Total Distributions ........................   (0.05)        (0.84)        (0.23)            --        (0.48)        (0.21)
                                               --------      --------      --------       --------      --------      --------
Net Asset Value, End of Period ...............   $6.25         $6.59        $10.23         $12.50        $7.62         $6.84
                                               ========      ========      ========       ========      ========      ========
  Total Return(3) ............................   (4.48)%      (29.17)%      (16.83)%        64.04%       18.76%        18.63%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
   Average Net Assets ........................  1.28%(4)       1.26%         1.23%          1.34%     1.47%(5)         1.50%
Ratio of Net Investment Income to
   Average Net Assets ........................  1.31%(4)       0.33%       (0.14)%        (0.17)%     0.25%(5)       (0.08)%
Portfolio Turnover Rate ......................     135%         210%          128%           109%         181%          173%
Net Assets, End of Period (in thousands) ..... $625,477     $688,639      $924,789       $799,842     $418,962      $216,523

(1)  Six months ended June 30, 2002 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net assets values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  ACIM voluntarily waived a portion of its management fee from October 1,
     1998 through November 16, 1998. In absence of the waiver, the annualized ratio of operating expenses to average net assets and annualized ratio of net investment income to average net assets would have been 1.48% and
     0.24%, respectively, for the year ended December 31, 1998.

                                             See Notes to Financial Statements
 16          1-800-345-6488         See Glossary for a Definition of the Table

VP International--Financial Highlights
--------------------------------------------------------------------------------

                       FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
                                                       Class II
                                                 2002(1)      2001(2)
================================================================================
PER-SHARE DATA

Net Asset Value, Beginning of Period .........   $6.59         $7.15
                                               --------      --------
Income From Investment Operations
  Net Investment Income (Loss)(3) ............    0.05         (0.02)
  Net Realized and Unrealized Loss ...........   (0.35)        (0.54)
                                               --------      --------
  Total From Investment Operations ...........   (0.30)        (0.56)
                                               --------      --------
Distributions
  From Net Investment Income .................   (0.04)           --
                                               --------      --------
Net Asset Value, End of Period ...............   $6.25         $6.59
                                               ========      ========
  Total Return(4) ............................   (4.53)%       (7.83)%
=================================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
   to Average Net Assets ..................... 1.43%(5)      1.44%(5)
Ratio of Net Investment Income (Loss)
   to Average Net Assets ..................... 1.16%(5)    (0.82)%(5)
Portfolio Turnover Rate ......................    135%        210%(6)
Net Assets, End of Period (in thousands) ..... $12,628        $3,868

(1)  Six months ended June 30, 2002 (unaudited).

(2)  August 15, 2001 (commencement of sale) through December 31, 2001.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

(6)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended December 31, 2001.

See Notes to Financial Statements
See Glossary for a Definition of the Table    www.americancentury.com      17

VP International--Financial Highlights
--------------------------------------------------------------------------------

                        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED
                                                                   Class III
                                                                     2002(1)
================================================================================
PER-SHARE DATA

Net Asset Value, Beginning of Period ..............................   $6.42
                                                                    --------
Income From Investment Operations
  Net Investment Income(2) ........................................    0.02
  Net Realized and Unrealized Loss ................................   (0.19)
                                                                    --------
  Total From Investment Operations ................................   (0.17)
                                                                    --------
Net Asset Value, End of Period ....................................   $6.25
                                                                    ========
  Total Return(3) .................................................   (2.65)%
===============================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
   to Average Net Assets ........................................... 1.29%(4)
Ratio of Net Investment Income
   to Average Net Assets ........................................... 1.97%(4)
Portfolio Turnover Rate ............................................  135%(5)
Net Assets, End of Period (in thousands) ........................... $31,012

(1)  May 2, 2002 (commencement of sale) through June 30, 2002 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the six months ended June 30, 2002

                                             See Notes to Financial Statements
 18          1-800-345-6488         See Glossary for a Definition of the Table

Share Class Information
--------------------------------------------------------------------------------

    Three classes of shares are authorized for sale by the fund: Class I, Class
II and Class III.

    Class I shares are sold through insurance company separate accounts. Class I shareholders do not pay any commissions or other fees to American Century for purchase of fund shares.

    Class II shares are sold through insurance  company separate accounts. Class
II shares are  subject to a 0.25% Rule 12b-1 distribution fee, which is available to pay for distribution services provided by the financial intermediary through which the Class II shares are purchased. The total expense ratio of Class II shares is higher than the total expense ratio of the Class I shares.

    Class III shares are sold through insurance  company separate accounts.
Class III shareholders  do not pay any commissions or other fees to American
Century for purchase of fund shares. However, Class III shares have a 1.0%
redemption  fee for shares that are redeemed or exchanged within 60 days of purchase.

    All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences. Because all shares of the fund are sold through insurance company separate accounts, additional fees may apply.

                                              www.americancentury.com      19

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     The philosophy behind American Century's Variable Portfolios aggressive growth funds focuses on three important principles. Chiefly, the funds seek to own companies whose earnings and revenues are growing at accelerating rates. In addition, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of these opportunities may significantly limit potential for gain. Of course, remaining fully invested also means the funds may experience greater losses in market downturns. Finally,
American Century Variable Portfolios funds are managed by teams rather than by one "star" manager. We believe this enables us to make better, more consistent management decisions.

     VP INTERNATIONAL'S investment objective is capital growth. The fund invests primarily in the equity securities of foreign companies that exhibit accelerating earnings growth. It favors companies based in developed markets. It will typically have significant share-price fluctuations.

     International investing involves special risks including political instability and economic risk.

HOW CURRENCY RETURNS AFFECT  FUND PERFORMANCE

     For U.S. investors, the total return from international stocks includes the effects  of currency fluctuations -- the movement of international currency values in relation to the value of the U.S. dollar. Currency exchange rates come into play when international stock income, gains and losses are converted into
U.S. dollars.

     Changing currency values may have a significant impact on the total returns of international stock funds. The value of the foreign investments held by international stock funds may be reduced or increased by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency  in which the security is denominated. Conversely, the U.S. dollar value of a foreign security tends to increase when the value of the dollar falls against the foreign currency. (The stronger foreign currency buys more dollars.) In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between U.S. dollars and various  currencies in order to purchase and sell foreign securities. Currency restrictions, exchange control regulations, currency devaluations, and political developments may also affect net asset value.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's, the index is viewed as a broad measure of U.S. stock market performance.

     MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) has developed several indices that measure the performance of foreign stock markets. The best known is the
EUROPE, AUSTRALASIA, FAR EAST INDEX (EAFE(reg.tm)), which is a widely followed group of stocks from 20 countries. Within this index are two narrower indices.
The MSCI EUROPE measures stock  performance in 14 European countries. The MSCI
FAR EAST measures stock  performance in Japan, Hong Kong, Malaysia, and
Singapore.

     The MSCI EMERGING MARKETS FREE INDEX (EMF(reg.tm)) represents the performance of stocks in 26 emerging market countries in Europe, Latin America, and the Pacific Basin. Within this index is a narrower index, MSCI EMERGING
LATIN AMERICA, which measures the performance of stocks in seven Latin American countries.

[LEFT MARGIN]

PORTFOLIO MANAGERS

  VP International
       HENRIK STRABO
       MARK KOPINSKI
       KEITH CREVELING

 20      1-800-345-6488

Glossary
--------------------------------------------------------------------------------

RETURNS

*   TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

*   AVERAGE ANNUAL RETURNS illustrate the annually
compounded returns that would have produced the  fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they  are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 16-18.

INVESTMENT TERMS

*   MEDIAN MARKET CAPITALIZATION-- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding  common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies,  then the median is the average of the two companies  in the middle.

*   WEIGHTED AVERAGE MARKET CAPITALIZATION-- average
market capitalization represents the average value of the companies held in a portfolio. When that figure is  weighted, the impact of each company's capitalization  on the overall average is proportional to the total market value of its shares.

*   NUMBER OF HOLDINGS-- the number of securities, excluding temporary investments, held by a fund on a given date.

*   PORTFOLIO TURNOVER-- the percentage of a fund's
investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

*   PRICE/BOOK RATIO-- a stock value measurement
calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is  calculated by subtracting a company's liabilities from  its assets, then dividing that value by the number of  outstanding shares.)

*   PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's
P/E ratio is in proportion to the percentage of the fund that the company represents.

TYPES OF STOCKS

*   BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.
Examples include General Electric and Coca-Cola.

*   CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

*   GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

*   LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $9.9 billion. This is Lipper's market capitalization breakpoint as of June
30, 2002, although it may be subject to change based on market fluctuations. The
Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

*   MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--
the stocks of companies with a market capitalization  (the total value of a company's outstanding stock) of between $2.4 billion and $9.9 billion. This is
Lipper's  market capitalization breakpoint as of June 30, 2002, although it may be subject to change based on market  fluctuations. The S&P MidCap 400 Index and
Russell 2500 Index generally consist of stocks in this range.

*   SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS--
the stocks of companies with a market capitalization  (the total value of a company's outstanding stock) of less than $2.4 billion. This is Lipper's market capitalization  breakpoint as of June 30, 2002, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000
Index generally consist of stocks in this range.

*   VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low
P/E ratios.

                                              www.americancentury.com      21

Glossary
--------------------------------------------------------------------------------

                                                                    (Continued)

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are  consistent with your needs.

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable  foundation and generally lower volatility levels than stock funds.

*   GROWTH & INCOME -- offers funds that emphasize
both growth and income provided by either dividend- paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital
appreciation and long-term growth, generally providing high return potential with correspondingly high price- fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price- fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price- fluctuation risk.

FINANCIAL STATEMENTS

*   STATEMENT OF ASSETS AND LIABILITIES -- breaks down the fund's ASSETS (such as securities, cash, and other  receivables) and LIABILITIES (money owed for securities  purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price,  or NET ASSET VALUE PER SHARE. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

*   STATEMENT OF OPERATIONS -- shows how the fund's net assets changed during the reporting period as a result of the fund's operations.  In other words, it shows how much money the fund made or lost as a result of dividend AND/OR interest income, fees and expenses, and investment gains or losses.

*   STATEMENT OF CHANGES IN NET ASSETS -- shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the STATEMENT
OF OPERATIONS), income and capital gain distributions, and shareholder investments and redemptions.

*   FINANCIAL HIGHLIGHTS -- itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a  percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and  portfolio turnover (a gauge of the fund's trading activity).

 22      1-800-345-6488

Notes
--------------------------------------------------------------------------------

                                              www.americancentury.com      23

Notes
--------------------------------------------------------------------------------

 24      1-800-345-6488

[inside back cover -- blank]

[back cover]

[photo of rowers]

Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and  convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to  conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419385
KANSAS CITY, MISSOURI 64141-6385

WWW.AMERICANCENTURY.COM

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES
1-800-345-6488

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-4360

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

--------------------------------------------------------------------------------

0208                                 American Century Investment Services, Inc.
SH-SAN-30719                      (c)2002 American Century Services Corporation

[front cover]

AMERICAN CENTURY
VARIABLE PORTFOLIOS

Semiannual Report

[photo of rowers]

VP Income & Growth

June 30, 2002                    [american century logo and text logo (reg.sm)]

[inside front cover]

   Market Perspective .....................................................    1
VP INCOME & GROWTH

   Five Largest
      Overweights .........................................................    4
   Five Largest
      Underweights ........................................................    4
   Schedule of Investments ................................................    5
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................    9
   Statement of Operations ................................................   10
   Statement of Changes
      in Net Assets .......................................................   11
   Notes to Financial
      Statements ..........................................................   12
   Financial Highlights ...................................................   15
OTHER INFORMATION
   Share Class Information ................................................   18
   Background Information
      Investment Philosophy
         and Policies .....................................................   19
      Comparative Indices .................................................   19
      Investment Team
         Leaders ..........................................................   19
   Glossary ...............................................................   20

Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
[photo of Mark Mallon]

Mark Mallon, head of growth and income  equity, specialty, and asset allocation funds at American Century

U.S. ECONOMIC OVERVIEW

     The economic recovery continued for the first six months of 2002.
Manufacturing activity ramped up, companies rebuilt inventories, and productivity surged at the fastest pace in 30 years. Despite stronger economic growth, the Federal Reserve kept overnight lending rates at a 40-year low of
1.75%, as low inflation gave the central bank more time to stimulate the economy. Consumer spending continued to support the economy, as mortgage refinancing and real wage gains helped buoy spending despite high levels of consumer debt. But confidence slipped late in the period, leading to some concern that spending would follow. Meanwhile, lackluster corporate profits and the uncertain economic environment continued to restrain business spending.

STOCK MARKET OVERVIEW

     The economy continued to recover, but you couldn't tell by looking at the stock market. It was the worst first half for the S&P 500 in 30 years, establishing one of the harshest bear markets in history. Large-company stocks fell most, dragged down by the biggest growth-oriented companies, while small-
and medium-sized shares held their value a little better. Lower-priced value-oriented stocks continued to outperform growth shares across small-, medium-, and large-sized companies.

     A myriad of problems--high valuations, weak demand, accounting misdeeds, brokerage scandals, credit risk, and geopolitical tensions--weighed on investor sentiment. The daily revelations and accusations of improper accounting practices crushed stocks, as WorldCom became the latest titan to admit to accounting irregularities. Investor confidence was probably the biggest concern over the six-month period, as the Securities and Exchange Commission, the White
House, Congress, the Federal Reserve, and the financial community tried to find ways to restore faith in our financial system. Faltering confidence also led to a decline in the value of the dollar relative to other currencies.

     We've been reminded time and again that these kinds of crises create some of the best opportunities for long-term investors, as reforms fix problems and restore faith in our fundamentally strong economic and financial system.
Although the much-anticipated earnings rebound may be uneven and  slower than originally expected,  stock market valuations--while still not a "fire sale" by historical standards--are  the lowest we've seen in several years.

     Shaking out the market's valuation excesses has been painful in the short term, but the last two years have started to create some long-term value in the market, setting the stage for a more reasonable investing environment.

[right margin]

"IT WAS THE WORST FIRST HALF FOR THE S&P 500 IN 30 YEARS, ESTABLISHING ONE OF
THE HARSHEST BEAR MARKETS IN HISTORY."

STOCK MARKET RETURNS
FOR THE SIX MONTHS ENDED JUNE 30, 2002

S&P 500                      -13.16%
     Value                    -9.46%
     Growth                  -16.92%

S&P MIDCAP 400                -3.21%
     Value                     3.47%
     Growth                  -10.00%

S&P SMALLCAP 600              -0.02%
     Value                     5.47%
     Growth                   -5.68%

NASDAQ COMPOSITE             -24.84%

The S&P indices represent the performance of large-, medium-, and small-capitalization stocks. The Value and Growth indices refer to the corresponding S&P/BARRA indices defined on page 19.

STOCK MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED JUNE 30, 2002

Source: Lipper Inc.

                                                  www.americancentury.com      1

VP Income & Growth--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF JUNE 30, 2002

                       CLASS I              CLASS II             CLASS III
                (INCEPTION 10/30/97)   (INCEPTION 5/1/02)   (INCEPTION 6/26/02)

                VP INCOME   S&P 500   VP INCOME   S&P 500   VP INCOME   S&P 500
                 & GROWTH              & GROWTH              & GROWTH
================================================================================
6 MONTHS(1) .... -10.31%    -13.16%       --         --         --        --
1 YEAR ......... -14.54%    -17.99%       --         --         --        --
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS ........  -7.57%     -9.18%       --         --         --        --
LIFE OF
PORTFOLIO(1) ...   3.73%      3.34%     -7.72%   -7.81%(2)     1.95%   -0.08%(3)

(1) Returns for periods less than one year are not annualized.

(2) Index data since 4/30/02, the date nearest the class's inception for which data are available.

(3) Index data since 6/27/02, the date nearest the class's inception for which data are available.

See pages 18-20 for information about share classes, returns, and the comparative index.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the separate account prospectus for a discussion of the charges related to the insurance contracts.

GROWTH OF $10,000 OVER LIFE OF PORTFOLIO

The graph at left shows the growth of a $10,000 investment over the life of the portfolio, while the graph below shows the portfolio's year-by-year performance. The S&P 500 is provided for comparison in each graph. VP Income & Growth's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the returns of the index do not. The graphs are based on Class I shares only; performance for other classes will vary due to differences in fee structures. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF PORTFOLIO (PERIODS ENDED JUNE 30)

* From 10/30/97 (the portfolio's inception date) to 6/30/98. Not annualized.

2      1-800-345-6488

VP Income & Growth--Performance Review
--------------------------------------------------------------------------------

By John Schniedwind and Kurt Borgwardt, portfolio managers

PORTFOLIO PERFORMANCE

     VP Income & Growth returned -10.31% for the six months ended June 30, 2002, holding its value better than the S&P 500, which returned -13.16%.* Those results added to the portfolio's solid long-term track record--VP Income &
Growth has a compound annual rate of return of 3.73% since inception on October
30, 1997, beating the S&P 500's 3.34% return while consistently taking less risk
(measured by beta and standard deviation) than the index.

     The total return of stocks over the last five years has been weaker than average. It's also been one of the most extreme periods of stock market performance in history, with the economy  and corporate profits setting records on the upside and the downside. To have weathered that storm with a positive return that beat the index meant that our investment process worked relatively well.

VALUE TILT & MID-CAP  EXPOSURE HELPED

     Despite the latest downdraft in stocks, the market favored some of the hallmarks of the VP Income & Growth discipline--its value orientation and its exposure to medium-sized companies. Stock selection added value relative to the index in the financial, health care, and technology sectors. The main detractors were stock selection in the basic materials and utilities sectors.

     Technology stocks tumbled as weak business spending and high share prices continued to take their toll, pushing the Nasdaq near a three-year low. VP
Income & Growth's value orientation  led us to underweight tech stocks--the market's highest-priced sector--for the last two years. VP Income & Growth's tech stocks also tended to be on the cheaper side of the tech universe. That positioning continued to help during the first half of 2002.

     For example, investors gave up on their high hopes for the semiconductor industry, so VP Income & Growth's underweights in Intel and Broadcom limited the portfolio's downside relative to the S&P 500. We also minimized exposure to high-priced telecom-equipment makers like Nortel and Cisco, while entirely avoiding Lucent and JDS Uniphase. Conservative positioning helped in the computer hardware industry as well--we held modest overweights in cheaper, less volatile tech stocks like Pitney Bowes in place of Sun Microsystems and EMC, expensive stocks with negative earnings.

GOOD STORIES IN FINANCIAL SECTOR

     Financial stocks fell, pulled lower by weakness in stocks and exposure to bad loans. However, there were several relatively good stories in VP Income &
Growth's financial holdings. First, the portfolio posted positive returns in the property and casualty insurance industry, while the S&P 500's stocks in that industry fell. We outperformed because of overweights in several strong mid-caps like Fidelity National, Old Republic International, First American, Radian, and
PMI Group.

     The portfolio also benefited from overweighting companies with exposure to fixed-income underwriting (Bear Sterns and Lehman Brothers), underweighting equity-focused heavyweights Morgan Stanley Dean Witter and Merrill Lynch. We
also entirely avoided declining asset managers like T. Rowe Price, Stilwell
Financial, and Charles Schwab. Stock selection was also strong in banks, both

[right margin]

"TO HAVE WEATHERED [THE LAST FIVE YEARS OF VOLATILITY] WITH A POSITIVE RETURN
THAT BEAT THE INDEX MEANT THAT OUR INVESTMENT PROCESS WORKED RELATIVELY WELL."

PORTFOLIO AT A GLANCE
                            AS OF 6/30/02
NET ASSETS                 $671.4 MILLION

                        6/30/02      12/31/01
NUMBER OF HOLDINGS        206           249
P/E RATIO                22.8          25.0
PORTFOLIO TURNOVER      33%(1)        56%(2)

(1) Six months ended 6/30/02.

(2) Year ended 12/31/01.

TOP TEN HOLDINGS
                     % OF PORTFOLIO INVESTMENTS
                         AS OF         AS OF
                        6/30/02      12/31/01
BANK OF AMERICA
   CORP.                 3.4%          2.6%
CITIGROUP INC.           2.8%          3.5%
MICROSOFT CORP.          2.7%          2.8%
EXXON MOBIL CORP.        2.5%          2.1%
GENERAL ELECTRIC CO.     2.5%          3.1%
MERCK & CO., INC.        2.2%          1.4%
PFIZER, INC.             2.2%          2.7%
VERIZON
   COMMUNICATIONS        2.1%          2.1%
SEARS, ROEBUCK & CO.     2.1%          1.5%
PROCTER & GAMBLE CO.     2.0%          1.4%

Investment terms are defined in the Glossary on pages 20-21.

* All portfolio returns referenced in this review are for Class I shares.

                                                  www.americancentury.com      3

VP Income & Growth--Performance Review
--------------------------------------------------------------------------------
                                                                    (Continued)

regional (First Tennessee Bank, UnionBanCal, and AmSouth Bancorp) and national
(Bank of America). The portfolio's overweight in battered credit-card lenders like Providian Financial and AmeriCredit was a contrarian position that paid off. We sold those stocks, but Metris--another consumer lender in the portfolio--detracted from performance.

PICKS IN HEALTH CARE &  ENERGY HELPED

     Health care stocks slid, as concerns over patent expiration, slim research and development pipelines, and slower drug approval called into question the sector's relatively high valuations. That crushed drug stocks, with biotech taking the worst beating. VP Income & Growth's valuation-conscious strategy minimized the portfolio's exposure to those industries while focusing on cheaper generic drug companies like Mylan. Health maintenance organizations like Oxford
Health Plans and Wellpoint Health Networks also boosted performance, as the companies raised premiums and earnings guidance. Those favorable signs were especially well received because of the lack of earnings growth elsewhere in the market.

     Energy stocks rallied, as political tension in the Middle East pushed oil prices up about 30% in the first quarter. The portfolio was well positioned for the quick shift in prices because we built several overweight positions in oil services when valuations and oil prices were low. When oil prices rose, these undervalued shares rallied smartly. Halliburton, Smith International, and Global
Santa Fe were our best picks  in the services industry. We sold Global Santa Fe and Smith International when they appeared fully valued. But the portfolio's best performer in energy was Occidental Petroleum, a large, diversified oil company.

OTHER HITS & MISSES

     The portfolio's focus on dividend- paying stocks led to greater telecom exposure, while relatively high valuations in the consumer non-cyclicals sector led to a slight underweight. Those subtle sector allocations took back some of the fund's outperformance, as telecom declined and consumer non-cyclicals rallied. The portfolio had decent success avoiding some of the worst-performing telecom stocks like Qwest, Sprint PCS, and Nextel, but struggled with underweights in Coke and Pepsi. We sold all of our Coke as its price seemed too high.

     Stock selection in basic materials and utilities also eroded some of the portfolio's excess return relative to the S&P 500. Accounting irregularities, legal disputes, and credit problems dogged the utilities sector. We dodged several bullets, including Dynegy, Calpine, El Paso, and AES Corp., which all lost about half their value in six months. But an overweight in Aquila dragged on the portfolio's performance during the period. In basic materials, we missed out on a few advancers--the chemical giants Dupont and Dow, as well as manufacturer 3M. Those stocks looked expensive, but investors anticipating  an economic recovery bought them when the manufacturing sector started to rebound.

OUTLOOK

     The market will watch closely to see if the economic recovery will translate into strong corporate profits. Earnings expectations are still relatively high, which means profits will probably have to grow considerably or the highest-priced stocks could fall further. Conversely, if earnings start exceeding expectations, stocks could rally. We will continue to focus on building the portfolio based on analysis of individual companies.

[left margin]

"THE MARKET WILL WATCH CLOSELY TO SEE IF THE ECONOMIC RECOVERY WILL TRANSLATE
INTO STRONG CORPORATE PROFITS."

FIVE LARGEST OVERWEIGHTS
COMPARED WITH THE S&P 500 (AS OF 6/30/02)
                                            % OF          % OF
                                         PORTFOLIO'S       S&P
                                           STOCKS          500
BANK OF AMERICA
   CORP.                                    3.45%         1.19%
SEARS, ROEBUCK & CO.                        2.09%         0.19%
MARATHON OIL CORP.                          1.92%         0.09%
OCCIDENTAL PETROLEUM
   CORP.                                    1.69%         0.12%
EASTMAN KODAK CO.                           1.63%         0.09%

FIVE LARGEST UNDERWEIGHTS
COMPARED WITH THE S&P 500 (AS OF 6/30/02)
                                            % OF          % OF
                                         PORTFOLIO'S       S&P
                                           STOCKS          500
WAL-MART STORES INC.                        0.74%         2.69%
COCA-COLA CO.                               0.00%         1.53%
AMERICAN INTERNATIONAL
   GROUP INC.                               0.99%         1.96%
WELLS FARGO & CO.                           0.01%         0.94%
HOME DEPOT INC.                             0.07%         0.95%

4      1-800-345-6488

VP Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------

JUNE 30, 2002 (UNAUDITED)

Shares                                                                   Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 99.5%

AIRLINES -- 0.2%
                   15,500  Delta Air Lines Inc.                     $    310,000
                   52,100  Southwest Airlines Co.                        841,936
                                                                    ------------
                                                                       1,151,936
                                                                    ------------
ALCOHOL(1)
                    1,000  Adolph Coors Company Cl B                      62,300
                                                                    ------------
APPAREL & TEXTILES(1)
                    5,400  VF Corp.                                      211,734
                                                                    ------------
BANKS -- 8.7%
                  153,800  Amsouth Bancorporation                      3,442,044
                  322,700  Bank of America Corp.                      22,705,171
                   14,000  Bank One Corp.                                538,720
                  485,800  Citigroup Inc.                             18,824,750
                   41,300  Comerica Inc.                               2,535,820
                   78,800  First Tennessee National Corp.              3,018,040
                   24,600  Hibernia Corp. Cl A                           486,834
                   16,200  National City Corp.                           538,650
                   29,400  SunTrust Banks, Inc.                        1,990,968
                   23,400  Union Planters Corp.                          757,458
                   69,000  UnionBanCal Corp.                           3,232,650
                    1,400  Wells Fargo & Co.                              70,084
                                                                    ------------
                                                                      58,141,189
                                                                    ------------
BIOTECHNOLOGY -- 0.5%
                   41,200  Amgen Inc.(2)                               1,725,662
                   58,300  Immunex Corp.(2)                            1,302,131
                   11,100  SICOR Inc.(2)                                 205,905
                                                                    ------------
                                                                       3,233,698
                                                                    ------------
CHEMICALS -- 1.6%
                    4,200  3M Co.                                        516,600
                  141,000  Ashland Inc.                                5,710,500
                   93,500  Lubrizol Corp.                              3,132,250
                   24,200  RPM, Inc.                                     369,050
                   24,300  Sherwin-Williams Co.                          727,299
                                                                    ------------
                                                                      10,455,699
                                                                    ------------
CLOTHING STORES(1)
                   10,500  Limited, Inc. (The)                           223,650
                                                                    ------------
COMPUTER HARDWARE & BUSINESS
MACHINES -- 4.0%
                   82,200  Dell Computer Corp.(2)                      2,150,763
                  280,731  Hewlett-Packard Co.                         4,289,570
                  159,600  IKON Office Solutions Inc.                  1,500,240
                  133,100  International Business Machines
                              Corp.                                    9,583,199
                  109,700  Pitney Bowes, Inc.                          4,357,284
                   94,600  Storage Technology Corp.(2)                 1,510,762
                   69,300  Tech Data Corp.(2)                          2,622,659
                  135,700  Xerox Corp.(2)                                945,829
                                                                    ------------
                                                                      26,960,306
                                                                    ------------

Shares                                                                   Value
--------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 3.2%
                   25,100  Autodesk, Inc.                           $    332,701
                  328,900  Microsoft Corp.(2)                         17,967,807
                  228,400  Oracle Corp.(2)                             2,164,090
                   24,700  Reynolds & Reynolds Co. Cl A                  690,365
                                                                    ------------
                                                                      21,154,963
                                                                    ------------
CONSTRUCTION & REAL PROPERTY -- 0.9%
                   32,200  KB Home                                     1,658,622
                   48,700  Lennar Corp.                                2,980,440
                   34,400  Ryland Group, Inc. (The)                    1,711,400
                                                                    ------------
                                                                       6,350,462
                                                                    ------------
CONSUMER DURABLES -- 0.3%
                   29,700  Whirlpool Corp.                             1,941,192
                                                                    ------------
DEFENSE/AEROSPACE -- 1.0%
                   81,200  Boeing Co.                                  3,654,000
                   14,000  Honeywell International Inc.                  493,220
                   21,800  L-3 Communications Holdings,
                              Inc.(2)                                  1,177,200
                   10,100  Northrop Grumman Corp.                      1,262,500
                                                                    ------------
                                                                       6,586,920
                                                                    ------------
DEPARTMENT STORES -- 3.9%
                   51,200  Dillard's Inc.                              1,346,048
                  125,600  Federated Department Stores,
                              Inc.(2)                                  4,986,320
                   24,500  J. C. Penney Company, Inc.                    539,490
                   24,700  May Department Stores Co. (The)               813,371
                  253,200  Sears, Roebuck & Co.                       13,748,760
                   88,400  Wal-Mart Stores, Inc.                       4,862,884
                                                                    ------------
                                                                      26,296,873
                                                                    ------------
DRUGS -- 9.1%
                   58,000  Abbott Laboratories                         2,183,700
                   56,100  Barr Laboratories, Inc.(2)                  3,564,033
                  128,200  Bristol-Myers Squibb Co.                    3,294,740
                  199,900  Johnson & Johnson                          10,446,774
                  291,600  Merck & Co., Inc.                          14,766,623
                  100,100  Mylan Laboratories Inc.                     3,138,135
                  420,000  Pfizer, Inc.                               14,700,000
                  103,500  Pharmacia Corp.                             3,876,075
                  111,600  Schering-Plough Corp.                       2,745,360
                   42,300  Watson Pharmaceuticals, Inc.(2)             1,068,921
                   30,400  Wyeth                                       1,556,480
                                                                    ------------
                                                                      61,340,841
                                                                    ------------
ELECTRICAL EQUIPMENT -- 2.1%
                   58,100  Anixter International Inc.(2)               1,350,244
                   62,100  Celestica Inc.(2)                           1,410,291
                  408,800  Cisco Systems Inc.(2)                       5,700,716
                  161,700  Scientific-Atlanta, Inc.                    2,659,965
                   23,800  SPX Corp.(2)                                2,796,500
                                                                    ------------
                                                                      13,917,716
                                                                    ------------

See Notes to Financial Statements                 www.americancentury.com      5

VP Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 2002 (UNAUDITED)

Shares                                                                    Value
--------------------------------------------------------------------------------
ELECTRICAL UTILITIES -- 2.6%
                   26,500  Allegheny Energy, Inc.                   $    682,375
                   64,000  Alliant Energy Corp.                        1,644,800
                   22,600  Ameren Corp.                                  972,026
                  129,800  American Electric Power                     5,194,596
                   13,700  Dominion Resources Inc.                       903,926
                   40,800  Entergy Corp.                               1,731,552
                   21,450  Exelon Corp.                                1,121,835
                    3,781  FirstEnergy Corp.                             126,210
                  122,000  Reliant Energy, Inc.                        2,061,800
                   52,900  TXU Corp.                                   2,719,060
                                                                    ------------
                                                                      17,158,180
                                                                    ------------
ENERGY RESERVES & PRODUCTION -- 7.6%
                  128,600  ChevronTexaco Corp.                        11,381,100
                  417,300  Exxon Mobil Corp.                          17,075,915
                   10,300  Kinder Morgan Energy Partners,
                              L.P.(2)                                    323,420
                  370,500  Occidental Petroleum Corp.                 11,111,295
                   30,400  Phillips Petroleum Co.                      1,789,952
                  163,663  Royal Dutch Petroleum Co.
                              New York Shares                          9,045,654
                   20,500  Williams Companies, Inc. (The)                122,795
                                                                    ------------
                                                                      50,850,131
                                                                    ------------
ENTERTAINMENT -- 0.4%
                   89,200  Carnival Corporation Cl A                   2,469,948
                                                                    ------------
FINANCIAL SERVICES -- 6.2%
                   10,100  Countrywide Credit Industries, Inc.           487,325
                  159,700  Fannie Mae                                 11,777,875
                  153,100  Freddie Mac                                 9,369,720
                  586,600  General Electric Co.                       17,040,729
                   44,900  Household International, Inc.               2,231,530
                  109,700  Metris Companies Inc.                         911,607
                                                                    ------------
                                                                      41,818,786
                                                                    ------------
FOOD & BEVERAGE -- 3.4%
                  138,714  Archer-Daniels-Midland Co.                  1,774,152
                  259,600  ConAgra Foods, Inc.                         7,177,940
                   81,700  Dole Food Company, Inc.                     2,369,300
                   25,600  Kellogg Co.                                   918,016
                   90,600  PepsiCo, Inc.                               4,366,920
                  242,000  Tyson Foods, Inc. Cl A                      3,753,420
                   40,900  Unilever N.V. New York Shares               2,650,320
                                                                    ------------
                                                                      23,010,068
                                                                    ------------
FOREST PRODUCTS & PAPER -- 0.7%
                  145,200  Georgia-Pacific Corp.                       3,569,016
                   23,200  Rayonier, Inc.                              1,139,816
                                                                    ------------
                                                                       4,708,832
                                                                    ------------
GAS & WATER UTILITIES -- 1.6%
                  150,673  Aquila, Inc.                                1,205,384
                   18,800  El Paso Corp.                                 387,468
                   59,800  Keyspan Energy Corp.                        2,251,470
                   31,800  NICOR Inc.                                  1,454,850

Shares                                                                    Value
--------------------------------------------------------------------------------

                   20,600  NiSource Inc.                            $    449,698
                  237,668  Sempra Energy                               5,259,593
                                                                    ------------
                                                                      11,008,463
                                                                    ------------
GROCERY STORES -- 0.6%
                  142,100  SUPERVALU INC.                              3,485,713
                   46,964  Winn-Dixie Stores, Inc.                       732,169
                                                                    ------------
                                                                       4,217,882
                                                                    ------------
HEAVY ELECTRICAL EQUIPMENT -- 1.4%
                   86,900  Cooper Industries, Inc.                     3,415,170
                   90,171  Rockwell Automation Inc.                    1,789,894
                   61,000  United Technologies Corp.                   4,141,900
                                                                    ------------
                                                                       9,346,964
                                                                    ------------
HEAVY MACHINERY -- 0.3%
                  116,554  Agco Corp.(2)                               2,287,955
                                                                    ------------
HOME PRODUCTS -- 2.7%
                   40,200  Clorox Company                              1,662,270
                   53,900  Fortune Brands, Inc.                        3,015,166
                  151,400  Procter & Gamble Co. (The)                 13,520,020
                                                                    ------------
                                                                      18,197,456
                                                                    ------------
HOTELS -- 0.2%
                   13,300  Argosy Gaming Company(2)                      377,720
                   72,700  Cendant Corporation(2)                      1,154,476
                                                                    ------------
                                                                       1,532,196
                                                                    ------------
INDUSTRIAL PARTS -- 1.1%
                   88,314  Magna International Inc. Cl A               6,080,419
                   11,000  Shaw Group Inc. (The)(2)                      337,700
                   59,500  Tyco International Ltd.                       803,845
                   11,500  York International Corp.                      388,585
                                                                    ------------
                                                                       7,610,549
                                                                    ------------
INDUSTRIAL SERVICES -- 0.1%
                   28,800  United Rentals Inc.(2)                        627,840
                                                                    ------------
INFORMATION SERVICES -- 2.2%
                  106,200  Computer Sciences Corp.(2)                  5,076,360
                    5,300  CSG Systems International, Inc.(2)            101,469
                  102,500  Electronic Data Systems Corp.               3,807,875
                   49,500  First Data Corp.                            1,864,170
                  151,400  Viad Corp.                                  3,936,400
                                                                    ------------
                                                                      14,786,274
                                                                    ------------
INTERNET -- 0.1%
                   30,200  Overture Services Inc.(2)                     736,729
                                                                    ------------
INVESTMENT TRUSTS -- 1.6%
                  106,700  Standard and Poor's 500
                              Depositary Receipt                      10,568,635
                                                                    ------------
LEISURE -- 1.6%
                  367,900  Eastman Kodak Co.                          10,731,643
                    2,400  GTECH Holdings Corp.(2)                        61,296
                                                                    ------------
                                                                      10,792,939
                                                                    ------------

6      1-800-345-6488                          See Notes to Financial Statements

VP Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

JUNE 30, 2002 (UNAUDITED)

Shares                                                                    Value
--------------------------------------------------------------------------------
LIFE & HEALTH INSURANCE -- 1.4%
                   39,600  AmerUs Group Co.                         $  1,467,180
                   76,000  CIGNA Corp.                                 7,403,920
                   16,000  Protective Life Corp.                         529,600
                                                                    ------------
                                                                       9,400,700
                                                                    ------------
MEDIA -- 3.3%
                  392,350  AOL Time Warner Inc.(2)                     5,771,469
                  261,000  Disney (Walt) Co.                           4,932,900
                   11,700  Omnicom Group Inc.                            535,860
                   79,100  PanAmSat Corp.(2)                           1,787,265
                   21,500  USA Interactive(2)                            504,068
                  192,000  Viacom, Inc. Cl B(2)                        8,519,039
                                                                    ------------
                                                                      22,050,601
                                                                    ------------
MEDICAL PRODUCTS & SUPPLIES -- 0.2%
                   56,800  Fisher Scientific International(2)          1,590,400
                                                                    ------------
MEDICAL PROVIDERS & SERVICES -- 0.6%
                    2,900  AmerisourceBergen Corp.                       220,400
                   31,849  Oxford Health Plans, Inc.(2)                1,479,705
                   31,000  Wellpoint Health Networks Inc.(2)           2,412,110
                                                                    ------------
                                                                       4,112,215
                                                                    ------------
MINING & METALS -- 0.6%
                   88,600  Ball Corporation                            3,675,128
                   31,400  Crown Cork & Seal Co., Inc.(2)                215,090
                                                                    ------------
                                                                       3,890,218
                                                                    ------------
MOTOR VEHICLES & PARTS -- 1.4%
                    6,700  General Motors Corp.                          358,115
                   62,500  Johnson Controls, Inc.                      5,100,625
                   78,800  Lear Corp.(2)                               3,644,500
                                                                    ------------
                                                                       9,103,240
                                                                    ------------
OIL REFINING -- 2.0%
                  465,300  Marathon Oil Corp.                         12,618,936
                   16,000  Northern Border Partners LP                   572,480
                                                                    ------------
                                                                      13,191,416
                                                                    ------------
OIL SERVICES -- 0.9%
                  386,800  Halliburton Co.                             6,165,592
                                                                    ------------
PROPERTY & CASUALTY INSURANCE -- 3.7%
                   95,900  American International Group, Inc.          6,543,257
                  233,041  Fidelity National Financial, Inc.           7,364,096
                  100,900  First American Financial Corp.
                              (The)                                    2,275,295
                   16,400  Jefferson-Pilot Corp.                         774,408
                  165,800  Old Republic International Corp.            5,222,700
                   37,000  PMI Group, Inc. (The)                       1,413,400
                    8,700  Progressive Corp.                             503,295
                    9,100  Radian Group Inc.                             442,988
                                                                    ------------
                                                                      24,539,439
                                                                    ------------
RAILROADS -- 0.4%
                   22,900  Burlington Northern Santa Fe
                              Corp.                                      687,000
                   13,200  CSX Corporation                               459,492

Shares                                                                    Value
--------------------------------------------------------------------------------

                   23,900  Norfolk Southern Corp.                   $    558,782
                   14,200  Union Pacific Corp.                           898,576
                                                                    ------------
                                                                       2,603,850
                                                                    ------------
REAL ESTATE INVESTMENT TRUST -- 1.0%
                   16,200  CarrAmerica Realty Corp.                      499,770
                   12,300  CBL & Associates Properties, Inc.             498,150
                    5,800  General Growth Properties, Inc.               295,800
                   26,100  Liberty Property Trust                        913,500
                   15,700  Mack-Cali Realty Corp.                        551,855
                  136,700  Plum Creek Timber Co. Inc.                  4,183,020
                    2,200  Simon Property Group, Inc.                     81,048
                                                                    ------------
                                                                       7,023,143
                                                                    ------------
SECURITIES & ASSET MANAGEMENT -- 1.9%
                  130,900  Bear Stearns Companies Inc. (The)           7,991,445
                   55,400  Lehman Brothers Holdings Inc.               3,463,608
                   37,300  Merrill Lynch & Co., Inc.                   1,510,650
                                                                    ------------
                                                                      12,965,703
                                                                    ------------
SEMICONDUCTOR -- 3.0%
                    4,500  Analog Devices, Inc.(2)                       133,650
                  106,242  Arrow Electronics, Inc.(2)                  2,204,522
                  170,500  Avnet Inc.                                  3,749,295
                   97,000  ESS Technology, Inc.(2)                     1,699,925
                  434,400  Intel Corp.                                 7,938,659
                   29,300  KLA-Tencor Corp.(2)                         1,288,175
                   42,800  Linear Technology Corp.                     1,344,990
                    2,200  National Semiconductor Corp.(2)                64,174
                   20,800  NVIDIA Corp.(2)                               357,448
                   49,100  Texas Instruments Inc.                      1,163,670
                                                                    ------------
                                                                      19,944,508
                                                                    ------------
SPECIALTY STORES -- 0.9%
                    9,400  Barnes & Noble Inc.(2)                        248,442
                   50,800  Blockbuster, Inc.                           1,366,520
                   16,300  Borders Group, Inc.(2)                        299,920
                   13,300  Home Depot, Inc.                              488,509
                   51,500  NBTY, Inc.(2)                                 797,478
                   22,100  Office Depot, Inc.(2)                         371,280
                   23,800  Pier 1 Imports, Inc.                          493,850
                   22,800  Rent-A-Center Inc.(2)                       1,317,498
                   10,200  Zale Corp.(2)                                 373,320
                                                                    ------------
                                                                       5,756,817
                                                                    ------------
TELEPHONE -- 5.6%
                  455,300  AT&T Corp.                                  4,871,710
                  225,900  BellSouth Corp.                             7,115,850
                  321,600  SBC Communications Inc.                     9,808,800
                  138,900  Sprint Corp.                                1,473,729
                  349,000  Verizon Communications                     14,012,350
                                                                    ------------
                                                                      37,282,439
                                                                    ------------
THRIFTS -- 0.5%
                   15,100  GreenPoint Financial Corp.                    741,410
                   67,750  Washington Mutual, Inc.                     2,514,203
                                                                    ------------
                                                                       3,255,613
                                                                    ------------

See Notes to Financial Statements                 www.americancentury.com      7

VP Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 2002 (UNAUDITED)

Shares                                                                    Value
--------------------------------------------------------------------------------
TOBACCO -- 0.3%
                   47,400  Philip Morris Companies Inc.             $  2,070,432
                                                                    ------------
TRUCKING, SHIPPING & AIR FREIGHT -- 0.2%
                   20,200  FedEx Corp.                                 1,078,680
                                                                    ------------
WIRELESS TELECOMMUNICATIONS -- 1.7%
                  182,500  ALLTEL Corp.                                8,577,500
                  430,569  AT&T Wireless Services Inc.(2)              2,518,829
                                                                    ------------
                                                                      11,096,329
                                                                    ------------
TOTAL COMMON STOCKS                                                  666,880,641
                                                                    ------------
   (Cost $714,064,506)

CONVERTIBLE PREFERRED STOCKS -- 0.4%

ELECTRICAL UTILITIES -- 0.1%
                   23,457  DTE Energy Company, 8.75%,
                              8/16/05                                    615,746
                                                                    ------------
MOTOR VEHICLES & PARTS -- 0.3%
                   20,700  Ford Motor Company Capital
                              Trust II, 6.50%, 1/15/32                 1,164,375
                   25,700  General Motors Corp., Series B,
                              5.25%, 3/6/32                              675,139
                                                                    ------------
                                                                       1,839,514
                                                                    ------------
TOTAL CONVERTIBLE PREFERRED STOCKS                                     2,455,260
                                                                    ------------
   (Cost $2,271,597)

                                                                         Value
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 0.1%
   Repurchase Agreement, Bank of America N.A.,
    (U.S. Treasury obligations), in a joint trading
    account at 1.85%, dated 6/28/02, due
    7/1/02 (Delivery value $700,108)                                $    700,000
                                                                    ------------
   (Cost $700,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $670,035,901
                                                                    ============
   (Cost $717,036,103)

NOTES TO SCHEDULE OF INVESTMENTS

(1) Industry is less than 0.05% of total investment securities.

(2) Non-income producing.

8      1-800-345-6488                          See Notes to Financial Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

JUNE 30, 2002 (UNAUDITED)

ASSETS
Investment securities, at value
  (cost of $717,036,103) (Note 3) .......................         $ 670,035,901
Cash ....................................................               876,356
Receivable for investments sold .........................             1,980,420
Dividends and interest receivable .......................             1,094,158
                                                                  -------------
                                                                    673,986,835
                                                                  -------------

LIABILITIES
Payable for investments purchased .......................             2,231,010
Accrued management fees (Note 2) ........................               396,040
                                                                  -------------
                                                                      2,627,050
                                                                  -------------

Net Assets ..............................................         $ 671,359,785
                                                                  =============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) .................         $ 826,135,225
Undistributed net investment income .....................             3,891,266
Accumulated net realized loss
  on investment transactions ............................          (111,666,504)
Net unrealized depreciation
  on investments (Note 3) ...............................           (47,000,202)
                                                                  -------------
                                                                  $ 671,359,785
                                                                  =============
Class I, $0.01 Par Value
Net assets ..............................................         $ 671,337,856
Shares outstanding ......................................           116,899,861
Net asset value per share ...............................         $        5.74

Class II, $0.01 Par Value
Net assets ..............................................         $      19,505
Shares outstanding ......................................                 3,397
Net asset value per share ...............................         $        5.74

Class III, $0.01 Par Value
Net assets ..............................................         $       2,424
Shares outstanding ......................................                   422
Net asset value per share ...............................         $        5.74

See Notes to Financial Statements
See Glossary for a Definition of the Table        www.americancentury.com      9

Statement of Operations
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

INVESTMENT INCOME
Income:
Dividends .................................................        $  6,286,137
Interest ..................................................              90,586
                                                                   ------------
                                                                      6,376,723
                                                                   ------------
Expenses (Note 2):
Management fees ...........................................           2,463,672
Directors' fees and expenses ..............................               2,935
                                                                   ------------
                                                                      2,466,607
                                                                   ------------

Net investment income .....................................           3,910,116
                                                                   ------------

REALIZED AND UNREALIZED LOSS (NOTE 3)
Net realized loss on investment transactions ..............          (2,489,217)
Change in net unrealized
  depreciation on investments .............................         (78,247,822)
                                                                   ------------

Net realized and unrealized loss ..........................         (80,737,039)
                                                                   ------------

Net Decrease in Net Assets
  Resulting from Operations ...............................        $(76,826,923)
                                                                   ============

                                               See Notes to Financial Statements
10      1-800-345-6488                See Glossary for a Definition of the Table

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2001

Increase (Decrease) in Net Assets                     2002             2001

OPERATIONS
Net investment income ....................     $   3,910,116      $   6,937,438
Net realized loss ........................        (2,489,217)       (57,638,068)
Change in net unrealized depreciation ....       (78,247,822)        (6,814,056)
                                               -------------      -------------
Net decrease in net assets
  resulting from operations ..............       (76,826,923)       (57,514,686)
                                               -------------      -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Class I ................................        (6,895,064)        (5,511,406)
                                               -------------      -------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase in net assets
  from capital share transactions ........        53,807,785        116,179,752
                                               -------------      -------------

Net increase (decrease)
  in net assets ..........................       (29,914,202)        53,153,660

NET ASSETS
Beginning of period ......................       701,273,987        648,120,327
                                               -------------      -------------
End of period ............................     $ 671,359,785      $ 701,273,987
                                               =============      =============

Undistributed net investment income ......     $   3,891,266      $   6,876,214
                                               =============      =============

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      11

Notes to Financial Statements
--------------------------------------------------------------------------------

JUNE 30, 2002 (UNAUDITED)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Variable Portfolios, Inc. (the corporation)
is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP Income & Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is dividend growth, current income and capital appreciation through investment in common stocks. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The fund is authorized to issue the following classes of shares: Class I, Class II, and Class III. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Class II and Class III shares commenced as of May 1, 2002 and June 26, 2002, respectively.

    SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively. There were no open futures contracts at June 30, 2002.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are generally declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts.

    At December 31, 2001, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $93,993,457 (expiring in 2006 through 2009), which may be used  to offset future taxable gains.

     For the two-month period ended December 31, 2001, the fund incurred net capital losses of $6,108,090. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

12      1-800-345-6488

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

JUNE 30, 2002 (UNAUDITED)

2.  FEES AND TRANSACTIONS WITH RELATED PARTIES

    MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each class's pro rata share of the fund's average daily closing net assets during the previous month. The annual management fee for Class I, Class II, and Class III is 0.70%.

    DISTRIBUTION FEES -- The Board of Directors has adopted the Master
Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940
Act. The plan provides that Class II will pay American Century Investment
Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed daily and paid monthly based on the Class II average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of Class
II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the six months ended June 30,
2002, are detailed in the Statement of Operations.

    RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC),  the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

    During the six months ended June 30, 2002, the fund invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement with JPM (see Note 5).

3.  INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2002, were $295,348,734 and
$232,289,135, respectively.

    At June 30, 2002, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Gross Appreciation .................................              $  44,706,693
Gross Depreciation .................................               (101,011,864)
                                                                  -------------
Net ................................................              $ (56,305,171)
                                                                  =============
Federal Tax Cost ...................................              $ 726,341,072
                                                                  =============

    The difference between book-basis and tax-basis unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

                                                 www.americancentury.com      13

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

JUNE 30, 2002 (UNAUDITED)

4.  CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the fund were as follows:

                                                    SHARES            AMOUNT
CLASS I
Six months ended June 30, 2002
Shares Authorized ..........................      300,000,000
                                                =============
Sold .......................................       17,006,295     $ 107,027,455
Issued in reinvestment of distributions ....        1,052,681         6,895,064
Redeemed ...................................       (9,634,010)      (60,137,133)
                                                -------------     -------------
Net increase ...............................        8,424,966     $  53,785,386
                                                =============     =============

Year ended December 31, 2001
Shares Authorized ..........................      200,000,000
                                                =============
Sold .......................................       43,172,972     $ 283,639,643
Issued in reinvestment of distributions ....          820,150         5,511,406
Redeemed ...................................      (26,615,375)     (172,971,297)
                                                -------------     -------------
Net increase ...............................       17,377,747     $ 116,179,752
                                                =============     =============

CLASS II
Period ended June 30, 2002(1)
Shares Authorized ..........................      100,000,000
                                                =============
Sold .......................................            3,397     $      20,020
                                                =============     =============

CLASS III
Period ended June 30, 2002(2)
Shares Authorized ..........................      100,000,000
                                                =============
Sold .......................................              422     $       2,379
                                                =============     =============

(1) May 1, 2002 (commencement of sale) through June 30, 2002.

(2) June 26, 2002 (commencement of sale) through June 30, 2002.

5.  BANK LOANS

    The fund, along with certain other funds managed by ACIM, has a $650,000,000 unsecured bank line of credit agreement with JPM. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months ended June 30, 2002.

14      1-800-345-6488

VP Income & Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                                        Class I
                                         2002(1)      2001        2000        1999        1998       1997(2)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period .................  $6.46       $7.11       $8.00       $6.78       $5.39       $5.00
                                        ---------   ---------   ---------   ---------   ---------   ---------
Income From Investment Operations
  Net Investment Income ...............   0.03(3)     0.06        0.05        0.08(3)     0.03        0.02
  Net Realized and Unrealized
  Gain (Loss) .........................  (0.69)      (0.65)      (0.90)       1.14        1.41        0.37
                                        ---------   ---------   ---------   ---------   ---------   ---------
  Total From Investment Operations ....  (0.66)      (0.59)      (0.85)       1.22        1.44        0.39
                                        ---------   ---------   ---------   ---------   ---------   ---------
Distributions
  From Net Investment Income ..........  (0.06)      (0.06)      (0.04)       --(4)      (0.04)        --
  From Net Realized Gains .............    --          --          --         --         (0.01)        --
                                        ---------   ---------   ---------   ---------   ---------   ---------
  Total Distributions .................  (0.06)      (0.06)      (0.04)       --(4)      (0.05)        --
                                        ---------   ---------   ---------   ---------   ---------   ---------
Net Asset Value, End of Period ........  $5.74       $6.46       $7.11       $8.00       $6.78       $5.39
                                        =========   =========   =========   =========   =========   =========
  Total Return(5) ..................... (10.31)%     (8.35)%    (10.62)%     18.02%      26.87%       7.80%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ............... 0.70%(6)      0.70%       0.70%       0.70%       0.70%     0.70%(6)
Ratio of Net Investment Income
  to Average Net Assets ............... 1.11%(6)      1.05%       0.93%       1.09%       1.43%     1.94%(6)
Portfolio Turnover Rate ...............     33%         56%         58%         50%         55%         10%
Net Assets, End of Period
  (in thousands) ..................... $671,338    $701,274    $648,120    $459,110    $109,626      $1,230

(1) Six months ended June 30, 2002 (unaudited).

(2) October 30, 1997 (inception) through December 31, 1997.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      15

VP Income & Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                                      Class II
                                                                       2002(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ..............................    $6.22
                                                                     -----------
Income From Investment Operations
  Net Investment Income(2) ........................................     0.01
  Net Realized and Unrealized Loss ................................    (0.49)
                                                                     -----------
  Total From Investment Operations ................................    (0.48)
                                                                     -----------
Net Asset Value, End of Period ....................................    $5.74
                                                                     ===========
  Total Return(3) .................................................    (7.72)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets .................   0.95%(4)
Ratio of Net Investment Income to Average Net Assets ..............   0.83%(4)
Portfolio Turnover Rate ...........................................     33%(5)
Net Assets, End of Period .........................................   $19,505

(1) May 1, 2002 (commencement of sale) through June 30, 2002 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the six months ended June 30, 2002.

                                               See Notes to Financial Statements
16      1-800-345-6488                See Glossary for a Definition of the Table

VP Income & Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                                      Class III
                                                                       2002(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period .............................     $5.63
                                                                     -----------
Income From Investment Operations
  Net Investment Loss(2) .........................................      --(3)
  Net Realized and Unrealized Gain ...............................      0.11
                                                                     -----------
  Total From Investment Operations ...............................      0.11
                                                                     -----------
Net Asset Value, End of Period ...................................     $5.74
                                                                     ===========
  Total Return(4) ................................................      1.95%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets .................   0.70%(5)
Ratio of Net Investment Loss to Average Net Assets ................ (0.45)%(5)
Portfolio Turnover Rate ...........................................     33%(6)
Net Assets, End of Period .........................................    $2,424

(1) June 26, 2002 (commencement of sale) through June 30, 2002 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the six months ended June 30, 2002.

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      17

Share Class Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Three classes of shares are authorized for sale by the fund: Class I, Class
II, and Class III.

    Class I shares are sold through insurance company separate accounts. Class I shareholders do not pay any commissions or other fees to American Century for purchase of fund shares.

    Class II shares are sold through insurance company separate accounts. Class
II shares are subject to a 0.25% Rule 12b-1 distribution fee, which is available to pay for distribution services provided by the financial intermediary through which the Class II shares are purchased. The total expense ratio of  Class II shares is higher than the total expense ratio of Class I shares.

    Class III shares are sold through insurance company separate accounts. Class
III shareholders do  not pay any commissions or other fees to American Century for purchase of fund shares. However, Class III shares have a 1.0% redemption fee for shares  that are redeemed or exchanged within 60 days of purchase.

    All classes of shares represent a pro rata interest  in the fund and generally have the same rights and preferences. Because all shares of the fund are sold through insurance company separate accounts, additional fees may apply.

18      1-800-345-6488

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     AMERICAN CENTURY VP INCOME & GROWTH seeks current income and capital appreciation by investing in a diversified portfolio of common stocks. Its goal is to achieve a total return that exceeds the total return of the S&P 500. The fund's management team also targets a dividend yield that is higher than the yield of the S&P 500.

     Computer models are used as key tools in the management team's investment decisions. A stock-ranking model analyzes a sizable universe of stocks based on their expected return. The model looks at both growth and value measures such as cash flow, earnings growth, and price/earnings ratio. Once the stocks are ranked, another model creates a portfolio that balances high-ranking stocks with an overall risk  level that is comparable to the fund's benchmark index.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is composed of 500 large-capitalization stocks traded on domestic exchanges. It is considered a broad measure of U.S. stock performance.

     The S&P MIDCAP 400 is composed of 400 mid-capitalization stocks traded on domestic exchanges. It is considered a broad measure of mid-sized stock performance.

     The S&P SMALLCAP 600 is composed of 600 small-capitalization stocks traded on domestic exchanges. It is considered a broad measure of  small-company stock performance.

     The S&P/BARRA VALUE AND GROWTH indices split the S&P 500, MidCap 400, and
SmallCap 600 indices into groups designed to track the two predominant investment styles in the U.S. equity market. The full S&P indices are divided according to price-to-book ratios, with the value indices containing firms with lower price-to-book ratios and the growth indices consisting of firms with higher price-to-book ratios. Each company is assigned to either the value or growth index so that the two style indices "add up" to the full indices.

     The NASDAQ COMPOSITE is a market capitalization price-only index that reflects the aggregate performance of domestic common stocks traded on the regular Nasdaq market, as well as national market system-traded foreign common stocks and American Depositary Receipts. It is considered to represent the performance of smaller-capitalization and growth-oriented U.S. stocks generally.

[right margin]

INVESTMENT TEAM LEADERS
     Portfolio Managers
        KURT BORGWARDT
        JOHN SCHNIEDWIND

                                                 www.americancentury.com      19

Glossary
--------------------------------------------------------------------------------

*   BLUE CHIP STOCKS -- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.
Examples include General Electric and Coca-Cola.

*   CYCLICAL STOCKS -- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle.
Examples include the stocks of automobile manufacturers, steel producers, and textile operators.

*   DIVIDEND YIELD -- a percentage return calculated by dividing a company's annual cash dividend by the current market value of the company's stock.

*   GROWTH STOCKS -- stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, health care, and consumer staple companies.

*   LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $9.9 billion. This is Lipper's market-capitalization breakpoint as of June
30, 2002, although it may be subject to change based on market fluctuations. The
Dow Jones Industrial Average and S&P 500 are representative of large-cap  stock performance.

*   MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) between
$2.4 billion and $9.9 billion. This is Lipper's market-capitalization breakpoint as of June 30, 2002, although it may be subject to change based on market fluctuations. The S&P MidCap 400 and Russell 2500 are representative of mid-cap stock performance.

*   NUMBER OF HOLDINGS -- the number of securities, excluding temporary investments, held by a fund on a given date.

*   PORTFOLIO TURNOVER -- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

*   PRICE/BOOK RATIO -- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

*   PRICE/EARNINGS (P/E) RATIO -- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's
P/E ratio is in proportion to the percentage of the fund that the company represents.

*   RETURN (AVERAGE ANNUAL) -- the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 15-17.

*   RETURN (TOTAL) -- the overall percentage change in the value of a hypothetical investment in the fund, assuming that all of the fund's distributions are reinvested.

*   SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.4 billion. This is Lipper's market-capitalization breakpoint as of June
30, 2002, although it may be subject to change based on market fluctuations. The
S&P 600 and Russell 2000 are representative of small-cap stock performance.

*   VALUE STOCKS -- stocks that are considered relatively inexpensive. These stocks are typically characterized by low P/E ratios.

20      1-800-345-6488

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are  consistent with your needs.

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

*   GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price-fluctuation risk.

FINANCIAL STATEMENTS

*   STATEMENT OF ASSETS AND LIABILITIES -- breaks down the fund's ASSETS (such as securities, cash, and other  receivables) and LIABILITIES (money owed for securities  purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price,  or NET ASSET VALUE PER SHARE. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

*   STATEMENT OF OPERATIONS -- shows how the fund's net assets changed during the reporting period as a result of the fund's operations.  In other words, it shows how much money the fund made or lost as a result of dividend AND/OR interest income, fees and expenses, and investment gains or losses.

*   STATEMENT OF CHANGES IN NET ASSETS -- shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the STATEMENT
OF OPERATIONS), income and capital gain distributions, and shareholder investments and redemptions.

*   FINANCIAL HIGHLIGHTS -- itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a  percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and  portfolio turnover (a gauge of the fund's trading activity).

                                                 www.americancentury.com      21

Notes
--------------------------------------------------------------------------------

22      1-800-345-6488

Notes
--------------------------------------------------------------------------------

                                                 www.americancentury.com      23

Notes
--------------------------------------------------------------------------------

24      1-800-345-6488

[back cover]

Who We Are

American Century offers investors more than 60 mutual funds spanning the investment spectrum. We currently manage $85 billion for roughly 2 million individuals, institutions, and  corporations, and offer a range of services designed to make  investing easy and convenient.

For four decades, American Century has been a leader in  performance, service, and innovation. From pioneering the use of computer technology in investing to allowing investors to  conduct transactions over the Internet, we have been committed  to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With  so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419385
KANSAS CITY, MISSOURI 64141-6385

WWW.AMERICANCENTURY.COM

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES
1-800-345-6488

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-4360

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

--------------------------------------------------------------------------------

0208                                  American Century Investment Services, Inc.
SH-SAN-30405                       (c)2002 American Century Services Corporation

[front cover]

AMERICAN CENTURY
VARIABLE PORTFOLIOS

Semiannual Report

[photo of rowers]

VP Balanced

June 30, 2002                    [american century logo and text logo (reg.sm)]

[inside front cover]

   Market Perspective .....................................................    1
VP BALANCED

FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   10
   Statement of Operations ................................................   11
   Statement of Changes
      in Net Assets .......................................................   12
   Notes to Financial
      Statements ..........................................................   13
   Financial Highlights ...................................................   15
OTHER INFORMATION
   Background Information
      Investment Team
         Leaders ..........................................................   16
      Credit Rating
         Guidelines .......................................................   16
      Investment Philosophy

Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
[photo of Mark Mallon]

Mark Mallon, head of growth and income  equity, specialty, and asset allocation funds at American Century

ECONOMIC RECOVERY ROARED,  THEN SPUTTERED

     The first half of 2002 was a tale of two very different quarters. Despite the now obvious foreshadowing provided by Enron's bankruptcy and allegations of accounting and trading improprieties, the first quarter seemed to point toward better times ahead. Fueled by tax cuts, increased government spending, and the lowest short-term interest rates in  40 years, the economy accelerated from a
2.7% annual growth rate in the fourth quarter of 2001 to a 5% rate in the first quarter of 2002.

     That rapid first-quarter growth proved unsustainable, however. The recovery was weakened and delayed by escalating geopolitical tensions, more disclosures of corporate misbehavior, rising unemployment, wilting confidence, uninspiring company earnings, weak business spending, and a declining stock market.

     As a result, the economy grew at an estimated 1.1% annual rate in the second quarter, kept afloat by an extremely strong housing market and recovery in the manufacturing sector. But the Federal Reserve confirmed the uncertain status of the recovery, refusing to raise interest rates from their historic lows by the end of the second quarter, as most economists expected at the beginning of the year.

WORRIES WEIGHED DOWN STOCKS

     The U.S. stock market also displayed a split personality. The first quarter began and ended on a generally optimistic note, and the overall market-- as represented by the Wilshire 5000 stock index--posted a small gain after rallying in March. But the second quarter opened with escalating violence in the Middle
East, and ended with WorldCom on the verge of the biggest bankruptcy in U.S.
history. In between, the S&P 500 fell more than 13% and the Nasdaq Composite dropped over 20%, resulting in one of the worst first halves in recent years.

     Skittish investors sold stocks seen as potentially overvalued and susceptible to further corporate chicanery, and bought "safe-haven" investments
(like gold and high-quality bonds) and stocks perceived as undervalued or having attractive dividend yields. Besides gold, favored industries included defense/
aerospace (boosted by the war on terrorism) and medical providers. Technology and telecommunications were among the worst performers.

STOCK SLUMP BOOSTED BONDS

     U.S. bonds benefited from the stock sell-off and declining investor confidence. Despite an improving economy, increasing supply, a weaker dollar, and potentially inflationary low interest rates (all traditional bond market nemeses), bonds generally beat stocks. That put bonds in position to outperform stocks for three straight calendar years for the first time since 1939-41. The benchmark 10-year Treasury note's yield fell from 5.05% to 4.81%, and its total return was 3.72%, a nice surprise for bond investors who'd expected higher interest rates and falling bond prices this year.

[right margin]

"THE FIRST HALF OF 2002 WAS A TALE OF TWO VERY DIFFERENT QUARTERS. "

STOCK MARKET RETURNS
FOR THE SIX MONTHS ENDED JUNE 30, 2002

S&P 500                              -13.16%
     Value                            -9.46%
     Growth                          -16.92%

S&P MIDCAP 400                        -3.21%
     Value                             3.47%
     Growth                          -10.00%

S&P SMALLCAP 600                      -0.02%
     Value                             5.47%
     Growth                           -5.68%

NASDAQ COMPOSITE                     -24.84%

The S&P indices represent the performance of large-, medium-, and small-capitalization stocks. The Value and Growth indices refer to the corresponding S&P/BARRA indices that split each full S&P index into mutually exclusive value and growth groups.

BOND MARKET RETURNS
FOR THE SIX MONTHS ENDED JUNE 30, 2002

LEHMAN AGGREGATE BOND INDEX            3.79%

Lehman Fixed-Rate Mortgage-Backed
     Securities Index                  4.51%

Lehman Agency Bond Index               4.08%

Lehman Treasury Bond Index             3.61%

Lehman Corporate Bond Index            2.31%

Source: Bloomberg Financial Markets

                                                  www.americancentury.com      1

VP Balanced--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF JUNE 30, 2002

                                                                LEHMAN AGGREGATE
                        VP BALANCED   BLENDED INDEX   S&P 500      BOND INDEX
================================================================================
6 MONTHS(1) ............. -6.13%         -6.38%       -13.16%         3.79%
1 YEAR .................. -7.95%         -7.34%       -17.99%         8.63%
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS ................. -2.34%         -2.27%        -9.18%         8.11%
5 YEARS .................  3.62%          5.23%         3.66%         7.57%
10 YEARS ................  7.13%          9.80%        11.43%         7.35%

The portfolio's inception date was 5/1/91.

(1) Returns for periods less than one year are not annualized.

See pages 16-17 for information about the blended index and returns.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the separate account prospectus for a discussion of the charges related to the insurance contracts.

GROWTH OF $10,000 OVER 10 YEARS

The graph at left shows the growth of a $10,000 investment in the portfolio over 10 years, while the graph below shows the portfolio's year-by-year performance. The S&P 500, Lehman Aggregate Bond, and blended indices are provided for comparison in the graph at left, while the blended index is provided for comparison in the graph below. VP Balanced's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED JUNE 30)

2      1-800-345-6488

VP Balanced--Performance Review
--------------------------------------------------------------------------------

By Jeff Tyler (equity team leader) and Jeff Houston (fixed-income team leader)

PERFORMANCE OVERVIEW

     It paid to be diversified--especially with high-quality bonds--in the first half of 2002. While the S&P 500 suffered its worst first half in decades, high-quality bonds (and portfolios that owned them) performed relatively well.

     As a result, VP Balanced and its benchmark (a custom 60% stock/40% bond index based on the S&P 500 and the Lehman Brothers Aggregate Bond Index)
outperformed most U.S. stock portfolios. VP Balanced also beat the benchmark because the fund's stock portfolio outperformed the S&P 500.

STOCK STRATEGY & PERFORMANCE

     In VP Balanced's stock portfolio, we attempt to outperform the S&P 500 by utilizing quantitative methods alongside active management. Our quantitative approach has two components. The first is stock selection--a process that evaluates a broad spectrum of companies based on their expected return.

     The other element is risk control, to ensure the portfolio has characteristics similar to the S&P 500. We then use active management to maintain broad exposure to businesses throughout the economy, attempting to pick the best stocks in every industry without overloading in any one sector.

     In most sectors, VP Balanced's holdings outperformed those in the S&P 500.
The best performers were value stocks and smaller-company shares. Our stock selection was especially successful among health care, financial, and consumer discretionary stocks.

     Our health care holdings outperformed in part because we limited our exposure to the big pharmaceutical companies, which posted steep losses. Our financial stocks fared well thanks to mid-cap property and casualty insurers like Fidelity National, and overweights in bank stocks, like Bank of America and
UnionBanCal. Homebuilders, like Lennar, contributed most to the gains of consumer discretionary stocks.

     On the other hand, we struggled a bit in electric utilities, electrical equipment, and food and beverage stocks. In the utilities sector, for example, we dodged some bullets, including Dynegy, Calpine, and El Paso. But overweights in Reliant and Mirant, and lack of exposure to  old-line utilities like
Southern, dragged on performance.

BOND STRATEGY & PERFORMANCE

     In VP Balanced's bond portfolio, we try to maintain broad exposure to the sectors represented in the Lehman Brothers Aggregate Bond Index, particularly the three largest--mortgage-backed securities (MBS), corporates, and
Treasurys--overweighting those that appear to have the most attractive values and yields.

     Normally, the start of an economic recovery, the possibility of higher inflation in coming years, a weakening dollar, and increasing bond issuance would translate to higher yields and lower bond prices. But worries about war, terrorism, and the stock market kept yields down and bond prices up in the first half. As a result, the Lehman Aggregate returned a surprisingly good 3.79%.

     Fixed-rate MBS was the leading major bond sector during the first half.
Bond investors gravitated toward the sector early in the year because MBS offered higher yields than Treasurys, along with high credit quality, an important feature when the financial health of bond issuers was called into question. Most questions about issuers' health were in the corporate bond sector, which is why it lagged.

[right margin]

TYPES OF INVESTMENTS IN
THE PORTFOLIO
                                 AS OF JUNE 30, 2002
COMMON STOCKS                          60.4%
MORTGAGE-BACKED SECURITIES             15.4%
CORPORATE BONDS                        12.6%
ASSET-BACKED SECURITIES
   AND CMOS                             6.1%
U.S. TREASURY SECURITIES                3.2%
U.S. GOVERNMENT AGENCY
   SECURITIES                           1.8%
TEMPORARY CASH INVESTMENTS              0.5%

TOP TEN STOCK HOLDINGS
                                % OF EQUITY PORTFOLIO
                                 AS OF        AS OF
                                6/30/02      12/31/01
BANK OF AMERICA
   CORP.                         3.7%          2.7%
MICROSOFT CORP.                  3.5%          3.4%
PFIZER, INC.                     3.1%          3.1%
EXXON MOBILE CORP.               2.9%          1.8%
GENERAL ELECTRIC CO.             2.9%          3.8%
CITIGROUP INC.                   2.7%          3.4%
JOHNSON & JOHNSON                2.2%          2.5%
PROCTER & GAMBLE CO.             2.1%          1.6%
BEAR STEARNS
   COMPANIES INC.                1.9%           --
VIACOM, INC.                     1.8%           --

Investment terms are defined in the Glossary on pages 17-18.

                                                  www.americancentury.com      3

VP Balanced--Performance Review
--------------------------------------------------------------------------------
                                                                    (Continued)

     We had anticipated a stronger economy and weaker bond market this year, so we underweighted Treasurys (vs. the Lehman Aggregate) and overweighted higher-yielding/lower duration sectors, first MBS, then corporates. Though our bond holdings still showed significant gains when the market rallied, our overweight in corporates and underweight in Treasurys during the second quarter, as well as a slightly shorter duration, trimmed some gains vs. the index.

     Additional underperformance resulted from our limited corporate bond exposure to some of the most-publicized telecom and merchant energy names--like
WorldCom and Williams--which detracted from returns. We worked to increase our corporate diversification to further limit the impact of any future financial misdeeds.

ECONOMIC OUTLOOK

     Despite slowing economic growth in the second quarter and the stock market sell-off, Federal Reserve Chairman Greenspan and President Bush have stated that the economy remains on track for longer-term growth. In congressional testimony,
Greenspan said growth should pick up in the latter half of this year and into
2003, while inflation is likely to be tame. However, there appear to be enough near-term signs of weakness to encourage the Fed to keep short-term interest rates at their current historic lows until late this year or 2003.

STOCK OUTLOOK & STRATEGY

     We think the two biggest challenges for the stock market going forward are earnings and integrity. The economy appears to be recovering from the 2001 recession, but we have yet to see a positive impact on corporate profits. It may be 2003 before we get a meaningful rebound in earnings.

     Corporate integrity is an even murkier issue. The spotlight is shining brightly on accounting documents and financial reports, and investors are severely punishing those companies that fail to pass muster. Corporate America has a long road ahead to fully regain investor trust.

     We'll be keeping a close eye on  these factors, but our basic investment approach will not change. We will continue to focus on the discipline of our quantitative process of stock selection and risk control.

BOND OUTLOOK & STRATEGY

     Fundamentally, conditions seem relatively stable--the Federal Reserve appears to be on hold until at least the end of this year, inflation looks tame, and the economy seems to be in a slow growth mode.

     But at least two wild cards remain--stock market volatility, and the lingering possibility of further geopolitical flare-ups. Without them, it seems likely that the economy could regain enough momentum for the Federal Reserve to start raising interest rates next year, resulting in the kind of weakening  bond market that many had expected this year.

     With that longer-term view, it's been difficult to jump on the Treasury bandwagon, especially at such relatively high prices and low yields. We'll continue  to keep our largest weightings in MBS and corporates, focusing on diversifying our corporate holdings to reduce exposure to further allegations of financial misconduct.

[left margin]

TOP FIVE STOCK INDUSTRIES
                                        % OF EQUITY PORTFOLIO
                                          AS OF        AS OF
                                         6/30/02     12/31/01
BANKS                                     9.5%         9.2%
DRUGS                                     9.4%        11.8%
FINANCIAL SERVICES                        6.7%         7.7%
ENERGY RESERVES &
   PRODUCTION                             5.5%         4.2%
COMPUTER SOFTWARE                         4.2%         5.6%

FIXED-INCOME PORTFOLIO

PORTFOLIO SENSITVITY TO INTEREST RATES
                                          AS OF        AS OF
                                         6/30/02     12/31/01
WEIGHTED AVERAGE
   MATURITY                              6.3 YRS      6.6 YRS
DURATION                                 4.1 YRS      4.7 YRS

PORTFOLIO CREDIT QUALITY
                                      % OF FIXED-INCOME PORTFOLIO
                                          AS OF         AS OF
                                         6/30/02      12/31/01
AAA                                        69%          72%
AA                                          6%           2%
A                                           5%           5%
BBB                                        19%          18%
BB                                          1%           3%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 16 for more information.

Investment terms are defined in the Glossary on pages 17-18.

4      1-800-345-6488

VP Balanced--Schedule of Investments
--------------------------------------------------------------------------------

JUNE 30, 2002 (UNAUDITED)

Shares                                                                   Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 60.4%

AIRLINES -- 0.1%
                   11,400  Southwest Airlines Co.                   $    184,224
                                                                    ------------
APPAREL & TEXTILES -- 0.5%
                   23,400  VF Corp.                                      917,514
                                                                    ------------
BANKS -- 5.8%
                   63,700  Bank of America Corp.                       4,481,931
                   85,566  Citigroup Inc.                              3,315,683
                   45,100  First Tennessee National Corp.              1,727,330
                    8,300  Hibernia Corp. Cl A                           164,257
                   37,000  UnionBanCal Corp.                           1,733,450
                                                                    ------------
                                                                      11,422,651
                                                                    ------------
BIOTECHNOLOGY -- 0.2%
                    7,000  Amgen Inc.(1)                                 293,195
                    5,800  Immunex Corp.(1)                              129,543
                                                                    ------------
                                                                         422,738
                                                                    ------------
CHEMICALS -- 0.9%
                    2,700  Dow Chemical Co.                               92,826
                   12,000  du Pont (E.I.) de Nemours & Co.               532,800
                    8,600  Pactiv Corporation(1)                         203,820
                   10,100  Sealed Air Corp.(1)                           406,727
                   20,300  Sherwin-Williams Co.                          607,579
                                                                    ------------
                                                                       1,843,752
                                                                    ------------
CLOTHING STORES(2)
                      600  Ross Stores, Inc.                              24,462
                                                                    ------------
COMPUTER HARDWARE & BUSINESS
MACHINES -- 2.5%
                   16,200  Dell Computer Corp.(1)                        423,873
                   33,100  Hewlett-Packard Co.                           505,768
                   12,500  IKON Office Solutions Inc.                    117,500
                   21,300  International Business Machines
                              Corp.                                    1,533,600
                    8,400  Pitney Bowes, Inc.                            333,648
                   45,100  Storage Technology Corp.(1)                   720,247
                   25,800  Tech Data Corp.(1)                            976,401
                   58,400  Xerox Corp.(1)                                407,048
                                                                    ------------
                                                                       5,018,085
                                                                    ------------
COMPUTER SOFTWARE -- 2.5%
                   77,400  Microsoft Corp.(1)                          4,228,362
                   61,000  Oracle Corp.(1)                               577,975
                    8,100  Reynolds & Reynolds Co. Cl A                  226,395
                                                                    ------------
                                                                       5,032,732
                                                                    ------------
CONSTRUCTION & REAL PROPERTY -- 1.1%
                   19,100  Lennar Corp.                                1,168,920
                      800  NVR, Inc.(1)                                  258,400
                   16,000  Ryland Group, Inc. (The)                      796,000
                                                                    ------------
                                                                       2,223,320
                                                                    ------------

Shares                                                                    Value
--------------------------------------------------------------------------------
DEFENSE/AEROSPACE -- 0.5%
                    3,200  Boeing Co.                               $    144,000
                   11,800  Honeywell International Inc.                  415,714
                      400  Precision Castparts Corp.                      13,200
                    8,700  TRW Inc.                                      494,160
                                                                    ------------
                                                                       1,067,074
                                                                    ------------
DEPARTMENT STORES -- 2.5%
                   13,800  Dillard's Inc.                                362,802
                   39,900  Federated Department Stores, Inc.(1)        1,584,030
                   12,500  J. C. Penney Company, Inc.                    275,250
                   26,300  Sears, Roebuck & Co.                        1,428,090
                   24,800  Wal-Mart Stores, Inc.                       1,364,248
                                                                    ------------
                                                                       5,014,420
                                                                    ------------
DRUGS -- 5.8%
                    4,100  Barr Laboratories, Inc.(1)                    260,473
                    7,400  Endo Pharmaceuticals Holdings
                              Inc.(1)                                     51,689
                   50,800  Johnson & Johnson                           2,654,808
                   33,600  Merck & Co., Inc.                           1,701,504
                   47,100  Mylan Laboratories Inc.                     1,476,585
                  107,600  Pfizer, Inc.                                3,765,999
                   31,800  Pharmacia Corp.                             1,190,910
                    8,700  Watson Pharmaceuticals, Inc.(1)               219,849
                                                                    ------------
                                                                      11,321,817
                                                                    ------------
ELECTRICAL EQUIPMENT -- 1.4%
                   17,300  Anixter International Inc.(1)                 402,052
                    5,000  Celestica Inc.(1)                             113,550
                  102,900  Cisco Systems Inc.(1)                       1,434,941
                   14,200  Flextronics International Ltd. ADR(1)         101,175
                   49,400  Scientific-Atlanta, Inc.                      812,630
                                                                    ------------
                                                                       2,864,348
                                                                    ------------
ELECTRICAL UTILITIES -- 0.7%
                   47,600  Edison International(1)                       809,200
                    4,100  PG&E Corp.(1)                                  73,349
                   24,900  Reliant Energy, Inc.                          420,810
                                                                    ------------
                                                                       1,303,359
                                                                    ------------
ENERGY RESERVES & PRODUCTION -- 3.3%
                    3,500  ChevronTexaco Corp.                           309,750
                   86,902  Exxon Mobil Corp.                           3,556,030
                   62,700  Occidental Petroleum Corp.                  1,880,373
                   17,038  Royal Dutch Petroleum Co.
                              New York Shares                            941,690
                                                                    ------------
                                                                       6,687,843
                                                                    ------------
FINANCIAL SERVICES -- 4.1%
                   24,300  Fannie Mae                                  1,792,125
                   20,600  Freddie Mac                                 1,260,720
                  120,900  General Electric Co.                        3,512,145
                   22,600  Household International, Inc.               1,123,220
                    9,300  MBNA Corp.                                    307,551
                   14,500  Metris Companies Inc.                         120,495
                                                                    ------------
                                                                       8,116,256
                                                                    ------------

See Notes to Financial Statements                 www.americancentury.com      5

VP Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 2002 (UNAUDITED)

Shares                                                                    Value
--------------------------------------------------------------------------------
FOOD & BEVERAGE -- 1.6%
                    4,855  Archer-Daniels-Midland Co.               $     62,095
                   11,600  ConAgra Foods, Inc.                           320,740
                   54,384  Dole Food Company, Inc.                     1,577,136
                   13,300  PepsiCo, Inc.                                 641,060
                    2,400  Tyson Foods, Inc. Cl A                         37,224
                    9,300  Unilever N.V. New York Shares                 602,640
                                                                    ------------
                                                                       3,240,895
                                                                    ------------
FOREST PRODUCTS & PAPER -- 0.3%
                   27,600  Georgia-Pacific Corp.                         678,408
                                                                    ------------
GAS & WATER UTILITIES -- 0.5%
                   41,478  Sempra Energy                                 917,908
                                                                    ------------
GROCERY STORES -- 0.6%
                   40,500  SUPERVALU INC.                                993,465
                   17,500  Winn-Dixie Stores, Inc.                       272,825
                                                                    ------------
                                                                       1,266,290
                                                                    ------------
HEAVY ELECTRICAL EQUIPMENT -- 0.1%
                    5,400  Cooper Industries, Inc.                       212,220
                                                                    ------------
HEAVY MACHINERY -- 0.5%
                   46,800  Agco Corp.(1)                                 918,684
                                                                    ------------
HOME PRODUCTS -- 2.3%
                   28,600  Dial Corp. (The)                              572,572
                   26,300  Fortune Brands, Inc.                        1,471,222
                   28,500  Procter & Gamble Co. (The)                  2,545,050
                                                                    ------------
                                                                       4,588,844
                                                                    ------------
HOTELS -- 0.2%
                   20,500  Cendant Corporation(1)                        325,540
                                                                    ------------
INDUSTRIAL PARTS -- 0.4%
                    2,700  Black & Decker Corporation                    130,140
                   14,500  Pentair, Inc.                                 697,160
                                                                    ------------
                                                                         827,300
                                                                    ------------
INDUSTRIAL SERVICES -- 0.2%
                   21,300  United Rentals Inc.(1)                        464,340
                                                                    ------------

INFORMATION SERVICES -- 1.8%
                   12,100  Computer Sciences Corp.(1)                    578,380
                   37,600  Equifax Inc.                                1,015,200
                   19,200  First Data Corp.                              723,072
                    5,500  Sabre Holdings Corp.(1)                       196,900
                   41,000  Viad Corp.                                  1,066,000
                                                                    ------------
                                                                       3,579,552
                                                                    ------------
INTERNET -- 0.1%
                    6,900  Overture Services Inc.(1)                     168,326
                                                                    ------------
INVESTMENT TRUSTS -- 1.3%
                   25,900  Standard and Poor's 500
                              Depositary Receipt                       2,565,395
                                                                    ------------

Shares                                                                    Value
--------------------------------------------------------------------------------
LEISURE -- 0.3%
                   15,300  Eastman Kodak Co.                        $    446,301
                    8,300  GTECH Holdings Corp.(1)                       211,982
                                                                    ------------
                                                                         658,283
                                                                    ------------
LIFE & HEALTH INSURANCE -- 1.0%
                   19,600  CIGNA Corp.                                 1,909,432
                      900  MetLife, Inc.                                  25,920
                    1,900  Protective Life Corp.                          62,890
                                                                    ------------
                                                                       1,998,242
                                                                    ------------
MEDIA -- 1.4%
                   42,050  AOL Time Warner Inc.(1)                       618,556
                   49,700  Viacom, Inc. Cl B(1)                        2,205,189
                                                                    ------------
                                                                       2,823,745
                                                                    ------------
MEDICAL PRODUCTS & SUPPLIES -- 0.9%
                   19,000  Bard (C.R.), Inc.                           1,075,020
                   18,700  Fisher Scientific International(1)            523,600
                    6,400  Steris Corp.(1)                               120,832
                                                                    ------------
                                                                       1,719,452
                                                                    ------------
MEDICAL PROVIDERS & SERVICES -- 0.9%
                   29,883  Oxford Health Plans, Inc.(1)                1,388,364
                    4,500  Wellpoint Health Networks Inc.(1)             350,145
                                                                    ------------
                                                                       1,738,509
                                                                    ------------
MINING & METALS -- 0.4%
                   15,600  Alcoa Inc.                                    517,140
                    6,500  Ball Corporation                              269,620
                   10,900  Crown Cork & Seal Co., Inc.(1)                 74,665
                                                                    ------------
                                                                         861,425
                                                                    ------------
MOTOR VEHICLES & PARTS -- 1.0%
                   12,900  ArvinMeritor, Inc.                            309,600
                    7,300  Cooper Tire & Rubber Company                  150,015
                    1,800  Johnson Controls, Inc.                        146,898
                   24,300  Lear Corp.(1)                               1,123,875
                   14,700  Tower Automotive, Inc.(1)                     205,065
                                                                    ------------
                                                                       1,935,453
                                                                    ------------
OIL REFINING -- 1.0%
                   75,200  Marathon Oil Corp.                          2,039,424
                      800  Pennzoil Co.                                   17,224
                                                                    ------------
                                                                       2,056,648
                                                                    ------------
OIL SERVICES -- 0.1%
                    4,100  BJ Services Co.(1)                            138,908
                   17,800  McDermott International, Inc.(1)              144,180
                                                                    ------------
                                                                         283,088
                                                                    ------------
PROPERTY & CASUALTY INSURANCE -- 2.3%
                   12,700  American International Group, Inc.            866,521
                   50,156  Fidelity National Financial, Inc.           1,584,930
                    1,600  First American Financial Corp.
                              (The)                                       36,080
                   23,300  Jefferson-Pilot Corp.                       1,100,226
                   21,200  Old Republic International Corp.              667,800
                      300  Progressive Corporation (The)                  17,355

6      1-800-345-6488                          See Notes to Financial Statements

VP Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 2002 (UNAUDITED)

Shares                                                                    Value
--------------------------------------------------------------------------------
                    7,000  Radian Group Inc.                        $    340,760
                                                                    ------------
                                                                       4,613,672
                                                                    ------------
RAILROADS -- 0.1%
                    2,300  Union Pacific Corp.                           145,544
                                                                    ------------
SECURITIES & ASSET MANAGEMENT -- 1.5%
                   37,600  Bear Stearns Companies Inc. (The)           2,295,480
                    5,200  John Hancock Financial Services,
                              Inc.                                       183,040
                   10,600  Merrill Lynch & Co., Inc.                     429,300
                                                                    ------------
                                                                       2,907,820
                                                                    ------------
SEMICONDUCTOR -- 2.2%
                    7,800  Analog Devices, Inc.(1)                       231,660
                   23,800  Applied Materials, Inc.(1)                    454,342
                   11,400  Arrow Electronics, Inc.(1)                    236,550
                   19,400  Avnet Inc.                                    426,606
                   23,000  ESS Technology, Inc.(1)                       403,075
                   86,100  Intel Corp.                                 1,573,477
                    5,300  KLA-Tencor Corp.(1)                           233,015
                    7,700  Linear Technology Corp.                       241,973
                    3,500  Micron Technology, Inc.(1)                     70,770
                   25,000  Texas Instruments Inc.                        592,500
                                                                    ------------
                                                                       4,463,968
                                                                    ------------
SPECIALTY STORES -- 1.6%
                    8,200  Autozone Inc.(1)                              633,860
                      800  Barnes & Noble Inc.(1)                         21,144
                    7,800  Blockbuster, Inc.                             209,820
                   42,000  NBTY, Inc.(1)                                 650,370
                   31,900  Office Depot, Inc.(1)                         535,920
                   13,800  Pier 1 Imports, Inc.                          286,350
                    3,700  RadioShack Corp.                              111,222
                    6,600  Rent-A-Center Inc.(1)                         381,381
                   10,300  Zale Corp.(1)                                 376,980
                                                                    ------------
                                                                       3,207,047
                                                                    ------------
TELEPHONE -- 2.4%
                   69,800  AT&T Corp.                                    746,860
                   26,400  BellSouth Corp.                               831,600
                      700  CenturyTel Inc.                                20,650
                   47,600  SBC Communications Inc.                     1,451,800
                   45,490  Verizon Communications                      1,826,424
                                                                    ------------
                                                                       4,877,334
                                                                    ------------
TOBACCO -- 0.6%
                   26,800  Philip Morris Companies Inc.                1,170,624
                                                                    ------------
TRUCKING, SHIPPING & AIR FREIGHT(2)
                    1,500  FedEx Corp.                                    80,100
                                                                    ------------
WIRELESS TELECOMMUNICATIONS -- 0.9%
                   30,800  ALLTEL Corp.                                1,447,600
                   72,200  AT&T Wireless Services Inc.(1)                422,370
                                                                    ------------
                                                                       1,869,970
                                                                    ------------
TOTAL COMMON STOCKS                                                  120,629,221
                                                                    ------------
   (Cost $120,012,080)

Prinicpal Amount                                                          Value
--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES(3) -- 15.4%
               $4,193,901  FHLMC, 6.50%, 6/1/16 to
                              1/1/31                                $  4,328,410
                  556,606  FHLMC, 7.00%, 11/1/13                         586,293
                  433,501  FHLMC, 8.00%, 7/1/30                          460,173
                2,647,708  FNMA, 5.50%, 10/25/08 to
                              12/1/16                                  2,672,813
                7,431,185  FNMA, 6.00%, 4/1/13 to
                              12/1/31                                  7,483,096
                5,190,352  FNMA, 6.50%, 11/1/11 to
                              1/1/32                                   5,320,463
                  487,266  FNMA, 7.00%, 1/1/28                           506,385
                1,305,879  FNMA, 7.50%, 7/1/29 to
                              9/1/30                                   1,371,812
                2,725,041  GNMA, 6.50%, 3/15/28 to
                              2/15/32                                  2,788,971
                3,874,560  GNMA, 7.00%, 4/20/26 to
                              5/15/31                                  4,032,683
                  782,976  GNMA, 7.50%, 8/15/26 to
                              2/15/28                                    830,073
                  407,144  GNMA, 8.00%, 12/15/29                         433,724
                                                                    ------------
TOTAL MORTGAGE-BACKED SECURITIES                                      30,814,896
                                                                    ------------
   (Cost $29,936,879)

CORPORATE BONDS -- 12.6%

BANKS -- 1.4%
                1,000,000  Bank of America Corp., 6.625%,
                              6/15/04                                  1,061,430
                  700,000  Citigroup Inc., 4.125%, 6/30/05               702,044
                  500,000  Citigroup Inc., 6.50%, 1/18/11                520,767
                  400,000  First Union National Bank, 7.80%,
                              8/18/10                                    448,404
                                                                    ------------
                                                                       2,732,645
                                                                    ------------
DEFENSE/AEROSPACE -- 0.2%
                  400,000  TRW Inc., 8.75%, 5/15/06                      444,458
                                                                    ------------
DEPARTMENT STORES -- 0.3%
                  450,000  Federated Department Stores,
                              8.50%, 6/1/10                              514,474
                                                                    ------------
DIVERSIFIED -- 0.8%
                  820,800  Lehman Brothers TRAINS(SM),
                              Series 10-2002, 6.85%,
                              1/15/12 (Acquired 5/23/02,
                              Cost $838,070)(4)                          844,528
                  864,000  Morgan Stanley TRACERS(SM),
                              7.76%, 3/1/32 (Acquired
                              3/15/02, Cost $899,631)(4)                 905,728
                                                                    ------------
                                                                       1,750,256
                                                                    ------------
ELECTRICAL UTILITIES -- 1.4%
                  400,000  Calpine Corp., 8.25%, 8/15/05                 294,000
                1,000,000  Cilcorp, Inc., 8.70%, 10/15/09              1,086,930
                  700,000  Constellation Energy Group Inc.,
                              6.35%, 4/1/07                              725,798

See Notes to Financial Statements                 www.americancentury.com      7

VP Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 2002 (UNAUDITED)

Prinicpal Amount                                                          Value
--------------------------------------------------------------------------------

               $  500,000  Constellation Energy Group Inc.,
                              7.00%, 4/1/12                         $    523,088
                  200,000  XCEL Energy Inc., 7.00%,
                              12/1/10                                    182,182
                                                                    ------------
                                                                       2,811,998
                                                                    ------------
ENERGY RESERVES & PRODUCTION -- 0.5%
                  500,000  Burlington Resources Finance Co.,
                              6.50%, 12/1/11                             513,946
                  500,000  Devon Financing Corp. ULC,
                              6.875%, 9/30/11                            521,608
                                                                    ------------
                                                                       1,035,554
                                                                    ------------
ENVIRONMENTAL SERVICES -- 0.1%
                  200,000  Waste Management Inc., 7.75%,
                              5/15/32 (Acquired 5/23/02,
                              Cost $201,636)(4)                          201,262
                                                                    ------------
FINANCIAL SERVICES -- 2.5%
                1,000,000  Associates Corp., N.A., 6.00%,
                              7/15/05                                  1,066,411
                1,000,000  Ford Motor Credit Co., 7.50%,
                              3/15/05                                  1,046,441
                  750,000  Ford Motor Credit Co., 6.75%,
                              5/15/05                                    769,280
                  200,000  Ford Motor Credit Co., 7.25%,
                              10/25/11                                   201,296
                  500,000  General Electric Capital Corp.,
                              6.00%, 6/15/12                             498,551
                1,000,000  General Motors Acceptance Corp.,
                              6.875%, 9/15/11                            994,489
                  300,000  Household Finance Corp., 6.75%,
                              5/15/11                                    295,752
                  200,000  Household Finance Corp., 7.00%,
                              5/15/12                                    199,221
                                                                    ------------
                                                                       5,071,441
                                                                    ------------
FOREST PRODUCTS & PAPER -- 0.5%
                  500,000  Abitibi-Consolidated Inc., 6.95%,
                              12/15/06                                   493,795
                  400,000  Temple-Inland Inc., 7.875%,
                              5/1/12                                     422,675
                                                                    ------------
                                                                         916,470
                                                                    ------------
GAS & WATER UTILITIES -- 0.4%
                  750,000  Consolidated Natural Gas
                              Company, 6.25%, 11/1/11                    753,336
                                                                    ------------
GROCERY STORES -- 0.3%
                  500,000  Delhaize America Inc., 8.125%,
                              4/15/11                                    527,807
                                                                    ------------
HOME PRODUCTS -- 0.3%
                  500,000  Dial Corp., 7.00%, 8/15/06                    523,790
                                                                    ------------
HOTELS -- 0.2%
                  400,000  Harrah's Operating Co. Inc.,
                              7.50%, 1/15/09                             422,749
                                                                    ------------
INDUSTRIAL PARTS -- 0.2%
                  500,000  Tyco International Group SA,
                              6.125%, 1/15/09                            385,255
                                                                    ------------

Prinicpal Amount                                                          Value
--------------------------------------------------------------------------------
MEDIA -- 1.3%
               $  600,000  AOL Time Warner Inc., 7.625%,
                              4/15/31                               $    526,763
                1,000,000  Comcast Cable Communications,
                              8.375%, 5/1/07                           1,025,203
                  800,000  COX Communications Inc.,
                              6.75%, 3/15/11                             714,766
                  400,000  CSC Holdings Inc., 7.625%,
                              7/15/18                                    293,491
                                                                    ------------
                                                                       2,560,223
                                                                    ------------
MOTOR VEHICLES & PARTS -- 0.6%
                  200,000  Ford Motor Co., 7.45%, 7/16/31                186,696
                1,000,000  General Motors Corp., 7.00%,
                              6/15/03                                  1,030,985
                                                                    ------------
                                                                       1,217,681
                                                                    ------------
REAL ESTATE INVESTMENT TRUST -- 0.5%
                1,000,000  EOP Operating LP, 6.75%,
                              2/15/08                                  1,041,590
                                                                    ------------
SECURITIES & ASSET MANAGEMENT -- 1.0%
                1,000,000  Merrill Lynch & Co. Inc., 5.35%,
                              6/15/04                                  1,029,379
                1,000,000  Morgan Stanley Dean Witter & Co.,
                              5.80%, 4/1/07                            1,026,624
                                                                    ------------
                                                                       2,056,003
                                                                    ------------
TELEPHONE -- 0.1%
                  300,000  AT&T Corp., 7.30%, 11/15/11
                              (Acquired 12/4/01, Cost
                              $304,878)(4)                               249,466
                                                                    ------------
TOTAL CORPORATE BONDS                                                 25,216,458
                                                                    ------------
   (Cost $25,003,095)

COLLATERALIZED MORTGAGE OBLIGATIONS(3) -- 3.4%
                1,000,000  Credit-Based Asset Servicing and
                              Securitization, Series 2001 CB2,
                              Class A2F, 5.97%, 3/25/19                1,034,048
               13,806,028  DLJ Commercial Mortgage Corp.
                              STRIPS - INTEREST, Series
                              2000 CKP1, Class S, VRN,
                              1.09%, 7/1/02(5)                           894,520
                1,098,208  First Union-Lehman Brothers
                              Commercial Mortgage, Series
                              1998 C2, Class A1 SEQ,
                              6.28%, 6/18/07                           1,156,100
                1,500,000  General Motors Acceptance Corp.
                              Commercial Mortgage
                              Securities Inc., Series 1999 C1,
                              Class A2 SEQ, 6.18%,
                              5/15/33                                  1,575,235
                  750,000  General Motors Acceptance Corp.
                              Commercial Mortgage
                              Securities Inc., Series 2002 C2,
                              Class A1 SEQ, 4.32%,
                              3/15/07                                    753,047

8      1-800-345-6488                          See Notes to Financial Statements

VP Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 2002 (UNAUDITED)

Prinicpal Amount                                                         Value
--------------------------------------------------------------------------------

               $  700,000  J.P. Morgan Chase Commercial
                              Mortgage Securities Corp., VRN,
                              2.28%, 7/14/02, resets
                              monthly off the 1-month LIBOR
                              plus 0.44% with no caps
                              (Acquired 4/3/02, Cost
                              $700,000)(4)                          $    701,744
                  671,849  Nationslink Funding Corp., Series
                              1998-2, Class A1 SEQ, 6.00%,
                              11/20/07                                   701,575
                                                                    ------------
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS                                                            6,816,269
                                                                    ------------
   (Cost $6,629,980)

U.S. TREASURY SECURITIES -- 3.2%
                3,900,000  STRIPS -- PRINCIPAL, 5.81%,
                              8/15/26(6)                                 932,623
                1,700,000  U.S. Treasury Bonds, 6.375%,
                              8/16/27                                  1,854,513
                1,500,000  U.S. Treasury Notes, 3.875%,
                              7/31/03                                  1,529,228
                1,900,000  U.S. Treasury Notes, 5.50%,
                              2/15/08                                  2,019,163
                                                                    ------------
TOTAL U.S. TREASURY SECURITIES                                         6,335,527
                                                                    ------------
   (Cost $6,264,778)

ASSET-BACKED SECURITIES(3) -- 2.7%
                  800,000  AmeriCredit Automobile
                              Receivables Trust, Series
                              1999 D, Class A3 SEQ, 7.02%,
                              12/5/05                                    831,870
                  750,000  CIT RV Trust, Series 1998 A,
                              Class A4 SEQ, 6.09%,
                              2/15/12                                    779,335
                1,250,000  CPL Transition Funding LLC,
                              Series 2002-1, Class A4 SEQ,
                              5.96%, 7/15/15                           1,283,946
                  431,279  Delta Air Lines Inc., Series 2000-1,
                              Class A1, 7.38%, 5/18/10                   456,102
                  250,000  Ford Credit Auto Owner Trust,
                              4.79%, 11/15/06                            253,482
                  350,000  Long Beach Asset Holdings
                              Corporation, Series 2002-2,
                              Classes S2, C and P, 8.50%,
                              7/25/32 (Acquired 6/6/02,
                              Cost $348,970)(4)                          348,950
                  337,154  Onyx Automobile Receivables,
                              Series 2002 A, 13.61%,
                              10/20/08                                   335,806
                1,000,000  PSE&G Transition Funding LLC,
                              Series 2001-1, Class A5 SEQ,
                              6.45%, 3/15/13                           1,072,655
                                                                    ------------
TOTAL ASSET-BACKED SECURITIES                                          5,362,146
                                                                    ------------
   (Cost $5,168,529)

Prinicpal Amount                                                         Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES -- 1.8%
               $1,500,000  FHLMC, 5.25%, 2/15/04                    $  1,561,602
                1,000,000  FNMA, 5.50%, 3/15/11                        1,016,180
                1,000,000  FNMA MTN, 5.74%, 1/21/09                    1,020,524
                                                                    ------------
TOTAL U.S. GOVERNMENT AGENCY
SECURITIES                                                             3,598,306
                                                                    ------------
   (Cost $3,505,607)

TEMPORARY CASH INVESTMENTS -- 0.5%
   Repurchase Agreement, Bank of America N.A.,
    (U.S. Treasury obligations), in a joint trading
    account at 1.85%, dated 6/28/02, due
    7/1/02 (Delivery value $1,000,154)                                 1,000,000
                                                                    ------------
   (Cost $1,000,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $199,772,823
                                                                    ============
   (Cost $197,520,948)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

LIBOR = London Interbank Offered Rate

MTN = Medium Term Note

resets = The frequency with which a security's coupon changes, based on current market conditions or an  underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

STRIPS = Separate Trading of Registered Interest and Principal of Securities

TRACERS(SM) = Traded Custody Receipts

TRAINS(SM) = Target Return Index Securities

VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity, unless otherwise indicated.
Rate shown is effective June 30, 2002.

(1) Non-income producing.

(2) Industry is less than 0.05% of total investment securities.

(3) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(4) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at June 30, 2002, was $3,251,678 which represented 1.6% of net assets.

(5) Final maturity used for purposes of calculating the weighted average maturity.

(6) Security is a zero-coupon bond. The yield to maturity at purchase is indicated. Zero coupon securities are purchased at a substantial discount from their value at maturity.

See Notes to Financial Statements                 www.americancentury.com      9

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

JUNE 30, 2002 (UNAUDITED)

ASSETS
Investment securities, at value
  (cost of $197,520,948) (Note 3) .......................         $ 199,772,823
Receivable for investments sold .........................             3,089,124
Dividends and interest receivable .......................             1,006,795
                                                                  -------------
                                                                    203,868,742
                                                                  -------------

LIABILITIES
Disbursements in excess
  of demand deposit cash ................................               317,467
Payable for investments purchased .......................               779,466
Accrued management fees (Note 2) ........................               153,975
                                                                  -------------
                                                                      1,250,908
                                                                  -------------

Net Assets ..............................................         $ 202,617,834
                                                                  =============

CAPITAL SHARES, $0.01 PAR VALUE
Authorized ..............................................           200,000,000
                                                                  =============
Outstanding .............................................            33,609,029
                                                                  =============

Net Asset Value Per Share ...............................         $        6.03
                                                                  =============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) .................         $ 212,740,594
Undistributed net investment income .....................             2,616,003
Accumulated net realized loss
  on investment transactions ............................           (14,990,638)
Net unrealized appreciation
  on investments (Note 3) ...............................             2,251,875
                                                                  -------------
                                                                  $ 202,617,834
                                                                  =============

                                               See Notes to Financial Statements
10      1-800-345-6488                See Glossary for a Definition of the Table

Statement of Operations
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

INVESTMENT INCOME
Income:
Interest .................................................         $  2,654,813
Dividends ................................................              948,664
                                                                   ------------
                                                                      3,603,477
                                                                   ------------
Expenses (Note 2):
Management fees ..........................................              979,226
Directors' fees and expenses .............................                  909
                                                                   ------------
                                                                        980,135
                                                                   ------------

Net investment income ....................................            2,623,342
                                                                   ------------

REALIZED AND UNREALIZED LOSS (NOTE 3)
Net realized loss on
  investment transactions ................................           (4,159,609)
Change in net unrealized
  appreciation on investments ............................          (11,997,591)
                                                                   ------------

Net realized and unrealized loss .........................          (16,157,200
                                                                   ------------

Net Decrease in Net Assets
  Resulting from Operations ..............................         $(13,533,858)
                                                                   ============

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      11

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2001

Decrease in Net Assets                              2002                2001
----------------------                              ----                ----

OPERATIONS
Net investment income ....................     $   2,623,342      $   5,720,961
Net realized loss ........................        (4,159,609)        (9,841,332)
Change in net unrealized appreciation ....       (11,997,591)        (5,300,465)
                                               -------------      -------------
Net decrease in net assets
  resulting from operations ..............       (13,533,858)        (9,420,836)
                                               -------------      -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ...............        (5,702,062)        (6,829,411)
From net realized gains ..................              --           (8,107,307)
                                               -------------      -------------
Decrease in net assets
  from distributions .....................        (5,702,062)       (14,936,718)
                                               -------------      -------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ................         9,936,986         25,737,880
Proceeds from reinvestment
  of distributions .......................         5,702,062         14,936,718
Payments for shares redeemed .............       (21,301,064)       (47,337,156)
                                               -------------      -------------
Net decrease in net assets from
  capital share transactions .............        (5,662,016)        (6,662,558)
                                               -------------      -------------

Net decrease in net assets ...............       (24,897,936)       (31,020,112)

NET ASSETS
Beginning of period ......................       227,515,770        258,535,882
                                               -------------      -------------
End of period ............................     $ 202,617,834      $ 227,515,770
                                               =============      =============

Undistributed net investment income ......     $   2,616,003      $   5,694,723
                                               =============      =============

TRANSACTIONS IN SHARES OF THE FUND
Sold .....................................         1,539,814          3,856,022
Issued in reinvestment
  of distributions .......................           884,041          2,239,388
Redeemed .................................        (3,357,910)        (7,094,947)
                                               -------------      -------------
Net decrease .............................          (934,055)          (999,537)
                                               =============      =============

                                               See Notes to Financial Statements
12      1-800-345-6488                See Glossary for a Definition of the Table

Notes to Financial Statements
--------------------------------------------------------------------------------

JUNE 30, 2002 (UNAUDITED)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Variable Portfolios, Inc., (the
corporation) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. VP Balanced Fund (the fund)
is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is capital growth and current income. The fund seeks to achieve its investment objective by investing approximately 60% of the fund's assets in common stocks that are considered by management to have better than average prospects for appreciation and the remaining assets in bonds and other fixed income securities. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation
(depreciation) on investments, respectively.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal imcome tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts.

    At December 31, 2001, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $6,522,612 (expiring in 2009), which may be used to offset future taxable gains.

    The fund has elected to treat $1,535,412 of net capital losses incurred in the two-month period ended December 31, 2001, as having been incurred in the following fiscal year for federal income tax purposes.

                                                 www.americancentury.com      13

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

JUNE 30, 2002 (UNAUDITED)

2.  TRANSACTIONS WITH RELATED PARTIES

    MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee. The
Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered
"interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's average daily closing net assets during the previous month. The annual management fee schedule for the fund is as follows:

FUND AVERAGE NET ASSETS
First $250 million ........................................ 0.90%
Next $250 million ......................................... 0.85%
Over $500 million ......................................... 0.80%

    The effective annual management fee for the six months ended June 30, 2002 was 0.90%.

    RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, American Century
Investment Services, Inc., and the corporation's transfer agent, American
Century Services Corporation.

    During the six months ended June 30, 2002, the fund invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement with JPM (see Note 4).

3.  INVESTMENT TRANSACTIONS

    Purchases of investment securities, excluding short-term investments, for the six months ended June 30, 2002, totaled $112,908,767, of which $16,228,558 represented U.S. Treasury and Agency obligations. Sales of investment securities, excluding short-term investments, for the six months ended June 30,
2002, totaled $123,365,338, of which $30,912,285 represented U.S. Treasury and
Agency obligations.

    At June 30, 2002, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Gross Appreciation .................................              $  12,220,270
Gross Depreciation .................................                (10,938,879)
                                                                  -------------
Net ................................................              $   1,281,391
                                                                  =============
Federal Tax Cost ...................................              $ 198,491,432
                                                                  =============

    The difference between book-basis and tax-basis unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

4.  BANK LOANS

    The fund, along with certain other funds managed by ACIM, has a $650,000,000 unsecured bank line of credit agreement with JPM. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months ended June 30, 2002.

14      1-800-345-6488

VP Balanced--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                         2002(1)      2001        2000        1999        1998       1997
PER-SHARE DATA
Net Asset Value,
  Beginning of Period .................  $6.59       $7.27       $7.79       $8.34       $8.24       $7.54
                                        ---------   ---------   ---------   ---------   ---------  ---------
Income From Investment Operations
  Net Investment Income ...............   0.08        0.17        0.20        0.19        0.16        0.19
  Net Realized and Unrealized
  Gain (Loss) .........................  (0.47)      (0.42)      (0.40)       0.52        1.04        0.94
                                        ---------   ---------   ---------   ---------   ---------    ---------
  Total From Investment Operations ....  (0.39)      (0.25)      (0.20)       0.71        1.20        1.13
                                        ---------   ---------   ---------   ---------   ---------   ---------
Distributions
  From Net Investment Income ..........  (0.17)      (0.20)      (0.20)      (0.16)      (0.15)      (0.09)
  From Net Realized Gains .............    --        (0.23)      (0.12)      (1.10)      (0.95)      (0.34)
                                        ---------   ---------   ---------   ---------   ---------   ---------
  Total Distributions .................  (0.17)      (0.43)      (0.32)      (1.26)      (1.10)      (0.43)
                                        ---------   ---------   ---------   ---------   ---------   ---------
Net Asset Value, End of Period ........  $6.03       $6.59       $7.27       $7.79       $8.34       $8.24
                                        =========   =========   =========   =========   =========   =========
  Total Return(2) .....................  (6.13)%     (3.54)%     (2.65)%     10.06%      15.77%      15.81%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating
Expenses
  to Average Net Assets ............... 0.90%(3)      0.90%       0.90%       0.90%     0.97%(4)      1.00%
Ratio of Net Investment Income
  to Average Net Assets ............... 2.41%(3)      2.41%       2.51%       2.45%     2.16%(4)      2.19%
Portfolio Turnover Rate ...............     53%        112%         96%         83%        158%        125%
Net Assets, End of
Period (in thousands) ................ $202,618    $227,516    $258,536    $285,072    $280,437    $219,087

(1) Six months ended June 30, 2002 (unaudited).

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

(4) ACIM voluntarily waived a portion of its management fee from October 1,
    1998 through November 16, 1998. In absence of the waiver, the annualized ratio of operating expenses to average net assets and annualized ratio of net investment income to average net assets would have been 0.99% and
    2.14%, respectively, for the year ended December 31, 1998.

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      15

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     AMERICAN CENTURY VP BALANCED seeks capital growth and current income. The fund keeps about 60% of its assets in a diversified portfolio of common stocks.
Under normal market conditions, the remaining assets are held in Treasury, mortgage-backed, and corporate bonds.

     We attempt to keep the fund fully invested at all times, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of those opportunities may significantly limit the potential for gain.

     For the equity portfolio, the goal is  to achieve a total return that exceeds that of the S&P 500. The portfolio is managed using computer models as key tools in making investment decisions. One model ranks stocks based on their expected return, using both growth  and value measures such as cash flow, earnings growth, and price/earnings ratio. Another model is used in creating a portfolio that balances high-ranking stocks with an overall risk level that is comparable to the S&P 500. We incorporate both growth and value measurements into our quantitative stock selection process, but we steer toward growth.

     The fixed-income portfolio is also index based. The management team attempts to add value by making modest portfolio adjustments based on its analysis of prevailing market conditions. The team typically seeks to slightly overweight relatively undervalued, higher-yielding sectors of the market.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The BLENDED INDEX is considered the benchmark for VP Balanced. It combines two indices in proportion to the asset mix of the fund. Accordingly, 60% of the index is represented by the S&P 500, and the remaining 40% is represented by the
Lehman Brothers Aggregate Bond Index.

     The LEHMAN BROTHERS AGGREGATE BOND INDEX reflects the price fluctuations of
Treasury securities, U.S. government agency securities, corporate bond issues, and mortgage-backed securities.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that  are considered to be leading firms in dominant industries. The index is viewed as a broad measure of U.S. stock market performance.

[left margin]

INVESTMENT TEAM LEADERS
     Equity Portfolio
         JEFF TYLER
     Fixed-Income Portfolio
         JEFF HOUSTON
     Credit Research
         GREG AFIESH

CREDIT RATING GUIDELINES

     CREDIT RATINGS ARE ISSUED BY INDEPENDENT RESEARCH COMPANIES SUCH AS
STANDARD & POOR, MOODY'S, AND FITCH. THEY ARE BASED ON AN ISSUER'S FINANCIAL
STRENGTH AND ABILITY TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

     SECURITIES RATED AAA, AA, A, OR BBB BY S&P ARE CONSIDERED
"INVESTMENT-GRADE" SECURITIES, MEANING THEY ARE RELATIVELY SAFE FROM DEFAULT.
HERE ARE THE MOST COMMON CREDIT RATINGS AND THEIR DEFINITIONS:

*    AAA -- EXTREMELY STRONG ABILITY TO MEET FINANCIAL
OBLIGATIONS.

*    AA -- VERY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*    A -- STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*    BBB -- GOOD ABILITY TO MEET FINANCIAL OBLIGATIONS.

*    BB -- SECURITIES THAT ARE LESS VULNERABLE TO DEFAULT THAN OTHER
     LOWER-QUALITY ISSUES BUT DO NOT QUITE MEET INVESTMENT-GRADE STANDARDS.

     IT'S IMPORTANT TO NOTE THAT CREDIT RATINGS ARE SUBJECTIVE, REFLECTING THE
OPINIONS OF THE RATING AGENCIES; THEY ARE NOT ABSOLUTE STANDARDS OF QUALITY.

16      1-800-345-6488

Glossary
--------------------------------------------------------------------------------

*   ASSET-BACKED SECURITIES -- debt securities that represent ownership in a pool of receivables, such as credit-card debt, auto loans, and commercial mortgages.

*   BLUE CHIP STOCKS -- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.
Examples include General Electric and Coca-Cola.

*   COMMON STOCKS -- units of ownership of public corporations. All of the stocks described in this section are types of common stock.

*   CORPORATE BONDS -- debt securities or instruments issued by companies and corporations.

*   CYCLICAL STOCKS -- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle.
Examples include the stocks of automobile manufacturers, steel producers, and textile operators.

*   DURATION -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. It is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, the impact of a change in interest rates on the value of the portfolio also increases.

*   GROWTH STOCKS -- stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, health care, and consumer staple companies.

*   LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $9.9 billion. This is Lipper's market-capitalization breakpoint as of June
30, 2002, although it may be subject to change based on market fluctuations. The
Dow Jones Industrial Average and S&P 500 are representative of large-cap  stock performance.

*   MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) between
$2.4 billion and $9.9 billion. This is Lipper's market-capitalization breakpoint as of June 30, 2002, although it may be subject to change based on market fluctuations. The S&P MidCap 400 and Russell 2500 are representative of mid-cap stock performance.

*   MORTGAGE-BACKED SECURITIES -- debt securities that represent ownership in pools of mortgage loans.

*   RETURN (AVERAGE ANNUAL) -- the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 15.

*   RETURN (TOTAL) -- the overall percentage change in the value of a hypothetical investment in the fund, assuming that all of the fund's distributions are reinvested.

*   SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.4 billion. This is Lipper's market-capitalization breakpoint as of June
30, 2002, although it may be subject to change based on market fluctuations. The
S&P 600 and Russell 2000 are representative of small-cap stock performance.

*   U.S. GOVERNMENT AGENCY SECURITIES -- debt securities issued by U.S.
government agencies (such as the Federal Home Loan Bank and the Federal Farm
Credit Bank).

*   U.S. TREASURY SECURITIES -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government.

*   VALUE STOCKS -- stocks that are considered relatively inexpensive. These stocks are typically characterized by low P/E ratios.

*   WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the greater the portfolio's interest rate sensitivity.

                                                 www.americancentury.com      17

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are  consistent with your needs.

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than  stock funds.

*   GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price-fluctuation risk.

FINANCIAL STATEMENTS

*   STATEMENT OF ASSETS AND LIABILITIES -- breaks down the fund's ASSETS (such as securities, cash, and other  receivables) and LIABILITIES (money owed for securities  purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price,  or NET ASSET VALUE PER SHARE. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

*   STATEMENT OF OPERATIONS -- shows how the fund's net assets changed during the reporting period as a result of the fund's operations.  In other words, it shows how much money the fund made or lost as a result of dividend AND/OR interest income, fees and expenses, and investment gains or losses.

*   STATEMENT OF CHANGES IN NET ASSETS -- shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the STATEMENT
OF OPERATIONS), income and capital gain distributions, and shareholder investments and redemptions.

*   FINANCIAL HIGHLIGHTS -- itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a  percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and  portfolio turnover (a gauge of the fund's trading activity).

18      1-800-345-6488

Notes
--------------------------------------------------------------------------------

                                                 www.americancentury.com      19

Notes
--------------------------------------------------------------------------------

20      1-800-345-6488

[back cover]

Who We Are

American Century offers investors more than 60 mutual funds spanning the investment spectrum. We currently manage $85 billion for roughly 2 million individuals, institutions, and  corporations, and offer a range of services designed to make  investing easy and convenient.

For four decades, American Century has been a leader in  performance, service, and innovation. From pioneering the use of computer technology in investing to allowing investors to  conduct transactions over the Internet, we have been committed  to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With  so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419385
KANSAS CITY, MISSOURI 64141-6385

WWW.AMERICANCENTURY.COM

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES
1-800-345-6488

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-4360

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

--------------------------------------------------------------------------------

0208                                  American Century Investment Services, Inc.
SH-SAN-30406                       (c)2002 American Century Services Corporation

[front cover]

                      AMERICAN CENTURY VARIABLE PORTFOLIOS
                               Semiannual Report

[graphic of men rowing]

[graphic of mountain chart]

VP Capital Appreciation

June 30, 2002

[american century logo and text logo (reg. sm)]

   Market Perspective .....................................................    1
VP CAPITAL APPRECIATION

FINANCIAL STATEMENTS
   Statement of Assets and
   Liabilities ............................................................    7
   Statement of Operations ................................................    8
   Statement of Changes
   in Net Assets ..........................................................    9
   Notes to Financial
   Statements .............................................................   10
   Financial Highlights ...................................................   12
OTHER INFORMATION
   Background Information
      Investment Philosophy

Market Perspective from C. Kim Goodwin
--------------------------------------------------------------------------------

[photo of C. Kim Goodwin]

C. Kim Goodwin, chief investment officer, U.S. growth equities

     The U.S. economy advanced but the stock market retreated during the six months covered by this report. Though investors entered the year cautiously optimistic that the stock market and the economy were on the mend, sentiment turned negative as the period wore on. The market disregarded a steady flow of positive economic news and focused instead on near-term earnings weakness, corporate governance scandals and geopolitical tension. By the time we closed the books on the first half of 2002, the S&P 500 lost another 13.16% and the
Nasdaq shed 24.84%.

     The market's attempts to reconcile the period's crosscurrents are reflected in performance that varied by market capitalization and investment style. Though they declined in absolute terms, the small stocks that traditionally lead the market coming out of recession dramatically outperformed large stocks. At the same time, wary investors remained valuation- conscious, and lower-priced value stocks outperformed growth issues in all capitalization ranges.

     Effective stock selection was more important than ever in this environment.
Though we share our investors' frustration with the market's negative returns, we're pleased that our portfolio managers found opportunities to add value by following disciplined, bottom-up investment strategies that are centered on identifying companies demonstrating accelerating growth. This stock-by-stock approach kept our portfolios focused on companies whose revenues and earnings are supported by strong end-market demand for their goods and services, and led us to reduce our exposure to companies facing declining demand. For example, some of the period's top performers enjoyed fundamental growth due to continued
strength in consumer spending and a rise in defense spending. At the same time, some of the worst performing stocks were hurt by cutbacks in corporate spending.

     As we look ahead, we see reasons to be optimistic about future opportunities for growth investors. The economy grew in the first half of the year, and the expansion was forecast to continue. In addition, interest rates remain near historic lows, providing companies with access to the capital they need to grow their businesses. Companies also are enjoying productivity gains, which may help them increase production without pushing up the cost of doing business. Finally, corporations are beginning to see their profit margins pick up as the benefits of cost cutting fall to the bottom line. These lower costs will provide the lever for rising profits as revenues improve.

     Though we expect volatility to continue in the months ahead, we are optimistic that these positive trends bode well for growth investors over the long term.

[right margin]

"AS WE LOOK AHEAD,  WE SEE REASONS TO BE OPTIMISTIC ABOUT FUTURE OPPORTUNITIES
FOR GROWTH INVESTORS."

MARKET RETURNS
FOR THE SIX MONTHS ENDED JUNE 30, 2002
S&P 500          -13.16%
S&P MIDCAP 400    -3.21%
RUSSELL 2000      -4.70%

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED JUNE 30, 2002

                                                  www.americancentury.com      1

VP Capital Appreciation--Performance
--------------------------------------------------------------------------------
TOTAL RETURNS AS OF JUNE 30, 2002
                                 VP CAPITAL       RUSSELL      S&P MIDCAP    S&P 500
                                 APPRECIATION      MIDCAP       400/BARRA      INDEX
                                                   GROWTH         GROWTH
6 MONTHS(1) ....................  -10.13%         -19.70%        -10.00%      -13.16%
1 YEAR .........................  -24.61%         -26.34%        -12.43%      -17.99%
AVERAGE ANNUAL RETURNS
3 YEARS ........................  -0.03%           -9.16%          2.46%       -9.18%
5 YEARS ........................   2.60%            2.27%         12.21%        3.66%
10 YEARS .......................   5.20%            9.55%         14.50%       11.43%
LIFE OF PORTFOLIO ..............   7.30%           12.24%(2)       N/A(3)      13.23%(2)

The portfolio's inception date is 11/20/87.

(1)  Returns for periods less than one year are not annualized.
(2)  Since 11/30/87, the date nearest the portfolio's inception for which data are available.
(3)  Benchmark began 6/28/91.

See pages 13-14 for information about the indices and returns.
The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the separate account prospectus for a discussion of the charges related to the insurance contracts.

GROWTH OF $10,000 OVER 10 YEARS

The graph at left shows the growth of a $10,000 investment in the portfolio over 10 years, while the graph below shows the portfolio's year-by-year performance. The indices are provided for comparison. VP Capital Appreciation's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. Past performance does not guarantee future results. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED JUNE 30)

2      1-800-345-6488

VP Capital Appreciation--Performance Review
--------------------------------------------------------------------------------
[Photo of Kurt Stalzer and Linda Peterson]

     A commentary by Kurt Stalzer and Linda Peterson, portfolio managers on the
VP Capital Appreciation investment team.

     VP Capital Appreciation declined 10.13% for the six months ended June 30,
2002, beating the 16.68% drop of the average mid-cap growth fund tracked by
Lipper Inc. VP Capital Appreciation's new benchmark, the Russell Midcap Growth
Index, fell 19.70%.

     In January, American Century's Investment Oversight Committee (IOC)
approved a new benchmark for VP Capital Appreciation. The IOC made the change in part because the Russell Midcap Growth Index had a heavier mid-cap weighting than the previous benchmark, the S&P MidCap 400/BARRA Growth Index. The new benchmark offers a better representation of the stocks that we consider for the portfolio and provides a more relevant guideline by which to measure VP Capital
Appreciation's performance.

A VOLATILE PERIOD

     VP Capital Appreciation outperformed its benchmark and many of its peers during a time in which the stock market was battered by accounting scandals, dim profit outlooks, and the omnipresent threats of war and terrorism. The sharpest blow came at the end of the period when WorldCom announced a $4 billion accounting error. The broad market decline pushed most stocks lower, but mid-cap names held up better than their large-cap brethren.

     When we began the period, hopes were high that the economy had bottomed and the pieces were in place for improved earnings growth in 2002. Indeed, the economy sprinted forward in the first quarter. Despite improving economic fundamentals, however, companies continued to grapple with the near-term hurdle of dealing with the cyclical business decline. In this volatile market, our priority was to identify businesses with predictable revenue streams.

POCKETS OF STRENGTH

     While corporate America remained focused on cost cutting, the federal government emerged as one of the most reliable sources of revenue growth. The largest military budget increase in nearly 20 years boosted our investments in defense contractors. The 2002 defense budget increased 15% from 2001, and another 15% increase was proposed for 2003. We believe the growth in procurement spending over the next few years supports sustainable earnings and revenue acceleration for companies such as Alliant Techsystems.

     Investments in the energy sector also fueled returns as share prices rose in tandem with oil prices. Oil services companies, which provide products and services used by drillers, saw their stock prices climb as the market anticipated an increase in drilling activity. Additionally, holdings in the consumer services sector lifted results as the growing trend of dining out proved relatively resistant to economic pressures, and the portfolio's positions in restaurants rose.

[right margin]

PORTFOLIO AT A GLANCE

                                                       AS OF 6/30/02
NET ASSETS                                            $331.6 MILLION
                                                 6/30/02          12/31/01
NO. OF HOLDINGS                                   91                81
P/E RATIO                                        32.8              35.6
MEDIAN MARKET                                    $2.98             $2.90
CAPITALIZATION                                  BILLION           BILLION
WEIGHTED AVERAGE                                 $5.35             $5.12
MARKET CAPITALIZATION                           BILLION           BILLION
PORTFOLIO TURNOVER                              69%(1)            149%(2)

(1)    Six months ended 6/30/02.
(2)    Year ended 12/31/01.

TYPES OF INVESTMENTS IN THE PORTFOLIO
                                                           AS OF JUNE 30, 2002
U.S. COMMON STOCKS AND FUTURES                                   91.2%
FOREIGN STOCKS                                                    2.7%
--------------------------------------------------------------------------------
   TOTAL EQUITY EXPOSURE                                         93.9%
TEMPORARY CASH                                                    6.1%

Investment terms are defined in the Glossary on pages 14-15.

                                                  www.americancentury.com      3

VP Capital Appreciation--Performance Review
--------------------------------------------------------------------------------
                                                                    (Continued)

     Furthermore, in a difficult environment, we uncovered companies that had the ability to raise prices. A good example is Ball Corp., which manufactures packaging for food and beverage companies. Ball has weathered several years of consolidation in the packaging industry, putting it in a position to charge more for its products and improve its cash flows and earnings.

EARNINGS UNDER SCRUTINY

     Semiconductor holdings detracted most from performance. These stocks advanced earlier this year when optimism was high that the technology sector had bottomed and demand was beginning to turn up. However, they were among the first to fall when investors realized earnings were not rebounding as fast as expected. Cirrus Logic, a supplier of high-performance chips for consumer entertainment electronics, declined when the company had to reduce its revenue forecast due to disappointing sales of Microsoft's Xbox. Additionally, enterprise software companies, which design business applications, saw their shares decline when customers reacted to diminishing earnings by postponing tech purchases.

     Health care was our largest sector weighting six months ago, but we trimmed our stake on signs that profits were under pressure. Despite our efforts, health care businesses weighed on results. A significant factor affecting the sector was the dramatic slowdown in new drug approvals by the Food & Drug
Administration (FDA), which hurt drug and biotechnology companies such as Enzon.

     VP Capital Appreciation's positions in information services companies hampered results when investors became concerned about the growth prospects of a number of firms. For instance, Getty Images has a solid business distributing photos and other graphic images to media companies, but the stock fell on fears of a slow recovery in the advertising market. Technology outsourcing firms also suffered during the period when investors grew wary of the accounting practices behind a number of large business deals.

     Although scouring financial statements is a critical part of our bottom-up investment process, it was nearly impossible to escape the fallout from heightened accounting scrutiny. As a case in point, we initially profited from our investment in Hanover Compressor, a manufacturer of natural gas pumps, but began reducing the position on concern that earnings would deteriorate. We did not completely leave the stock, however, before Hanover announced it would restate earnings as a result of off-balance-sheet transactions, and the stock slowed VP Capital Appreciation's progress.

STAYING THE COURSE

     The economy shows signs of improving, but we expect volatility will continue to be an issue as corporate profits play catch-up. Regardless of how long it takes for the stock market to regain its footing, we will adhere to our investment process and search for growth opportunities among mid-sized companies that appear able to sustain or improve their accelerating growth rates. We believe judicious stock selection following a thorough review of the fundamentals will best serve the long-term interests of VP Capital Appreciation investors.

TOP TEN HOLDINGS
                              % OF FUND INVESTMENTS
                               AS OF          AS OF
                              6/30/02       12/31/01
LOCKHEED MARTIN CORP.          3.8%           2.2%
OMNICARE, INC.                 3.0%           2.1%
YUM! BRANDS, INC.(1)           2.8%           1.5%
AFFILIATED COMPUTER
     SERVICES INC.             2.7%           4.3%
MICROCHIP
     TECHNOLOGY INC.           2.5%           1.2%
WESTWOOD ONE, INC.             1.8%           1.3%
COOPER CAMERON CORP.           1.8%           1.3%
CANADIAN NATIONAL
     RAILWAY CO. ORD           1.8%             --
BLACK & DECKER
     CORPORATION               1.8%             --
BALL CORPORATION               1.7%           0.8%

(1)        Formerly Tricon Global Restaurants, Inc.

TOP FIVE INDUSTRIES
                              % OF FUND INVESTMENTS
                               AS OF        AS OF
                              6/30/02     12/31/01
MEDICAL PROVIDERS
     & SERVICES                7.8%        10.5%
INFORMATION SERVICES           6.6%        10.3%
DEFENSE/AEROSPACE              6.5%         4.5%
SEMICONDUCTOR                  6.1%         3.0%
SPECIALTY STORES               5.7%         2.9%

4          1-800-345-6488

VP Capital Appreciation--Schedule of Investments
--------------------------------------------------------------------------------
JUNE 30, 2002 (UNAUDITED)

Shares                                                       Value
-------------------------------------------------------------------------------
COMMON STOCKS - 93.9%

BANKS - 0.3%
   18,800  Commerce Bancorp, Inc.                       $     830,960
                                                      ----------------------
BIOTECHNOLOGY - 2.0%
    72,500  CV Therapeutics, Inc.(1)                        1,350,313
    83,000  Gilead Sciences, Inc.(1)                        2,733,189
   167,500  Ligand Pharmaceuticals Inc. Cl B(1)             2,427,913
                                                      -----------------------
                                                            6,511,415
                                                      -----------------------
CHEMICALS - 1.4%
   100,500  Valspar Corp.                                   4,522,500
                                                      -----------------------
CLOTHING STORES - 3.1%
   158,000  Men's Wearhouse, Inc. (The)(1)                  4,029,000
    81,500  Nordstrom, Inc.                                 1,845,975
    78,000  Pacific Sunwear of California(1)                1,728,870
    59,600  Ross Stores, Inc.                               2,429,892
                                                      -----------------------
                                                           10,033,737
                                                      -----------------------
COMPUTER HARDWARE &
BUSINESS MACHINES - 1.3%
   113,600  Diebold, Inc.                                   4,230,464
                                                      -----------------------
COMPUTER SOFTWARE - 2.1%
    71,300  Intuit Inc.(1)                                  3,544,680
    36,200  JDA Software Group, Inc.(1)                     1,022,831
   108,600  Mercury Interactive Corp.(1)                    2,492,913
                                                      -----------------------
                                                            7,060,424
                                                      -----------------------
CONSUMER DURABLES - 2.6%
   119,800  Furniture Brands International, Inc.(1)         3,623,950
    78,800  Mohawk Industries, Inc.(1)                      4,848,564
                                                      -----------------------
                                                            8,472,514
                                                      -----------------------
DEFENSE/AEROSPACE - 6.5%
    83,025  Alliant Techsystems Inc.(1)                     5,296,995
    30,500  L-3 Communications Holdings, Inc.(1)            1,647,000
   181,500  Lockheed Martin Corp.                          12,614,250
    43,500  Raytheon Company                                1,772,625
                                                      -----------------------
                                                           21,330,870
                                                      -----------------------
DEPARTMENT STORES - 0.7%
    63,600  Family Dollar Stores, Inc.                      2,241,900
                                                      -----------------------
DRUGS - 1.1%
   61,266  King Pharmaceuticals, Inc.(1)                    1,363,169
   35,401  Teva Pharmaceutical
              Industries Ltd. ADR                           2,364,255
                                                      ----------------------
                                                            3,727,424
                                                      ----------------------
ELECTRICAL EQUIPMENT - 0.4%
   30,100  Celestica Inc.(1)                                  683,571
   16,300  Harris Corp.                                       592,505
                                                      ----------------------
                                                            1,276,076
                                                      ----------------------
ENERGY RESERVES & PRODUCTION - 1.4%
   111,800  EOG Resources Inc.                              4,438,460
                                                      -----------------------

Shares                                                       Value
-----------------------------------------------------------------------------
ENTERTAINMENT - 0.5%
   85,000  Royal Caribbean Cruises Ltd.                 $   1,657,500
                                                      ----------------------
ENVIRONMENTAL SERVICES - 1.0%
   88,100  Stericycle, Inc.(1)                              3,130,634
                                                      ----------------------
FINANCIAL SERVICES - 1.6%
   61,900  BISYS Group, Inc. (The)(1)                       5,391,270
                                                      ----------------------
FOOD & BEVERAGE - 1.8%
    42,200  American Italian Pasta Co. Cl A(1)              2,151,778
   111,300  Performance Food Group Co.(1)                   3,768,062
                                                      -----------------------
                                                            5,919,840
                                                      -----------------------
GROCERY STORES - 1.5%
   200,500  SUPERVALU INC.                                  4,918,265
                                                      -----------------------
HOME PRODUCTS - 0.8%
   71,000  Estee Lauder Companies, Inc. Cl A                2,499,200
                                                      ----------------------
HOTELS - 3.9%
   358,200  Hilton Hotels Corp.                             4,978,980
    76,100  MGM Mirage(1)                                   2,568,375
   156,700  Starwood Hotels &
               Resorts Worldwide, Inc.                      5,153,863
                                                      -----------------------
                                                           12,701,218
                                                      -----------------------
INDUSTRIAL PARTS - 4.5%
    71,700  American Standard Companies Inc.(1)             5,384,670
   121,400  Black & Decker Corporation                      5,851,480
    48,000  Fastenal Company                                1,854,240
    37,200  Pentair, Inc.                                   1,788,576
                                                      -----------------------
                                                           14,878,966
                                                      -----------------------
INFORMATION SERVICES - 6.6%
   184,800  Affiliated Computer Services Inc.(1)            8,774,303
    23,300  Computer Sciences Corp.(1)                      1,113,740
    74,800  Corporate Executive Board Co. (The)(1)          2,561,526
   176,333  Getty Images Inc.(1)                            3,832,598
   103,300  Interpublic Group of Companies, Inc.            2,557,708
   196,700  KPMG Consulting Inc.(1)                         2,921,979
                                                      -----------------------
                                                           21,761,854
                                                      -----------------------
MEDIA - 5.0%
   117,300  Cox Radio Inc. Cl A(1)                          2,826,930
   198,800  Cumulus Media Inc.(1)                           2,736,482
    86,100  Entercom Communications Corp.(1)                3,951,990
    27,031  Lin TV Corp.(1)                                   730,918
   181,600  Westwood One, Inc.(1)                           6,069,072
                                                      -----------------------
                                                           16,315,392
                                                      -----------------------
MEDICAL PRODUCTS & SUPPLIES - 5.1%
   112,700  Alcon, Inc.(1)                                  3,838,562
    86,400  Beckman Coulter Inc.                            4,311,360
    64,061  Dentsply International Inc.                     2,364,812
    74,000  Henry Schein, Inc.(1)                           3,292,630
   160,700  Steris Corp.(1)                                 3,034,016
                                                      -----------------------
                                                           16,841,380
                                                      -----------------------

See Notes to Financial Statements                 www.americancentury.com

VP Capital Appreciation--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

JUNE 30, 2002 (UNAUDITED)

Shares                                                     Value
--------------------------------------------------------------------------------

MEDICAL PROVIDERS & SERVICES - 7.8%
    94,948  Accredo Health Inc.(1)                   $   4,380,426
   167,200  Apria Healthcare Group Inc.(1)               3,745,280
    62,900  HCR Manor Care, Inc.(1)                      1,446,700
   133,400  Health Management Associates, Inc.(1)        2,688,010
    56,900  LifePoint Hospitals Inc.(1)                  2,064,332
   370,700  Omnicare, Inc.                               9,734,581
    92,250  Province Healthcare Co.(1)                   2,062,710
                                                   -----------------------
                                                        26,122,039
                                                   -----------------------
MINING & METALS - 1.7%
   134,800  Ball Corporation                             5,591,504
                                                   -----------------------
MOTOR VEHICLES & PARTS - 0.5%
   32,400  Harley-Davidson, Inc.                         1,661,148
                                                   ----------------------
OIL SERVICES - 5.6%
    76,500  BJ Services Co.(1)                           2,591,820
   121,700  Cooper Cameron Corp.(1)                      5,892,714
    90,300  ENSCO International Inc.                     2,461,578
   126,700  Global SantaFe Corp.                         3,465,245
    93,300  Weatherford International Ltd.(1)            4,030,560
                                                   -----------------------
                                                        18,441,917
                                                   -----------------------
PROPERTY & CASUALTY INSURANCE - 3.6%
   101,900  Gallagher (Arthur J.) & Co.                  3,530,835
    54,900  MGIC Investment Corp.                        3,722,220
    92,500  Radian Group Inc.                            4,502,900
                                                   -----------------------
                                                        11,755,955
                                                   -----------------------
RAILROADS - 1.8%
   110,700  Canadian National Railway Co. ORD            5,860,847
                                                   -----------------------
RESTAURANTS - 2.8%
   317,000  Yum! Brands, Inc.(1)                         9,272,250
                                                   -----------------------
SECURITIES & ASSET MANAGEMENT - 3.1%
    56,253  Affiliated Managers Group Inc.(1)            3,459,560
   112,200  Franklin Resources, Inc.                     4,784,207
    61,700  T. Rowe Price Group Inc.                     2,028,388
                                                   -----------------------
                                                        10,272,155
                                                   -----------------------
SEMICONDUCTOR - 6.1%
   101,800  Agilent Technologies, Inc.(1)                2,430,984
   217,800  Atmel Corp.(1)                               1,365,606
    89,600  ChipPAC, Inc.(1)                               554,176
   239,000  Cirrus Logic, Inc.(1)                        1,766,210
    50,400  Cymer, Inc.(1)                               1,762,740
    99,200  Fairchild Semiconductor Corp.(1)             2,410,560
   298,350  Microchip Technology Inc.(1)                 8,182,248
    60,900  Semtech Corp.(1)                             1,627,553
                                                   -----------------------
                                                        20,100,077
                                                   -----------------------
Shares                                                     Value
--------------------------------------------------------------------------
SPECIALTY STORES - 5.7%
    39,700  CDW Computer Centers, Inc.(1)             $  1,858,159
   100,000  Dollar Tree Stores, Inc.(1)                  3,940,500
   142,100  Insight Enterprises, Inc.(1)                 3,578,789
   112,200  PETCO Animal Supplies, Inc.(1)               2,794,341
   233,700  Pier 1 Imports, Inc.                         4,849,274
    86,100  Staples, Inc.(1)                             1,696,170
                                                      --------------------
                                                        18,717,233
                                                      --------------------

TOTAL COMMON STOCKS                                    308,487,388
                                                      --------------------
(Cost $293,276,619)

TEMPORARY CASH INVESTMENTS - 6.1%
    Repurchase Agreement, Bank of America N.A.,
       (U.S. Treasury obligations), in a joint trading
       account at 1.85%, dated 6/28/02,
       due 7/1/02 (Delivery value $3,600,555)                     3,600,000
    Repurchase Agreement, State Street Corp.,
       (U.S. Treasury obligations), in a joint trading
       account at 1.85%, dated 6/28/02,
       due 7/1/02 (Delivery value $16,502,544)                   16,500,000
                                                      -------------------------
TOTAL TEMPORARY CASH INVESTMENTS                                 20,100,000
                                                      -------------------------
  (Cost $20,100,000)
TOTAL INVESTMENT SECURITIES - 100.0%                           $328,587,388
                                                      =========================
  (Cost $313,376,619)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
ORD = Foreign Ordinary Share
(1) Non-income producing.

6          1-800-345-6488                See Notes to Financial Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
JUNE 30, 2002 (UNAUDITED)
ASSETS
Investment securities, at value (cost of $313,376,619) (Note 3)     $328,587,38
Receivable for investments sold ...............................       5,885,324
Dividends and interest receivable .............................         129,945
                                                                  -------------
                                                                    334,602,657
                                                                  -------------
LIABILITIES
Disbursements in excess of demand deposit cash ................         722,482
Payable for investments purchased .............................       2,020,121
Accrued management fees (Note 2) ..............................         287,771
                                                                  -------------
                                                                      3,030,374
                                                                  -------------
Net Assets ....................................................   $ 331,572,283
                                                                  =============
CAPITAL SHARES, $0.01 PAR VALUE
Authorized ....................................................     200,000,000
                                                                  =============
Outstanding ...................................................      49,202,743
                                                                  =============

Net Asset Value Per Share .....................................   $        6.74
                                                                  =============
NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) .......................     $438,232,47
Accumulated net investment loss ...............................        (986,788)

Accumulated net realized loss on investment and
foreign currency transactions .................................    (120,886,260)

Net unrealized appreciation on investments and
translation of assets and liabilities in
foreign currencies (Note 3) ...................................      15,212,859
                                                                  -------------
                                                                  $ 331,572,283
                                                                  =============

See Notes to Financial Statements
See Glossary for a Definition of the Table        www.americancentury.com      7

Statement of Operations
--------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

INVESTMENT LOSS
Income:
Dividends (net of foreign taxes withheld of $5,524) ...........    $    611,315
Interest ......................................................         288,137
                                                                   ------------
                                                                        899,452
                                                                   ------------
Expenses (Note 2):
Management fees ...............................................       1,884,656
Directors' fees and expenses ..................................           1,584
                                                                   ------------
                                                                      1,886,240
                                                                   ------------
Net investment loss ...........................................        (986,788)
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 3)
Net realized loss on:
Investment transactions .......................................      (3,423,032)
Foreign currency transactions .................................          (5,060)
                                                                   ------------
                                                                     (3,428,092)
                                                                   ------------
Change in net unrealized appreciation on:
Investments ...................................................      (33,938,77
Translation of assets and liabilities in foreign currencies ...           3,950
                                                                   ------------
                                                                    (33,934,823)
                                                                   ------------
Net realized and unrealized loss ..............................     (37,362,915)
                                                                   ------------
Net Decrease in Net Assets Resulting from Operations ..........    $(38,349,703)
                                                                   ============

                                               See Notes to Financial Statements
8          1-800-345-6488             See Glossary for a Definition of the Table

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2001

Decrease in Net Assets
                                                             2002             2001
                                                             ----             ----
OPERATIONS
Net investment loss ................................   $    (986,788)   $  (1,754,704)
Net realized loss ..................................      (3,428,092)    (116,184,490)
Change in net unrealized appreciation ..............     (33,934,823)     (69,987,410)
                                                                        -------------
Net decrease in net assets resulting from operations     (38,349,703)    (187,926,604)
                                                                        -------------
DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains ............................            --       (196,755,584)
                                                                        -------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ..........................      25,660,531      156,536,269
Proceeds from reinvestment of distributions ........            --        196,755,584
Payments for shares redeemed .......................     (57,550,245)    (283,652,873)
                                                                        -------------
Net increase (decrease) in net assets
from capital share transactions ....................     (31,889,714)      69,638,980
                                                                        -------------
Net decrease in net assets .........................     (70,239,417)    (315,043,208)
NET ASSETS
Beginning of period ................................     401,811,700      716,854,908
                                                                        -------------
End of period ......................................   $ 331,572,283    $ 401,811,700
                                                                        =============
Accumulated net investment loss ....................   $    (986,788)            --
                                                                        =============
TRANSACTIONS IN SHARES OF THE FUND
Sold ...............................................       3,430,409       17,302,798
Issued in reinvestment of distributions ............            --         21,934,846
Redeemed ...........................................      (7,803,728)     (31,084,398)
                                                                        -------------
Net increase (decrease) ............................      (4,373,319)       8,153,246
                                                                        =============

See Notes to Financial Statements
See Glossary for a Definition of the Table        www.americancentury.com      9

Notes to Financial Statements
--------------------------------------------------------------------------------
JUNE 30, 2002 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Variable Portfolios, Inc., (the
corporation) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. VP Capital Appreciation Fund
(the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is capital growth. The fund seeks to achieve its investment objective by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively. There were no open futures contracts at June 30, 2002.

    FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain
(loss) on foreign currency transactions. There were no open forward contracts at
June 30, 2002.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are generally declared and paid annually.

10      1-800-345-6488

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 2002 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts.

    At December 31, 2001, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $107,587,478 (expiring in 2009), which may be used to offset future taxable gains.

    The fund has elected to treat $6,268,892 of net capital losses incurred in the two-month period ended December 31, 2001, as having been incurred in the following fiscal year for federal income tax purposes.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

    MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee. The
Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered
"interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's average daily closing net assets during the previous month. The annual management fee schedule for the fund is as follows:

FUND AVERAGE NET ASSETS
First $500 million ......................................... 1.00%
Of the next $500 million ................................... 0.95%
Over $1 billion ............................................ 0.90%

  The effective annual management fee for the six months ended June 30, 2002 was
1.00%.

    RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, American Century
Investment Services, Inc., and the corporation's transfer agent, American
Century Services Corporation.

    During the six months ended June 30, 2002, the fund invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement with JPM (see Note 4).

3. INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2002, were $243,943,409 and
$273,992,828, respectively.

    At June 30, 2002, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Gross Appreciation .................................              $  33,084,243
Gross Depreciation .................................                (21,186,211)
                                                                  -------------
Net ................................................              $  11,898,032
                                                                  =============
Federal Tax Cost ...................................              $ 316,689,356
                                                                  =============

  The difference between book-basis and tax-basis unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

4. BANK LOANS

    The fund, along with certain other funds managed by ACIM, has a $650,000,000 unsecured bank line of credit agreement with JPM. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months ended June 30, 2002.

                                                 www.americancentury.com      11

VP Capital Appreciation--Financial Highlights
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                              2002(1)     2001      2000       1999        1998      1997
===========================================================================================================
PER-SHARE DATA
Net Asset Value, Beginning of Period .......  $7.50     $15.78    $14.84      $9.02       $9.68    $10.24
                                             --------  ---------- --------- ---------- ---------- -----------
Income From Investment Operations
  Net Investment Loss ......................  (0.02)     (0.03)    (0.05)     (0.05)      (0.01)    (0.05)(2)
  Net Realized and Unrealized Gain (Loss) ..  (0.74)     (3.64)     1.47       5.87       (0.17)    (0.30)

                                             --------- ---------- ---------- ---------- ---------- ----------
  Total From Investment Operations .........  (0.76)     (3.67)     1.42       5.82       (0.18)    (0.35)

                                             ---------- ---------- --------- ---------- ----------- ----------
Distributions
  From Net Realized Gains ..................    --       (4.61)    (0.48)        --       (0.48)    (0.21)

                                             ---------- ---------- ---------- ---------- ---------- ------------
Net Asset Value, End of Period .............  $6.74      $7.50    $15.78     $14.84       $9.02     $9.68

                                             ========== ========= =========== ========= =========== ===========
  Total Return(3) .......................... (10.13)%  (28.07)%    9.03%     64.52%      (2.16)%   (3.26)%
RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to
Average Net Assets ........................ 1.00%(4)      1.00%     0.98%      1.00%       1.00%     1.00%
Ratio of Net Investment Loss to
Average Net Assets ...................... (0.52)%(4)    (0.35)%   (0.31)%    (0.41)%     (0.07)%   (0.53)%
Portfolio Turnover Rate .................       69%        149%      128%       119%        206%      107%
Net Assets, End of Period (in thousands) . $331,572    $401,812  $716,855   $607,263    $448,701  $593,698

(1)  Six months ended June 30, 2002 (unaudited).
(2)  Computed using average shares outstanding throughout the period.
(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(4) Annualized.

                                              See Notes to Financial Statements
12         1-800-345-6488             See Glossary for a Definition of the Table

Background Information
--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY AND POLICIES

     The philosophy behind American Century's Variable Portfolios accelerating growth funds focuses on three important principles. Chiefly, the funds seek to own companies whose earnings and revenues are growing at accelerating rates. In addition, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of these opportunities may significantly limit potential for gain. Of course, remaining fully invested also means the funds may experience greater losses in market downturns. Finally,
American Century Variable Portfolios funds are managed by teams, rather than by one "star" manager. We believe this enables us to make better, more consistent management decisions.

     VP CAPITAL APPRECIATION seeks capital growth over time by investing in growth companies. Although the fund may purchase securities across all capitalization ranges, since mid-1996 VP Capital Appreciation has invested mainly in the securities of medium-sized firms with accelerating growth. Such a strategy results in volatility over the short term and offers the potential for long-term growth.

COMPARATIVE INDICES

     The indices listed below are used in the report to serve as a comparison for the performance of the fund. They are not investment products available for purchase.

     DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted average of 30 actively traded Blue Chip stocks, primarily industrials but including service-oriented firms. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered leading firms in leading industries. Created by Standard & Poor's, the index is viewed as a broad measure of U.S. stock performance.

     The NASDAQ COMPOSITE is a market capitalization, price-only index that reflects the aggregate performance of domestic common stocks traded on the regular Nasdaq market, as well as national market system-traded foreign common stocks and American Depositary Receipts. It is considered to represent the performance of smaller-capitalization and growth-oriented U.S. stocks generally.

     The S&P MIDCAP 400 represents the medium capitalization sector of the U.S.
market. Created by Standard & Poor's, it is considered to represent the performance of mid-cap stocks generally.

     The S&P MIDCAP 400/BARRA GROWTH is an index created by Standard & Poor's and BARRA. The index divides the S&P MidCap 400 into two mutually exclusive groups based on price/book ratios. The half of the S&P MidCap 400 with higher ratios falls into the growth index, while a value index tracks the performance of the other half. Similar growth and value indices are available for the S&P
500.

     The RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies. The average market capitalization of the index is approximately $420 million.

     The RUSSELL MIDCAP INDEX measures the performance of the 800 smallest companies in the Russell 1000 Index. The RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The RUSSELL MIDCAP
VALUE INDEX measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

[right margin]

PORTFOLIO MANAGERS
  VP Capital Appreciation
       KURT STALZER
       LINDA PETERSON, CFA

                                                 www.americancentury.com      13

Glossary
--------------------------------------------------------------------------------
RETURNS

*   TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

*   AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial
Highlights" on page 12.

INVESTMENT TERMS

*   MEDIAN MARKET CAPITALIZATION-- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

*   WEIGHTED AVERAGE MARKET CAPITALIZATION-- average market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

*   NUMBER OF HOLDINGS-- the number of securities, excluding temporary investments, held by a fund on a given date.

*   PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

*   PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

*   PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's
P/E ratio is in proportion to the percentage of the fund that the company represents.

TYPES OF STOCKS

*   BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.
Examples include General Electric and Coca-Cola.

*   CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

*   GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

*   LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $9.9 billion. This is Lipper's market capitalization breakpoint as of June
30, 2002, although it may be subject to change based on market fluctuations. The
Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

*   MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $2.4 billion and $9.9 billion. This is Lipper's market capitalization breakpoint as of June 30, 2002, although it may be subject to change based on market fluctuations. The S&P MidCap 400 Index and Russell 2500 Index generally consist of stocks in this range.

*   SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.4 billion. This is Lipper's market capitalization breakpoint as of June
30, 2002, although it may be subject to change based on market fluctuations. The
S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

*   VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low
P/E ratios.

14      1-800-345-6488

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

*   GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend- paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price- fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price- fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price- fluctuation risk.

FINANCIAL STATEMENTS

*   STATEMENT OF ASSETS AND LIABILITIES -- breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

*   STATEMENT OF OPERATIONS -- shows how the fund's net assets changed during the reporting period as a result of the fund's operations.  In other words, it shows how much money the fund made or lost as a result of dividend AND/OR interest income, fees and expenses, and investment gains or losses.

*   STATEMENT OF CHANGES IN NET ASSETS -- shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the STATEMENT
OF OPERATIONS), income and capital gain distributions, and shareholder investments and redemptions.

*   FINANCIAL HIGHLIGHTS -- itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and portfolio turnover (a gauge of the fund's trading activity).

                                                www.americancentury.com      15

Notes
--------------------------------------------------------------------------------

16      1-800-345-6488

[american century logo and text logo (reg. sm)]

P.O. BOX 419385
KANSAS CITY, MISSOURI 64141-6385

WWW.AMERICANCENTURY.COM

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES
1-800-345-6488

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-4360

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

[graphic of men rowing]

Who We Are

American Century offers investors more than 60 mutual funds spanning the investment spectrum. We currently manage $85 billion for roughly 2 million individuals, institutions, and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service, and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

--------------------------------------------------------------------------------

0208                                American Century Investment Services, Inc.
SH-SAN-30720                    (c)2002 American Century Services Corporation

[front cover]

AMERICAN CENTURY
VARIABLE PORTFOLIOS
Semiannual Report

[graphic of rowers]
[graphic of markets diary/stocks chart]

VP Ultra

June 30, 2002

[american century logo and text logo (reg. sm)]

[inside front cover]

Market Perspective ........................................................    1

VP ULTRA

FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................    9
   Statement of Operations ................................................   10
   Statement of Changes
      in Net Assets .......................................................   11
   Notes to Financial
      Statements ..........................................................   12
Financial Highlights ......................................................   15

OTHER INFORMATION
   Share Class Information ................................................   18
   Background Information
      Investment Philosophy

Market Perspective from C. Kim Goodwin
--------------------------------------------------------------------------------

[photo of C. Kim Goodwin]

C. Kim Goodwin, chief investment officer, U.S. growth equities

     The U.S. economy advanced but the stock market retreated during the six months covered by this report. Though investors entered the year cautiously optimistic that the stock market and the economy were on the mend, sentiment turned negative as the period wore on. The market disregarded a steady flow of positive economic news and focused instead on near-term earnings weakness, corporate governance scandals and geopolitical tension. By the time we closed the books on the first half of 2002, the S&P 500 lost another 13.16% and the
Nasdaq shed 24.84%.

     The market's attempts to reconcile the period's crosscurrents are reflected in performance that varied by market capitalization and investment style. Though they declined in absolute terms, the small stocks that traditionally lead the market coming out of recession dramatically outperformed large stocks. At the same time, wary investors remained valuation-conscious, and lower-priced value stocks outperformed growth issues in all capitalization ranges.

     Effective stock selection was more important than ever in this environment.
Though we share our investors' frustration with the market's negative returns, we're pleased that our portfolio managers found opportunities to add value by following disciplined, bottom-up investment strategies that are centered on identifying companies demonstrating accelerating growth. This stock-by-stock approach kept our portfolios focused on companies whose revenues and earnings are supported by strong end-market demand for their goods and services, and led us to reduce our exposure to companies facing declining demand. For example, some of the period's top performers enjoyed fundamental growth due to continued
strength in consumer spending and a rise in defense spending. At the same time, some of the worst performing stocks were hurt by cutbacks in corporate spending.

     As we look ahead, we see reasons to be optimistic about future opportunities for growth investors. The economy grew in the first half of the year and the expansion was forecast to continue. In addition, interest rates remain near historic lows, providing companies with access to the capital they need to grow their businesses. Companies also are enjoying productivity gains, which may help them increase production without pushing up the cost of doing business. Finally, corporations are beginning to see their profit margins pick up as the benefits of cost cutting fall to the bottom line. These lower costs will provide the lever for rising profits as revenues improve.

     Though we expect volatility to continue in the months ahead, we are optimistic that these positive trends bode well for growth investors over the long term.

[RIGHT MARGIN]

"AS WE LOOK AHEAD, WE SEE REASONS TO BE OPTIMISTIC ABOUT FUTURE OPPORTUNITIES
FOR GROWTH INVESTORS."

MARKET RETURNS
FOR THE SIX MONTHS ENDED JUNE 30, 2002

S&P 500           -13.16%
S&P MIDCAP 400     -3.21%
RUSSELL 2000       -4.70%

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED JUNE 30, 2002

                                              www.americancentury.com      1

VP Ultra--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF JUNE 30, 2002

                   CLASS I (INCEPTION 5/1/01)       CLASS II (INCEPTION 5/1/02)

                   VP ULTRA     S&P 500 INDEX       VP ULTRA    S&P 500 INDEX

6 MONTHS(1) ...... -12.24%        -13.16%             --           --
1 YEAR ........... -17.36%        -17.99%             --           --
===============================================================================
 AVERAGE ANNUAL RETURNS
===============================================================================
LIFE OF PORTFOLIO  -14.29%        -16.92%(2)       -8.73%(1)     -7.81%(1)(3)

                   CLASS III (INCEPTION 5/13/02)

                   VP ULTRA    S&P 500 INDEX

6 MONTHS(1) ......    --           --
1 YEAR ...........    --           --
===============================================================================
 AVERAGE ANNUAL RETURNS
===============================================================================
LIFE OF PORTFOLIO . -8.04%(1)     -7.53%(1)(4)

The portfolio's inception date is 5/1/01

(1)  Returns for periods less than one year are not annualized.

(2)  Since 4/30/01, the date nearest the portfolio's inception for which data are available.

(3)  Since 4/30/02, the date nearest the portfolio's inception for which data are available.

(4)  Since 5/9/02, the date nearest the portfolio's inception for which data are available.

See page 18-20 for information about share classes, the S&P 500 Index, and returns.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower peformance. Please refer to the separate account prospectus for a discussion of the charges related to the insurance contracts.

GROWTH OF $10,000 OVER LIFE OF PORTFOLIO

The graph at left shows the growth of a $10,000 investment in the portfolio over the life of the portfolio. The S&P 500 Index is provided for comparison. VP
Ultra's total return includes operating expenses (such as transaction costs and management fees) that reduce returns while the total return of the S&P 500 Index does not. The graph is based on Class I shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

 2      1-800-345-6488

VP Ultra--Performance Review
--------------------------------------------------------------------------------

[photo of Bruce Wimberly, Jerry Sullivan, John Sykora, and Jim Stowers III]

     A commentary by Co-Lead Portfolio Manager Bruce Wimberly, Portfolio Manager
Jerry Sullivan, Co-Lead Portfolio Manager John Sykora, and American Century
Co-Chairman Jim Stowers III.

     VP Ultra declined 12.24%* during the six months ended June 30, 2002, a period in which the average large-cap-growth fund tracked by Lipper Inc.
declined by 18.68%. VP Ultra also beat its benchmark, the S&P 500 Index, which lost 13.16%. During the last 12 months, the portfolio declined 17.36%, compared to a 25.53% loss for the average large-cap-growth fund and a 17.99% drop for the
S&P 500.

     The six-months covered by this report was a volatile stretch that saw stocks drop sharply amid weak profits, corporate accounting scandals, and ongoing worries about war and terrorism. Though there was a steady flow of reports indicating that economic growth would be sustained, the recovery was not reflected in corporate earnings, which delayed a much-needed rebound in capital spending. In this environment, performance was negative throughout the equity universe, though small-cap and value-oriented stocks held up best. Large-cap growth stocks declined the most.

CONSUMERS DRIVE PROFITS

     With profit-challenged corporations tightening their budgets, consumer spending was a critical source of economic strength in the first half of 2002.
This was reflected in the fundamental strength and solid performance of companies whose earnings hinge on the willingness of shoppers to make discretionary purchases. Even in uncertain times, selected upscale clothing and accessory manufacturers such as Liz Claiborne performed better than expected and were rewarded by the market.

     We also earned positive results from investments in companies that produce everyday goods that consumers buy regardless of economic conditions. This included manufacturers of soft drinks, snacks and personal products that offered stable earnings growth at a time when many companies were posting disappointing results. Some of our top holdings in this area benefited from effective restructuring and cost-control programs. Procter & Gamble is a good example. The country's top household goods manufacturer posted solid results when its cost-cutting efforts accentuated the positive impact of rising revenues.

     Consumer spending keyed positive results in other areas of the portfolio as well, including positions in hotels, restaurants, and companies that manufacture recreational equipment.

HEALTH CARE, MEDIA AND FINANCIAL COMPANIES DECLINE

     Investments in health care stocks were the biggest detractors from VP
Ultra's returns during the period. Brand-name drug manufacturers declined the most. Their profits were under pressure from generic competitors and delays in new product introductions. Drug stocks also were hurt by growing concern that legislation being considered by Congress would hurt health care industry profits. Investments in companies that make medical products and supplies also slowed VP Ultra's returns. Perkin Elmer, a manufacturer of electronics and lab

* All portfolio returns referenced in this review are for Class I shares.

[RIGHT MARGIN]

PORTFOLIO AT A GLANCE

                                                    AS OF 6/30/02
NET ASSETS                                         $32.0 MILLION(1)

                                                 6/30/02          12/31/01
NUMBER OF HOLDINGS                                215               206

P/E RATIO                                        26.7              27.8

MEDIAN MARKET                                    $8.82            $8.08
CAPITALIZATION                                  BILLION           BILLION

WEIGHTED AVERAGE                                 $79.8            $84.3
MARKET CAPITALIZATION                           BILLION           BILLION

PORTFOLIO TURNOVER                              55%(2)            48%(3)

(1)    Includes all classes.

(2)    Six months ended 6/30/02.

(3)    For the period 5/1/01 (inception) through 12/31/01.

TYPES OF INVESTMENTS IN THE PORTFOLIO
================================================================================
                                                           AS OF JUNE 30, 2002
U.S. COMMON STOCKS                                               93.6%
FOREIGN STOCKS                                                    3.3%
--------------------------------------------------------------------------------
   TOTAL EQUITY EXPOSURE                                         96.9%
TEMPORARY CASH INVESTMENTS                                        3.1%

Investment terms are defined in the Glossary on pages 20-21.

                                               www.americancentury.com      3

VP Ultra--Performance Review
--------------------------------------------------------------------------------

                                                                    (Continued)

equipment used in drug development, was the biggest detractor in this area.
We eliminated our position in the company when its profits declined.

     Though we have significantly reduced our exposure to technology stocks, we were unable to completely sidestep the weakness in this battered sector.
Companies whose revenues depend on information technology spending were especially hard hit as corporations cut expenses in the face of weak profits.
The slide weighed heaviest on our investments in computer hardware, electrical equipment and software stocks, including Oracle, a leading developer of data management software.

     Investments in media stocks fell during the first half of 2002. Though the improving economy spurred an increase in advertising spending, the industry was hurt by the market's concern about the accounting practices of several high-profile media companies. This included Gemstar, which was  eliminated from the portfolio.

     Financial stocks weighed on VP Ultra's performance. The biggest detractors were large conglomerates involved in a broad range of financial markets and industries. Though these characteristics were considered positive attributes in the past, they became negatives for companies like Citigroup when the market demonstrated a preference for companies with simpler business models.

ENERGY AND DEFENSE ISSUES RISE

     VP Ultra got a boost from investments in energy companies leveraged to natural gas. Our stake in producers benefited from the higher commodity prices.
Similarly, energy services companies such as ENSCO saw their share prices climb as drilling activity bottomed, and the market anticipated improved pricing conditions.

     We also earned solid results from our holdings in defense and aerospace contractors that are benefiting from a rise in defense spending. One of the top contributors was Northrop Gruman, a leading manufacturer of aircraft, radar systems, and precision munitions.

LOOKING AHEAD

     Indicators point to continued improvement in the U.S. economy. Though we expect volatility -- both positive and negative -- to continue in the months ahead, we are optimistic that positive economic trends bode well for growth investors over the long term.

[LEFT MARGIN]

TOP TEN HOLDINGS
                                               % OF FUND INVESTMENTS

                                            AS OF                AS OF
                                           6/30/02             12/31/01

PFIZER, INC.                                 4.3%                 5.2%
AMERICAN INTERNATIONAL
     GROUP, INC.                             4.0%                 3.6%
GENERAL ELECTRIC CO.                         3.6%                 2.5%
MICROSOFT CORP.                              3.2%                 2.3%
CITIGROUP INC.                               2.5%                 2.4%
BERKSHIRE HATHAWAY
     INC. CL B                               2.2%                 1.9%
PHILIP MORRIS
     COMPANIES INC.                          2.1%                 3.2%
LIBERTY MEDIA
     CORPORATION                             2.1%                 1.2%
WASHINGTON
     MUTUAL, INC.                            2.0%                 0.5%
JOHNSON & JOHNSON                            1.9%                 1.6%

TOP FIVE INDUSTRIES

                                               % OF FUND INVESTMENTS

                                             AS OF                AS OF
                                            6/30/02             12/31/01

DRUGS                                       12.4%                10.7%
PROPERTY & CASUALTY
     INSURANCE                               7.2%                 7.0%
FINANCIAL SERVICES                           6.8%                 8.0%
MEDIA                                        4.9%                 4.8%
INFORMATION SERVICES                         4.5%                 5.1%

 4          1-800-345-6488

VP Ultra--Schedule of Investments
--------------------------------------------------------------------------------

JUNE 30, 2002 (UNAUDITED)

Shares                                                                Value
--------------------------------------------------------------------------------
================================================================================

 COMMON STOCKS - 96.9%

ALCOHOL - 0.2%
             1,732  Constellation Brands, Inc.(1)                    $55,424
                                                        ------------------------

APPAREL & TEXTILES - 1.8%
               303  Coach Inc.(1)                                     16,635
             6,229  Jones Apparel Group, Inc.(1)                     233,588
             7,853  Liz Claiborne, Inc.                              249,724
             1,063  Nautica Enterprises, Inc.(1)                      13,814
             1,284  Timberland Co. (The)(1)                           45,993
                                                        ------------------------
                                                                     559,754
                                                        ------------------------

BANKS - 3.5%
             3,240  Bank of America Corp.                            227,966
            20,315  Citigroup Inc.                                   787,207
             2,074  Wells Fargo & Co.                                103,824
                                                        ------------------------
                                                                   1,118,997
                                                        ------------------------

BIOTECHNOLOGY - 0.6%
             3,355  Amgen Inc.(1)                                    140,524
               928  Genentech, Inc.(1)                                31,088
               943  IDEC Pharmaceuticals Corp.(1)                     33,425
                                                        ------------------------
                                                                     205,037
                                                        ------------------------

CHEMICALS - 1.3%
               884  3M Co.                                           108,732
               991  Scotts Co. (The) Cl A(1)                          44,991
             5,353  Sealed Air Corp.(1)                              215,566
             1,068  Sherwin-Williams Co.                              31,965
                                                        ------------------------
                                                                     401,254
                                                        ------------------------

CLOTHING STORES - 1.0%
               780  Chico's FAS, Inc.(1)                              28,330
               825  Ross Stores, Inc.                                 33,635
            13,020  TJX Companies, Inc. (The)                        255,322
                                                        ------------------------
                                                                     317,287
                                                        ------------------------

COMPUTER HARDWARE
& BUSINESS MACHINES - 0.7%
             2,608  Black Box Corporation(1)                         106,224
             1,531  International Business Machines Corp.            110,232
                                                        ------------------------
                                                                     216,456
                                                        ------------------------

COMPUTER SOFTWARE - 3.8%
            18,843  Microsoft Corp.(1)                             1,029,393
            18,903  Oracle Corp.(1)                                  179,106
                                                        ------------------------
                                                                   1,208,499
                                                        ------------------------

CONSTRUCTION & REAL PROPERTY - 1.0%
             3,298  Cemex SA ADR                                      86,935
               396  KB Home                                           20,398
             7,371  Masco Corp.                                      199,828
               375  Pulte Homes Inc.                                  21,555
                                                        ------------------------
                                                                     328,716
                                                        ------------------------

Shares                                                               Value
-------------------------------------------------------------------------------

CONSUMER DURABLES - 0.2%
             2,582  Leggett & Platt, Inc.                            $60,419
                                                       -------------------------

DEFENSE/AEROSPACE - 4.3%
             4,253  General Dynamics Corp.                           452,307
             5,590  Honeywell International Inc.                     196,936
               303  L-3 Communications Holdings, Inc.(1)              16,362
             1,539  Lockheed Martin Corp.                            106,961
             4,174  Northrop Grumman Corp.                           521,749
             1,483  Precision Castparts Corp.                         48,939
               425  Raytheon Company                                  17,319
                                                       -------------------------
                                                                   1,360,573
                                                       -------------------------

DEPARTMENT STORES - 3.2%
             5,898  Costco Companies, Inc.(1)                        227,751
             2,392  May Department Stores Co. (The)                   78,769
             4,791  Target Corporation                               177,938
             9,918  Wal-Mart Stores, Inc.                            545,589
                                                       -------------------------
                                                                   1,030,047
                                                       -------------------------

DRUGS - 12.4%
            12,288  Abbott Laboratories                              462,643
             5,119  Bristol-Myers Squibb Co.                         131,558
             1,948  Eli Lilly and Company                            109,867
             2,891  GlaxoSmithKline Plc ADR                          124,718
            11,801  Johnson & Johnson                                616,720
             9,618  Merck & Co., Inc.                                487,056
            39,535  Pfizer, Inc.                                   1,383,724
             5,361  Pharmacia Corporation                            200,769
             5,125  Schering-Plough Corp.                            126,075
             2,076  Teva Pharmaceutical
                       Industries Ltd. ADR                           138,646
             3,653  Wyeth                                            187,034
                                                       -------------------------
                                                                   3,968,810
                                                       -------------------------

ELECTRICAL EQUIPMENT - 0.4%
             9,185  Cisco Systems Inc.(1)                            128,085
                                                       -------------------------

ELECTRICAL UTILITIES - 0.5%
             2,392  Duke Energy Corp.                                 74,392
             2,042  Dynegy Inc. Cl A                                  14,702
               690  FPL Group, Inc.                                   41,393
               336  Texas Utilities Co.                               17,270
                                                       -------------------------
                                                                     147,757
                                                       -------------------------

ENERGY RESERVES & PRODUCTION - 3.9%
               277  Anadarko Petroleum Corp.                          13,656
             4,278  Apache Corp.                                     245,899
             7,745  BP Plc ADR                                       391,045
               707  Burlington Resources, Inc.                        26,866
             1,573  ChevronTexaco Corp.                              139,211
             3,182  Conoco Inc.                                       88,460
               485  Devon Energy Corporation                          23,901
             2,852  EOG Resources Inc.                               113,224
             3,384  Exxon Mobil Corp.                                138,473

See Notes to Financial Statements             www.americancentury.com      5

VP Ultra--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

JUNE 30, 2002 (UNAUDITED)

Shares                                                                Value
--------------------------------------------------------------------------------

               665  Kerr-McGee Corp.                                 $35,611
             1,857  Petroleo Brasileiro S.A. -
                       Petrobras ADR                                  35,023
                                                        ------------------------
                                                                   1,251,369
                                                        ------------------------

ENTERTAINMENT - 0.9%
             7,926  Carnival Corporation Cl A                        219,470
             5,010  Six Flags, Inc.(1)                                72,395
                                                        ------------------------
                                                                     291,865
                                                        ------------------------

ENVIRONMENTAL SERVICES - 1.6%
             2,249  Allied Waste Industries Inc.(1)                   21,838
            18,385  Waste Management, Inc.                           478,929
                                                        ------------------------
                                                                     500,767
                                                        ------------------------

FINANCIAL SERVICES - 6.8%
             1,768  Ambac Financial Group, Inc.                      119,163
             2,359  American Express Co.                              85,679
             3,506  Block (H & R), Inc.                              161,802
             3,102  Fannie Mae                                       228,773
             1,962  Freddie Mac                                      120,074
            39,006  General Electric Co.                           1,133,124
               822  Marsh & McLennan Companies, Inc. 79,405
             2,801  MBIA Inc.                                        158,341
               478  MBNA Corp.                                        15,807
               749  SLM Corporation                                   72,578
                                                        ------------------------
                                                                   2,174,746
                                                        ------------------------

FOOD & BEVERAGE - 1.7%
             5,635  Coca-Cola Company (The)                          315,559
             4,262  Dean Foods Co.(1)                                158,973
             1,503  Fleming Companies Inc.                            27,580
                83  J.M. Smucker Company (The)                         2,833
               278  McCormick & Company, Incorporated                  7,159
               795  PepsiCo, Inc.                                     38,319
                                                        ------------------------
                                                                     550,423
                                                        ------------------------

FOREST PRODUCTS & PAPER - 0.1%
             1,265  United Stationers Inc.(1)                         38,462
                                                        ------------------------

HEAVY ELECTRICAL EQUIPMENT - 1.3%
             1,253  American Power Conversion Corp.(1) 15,819
             2,393  Dover Corp.                                       83,755
             2,742  Emerson Electric Co.                             146,724
             2,520  United Technologies Corp.                        171,109
                                                        ------------------------
                                                                     417,407
                                                        ------------------------

HOME PRODUCTS - 2.1%
               693  Clorox Company                                    28,656
             1,092  Estee Lauder Companies, Inc. Cl A                 38,438
             1,549  Fortune Brands, Inc.                              86,651
               942  Gillette Company                                  31,906
             1,174  Kimberly-Clark Corp.                              72,788
             4,627  Procter & Gamble Co. (The)                       413,191
                                                        ------------------------
                                                                     671,630
                                                        ------------------------

Shares                                                                Value
--------------------------------------------------------------------------------

HOTELS - 0.8%
             2,567  Harrah's Entertainment, Inc.(1)                 $113,846
             4,161  Hilton Hotels Corporation                         57,838
               444  Mandalay Resort Group(1)                          12,241
             1,954  Starwood Hotels & Resorts
                       Worldwide, Inc.                                64,267
                                                       -------------------------
                                                                     248,192
                                                       -------------------------

INDUSTRIAL PARTS - 1.2%
             1,826  American Standard Companies Inc.(1)              137,132
               805  Magna International Inc. Cl A                     55,424
             1,645  Snap-on Inc.                                      49,301
             1,255  Textron Inc.                                      58,860
             7,011  Tyco International Ltd.                           94,719
                                                       -------------------------
                                                                     395,436
                                                       -------------------------

INDUSTRIAL SERVICES(2)
               300  DeVry Inc.(1)                                      6,852
                                                       -------------------------

INFORMATION SERVICES - 4.5%
             2,788  Accenture Ltd. Cl A(1)                            52,972
             4,320  Automatic Data Processing, Inc.                  188,136
               784  Catalina Marketing Corp.(1)                       22,124
             1,024  Certegy Inc.(1)                                   37,980
             9,041  Concord EFS, Inc.(1)                             272,451
             1,817  DST Systems, Inc.(1)                              83,055
               300  Dun & Bradstreet Corporation (The)(1)              9,915
             4,252  First Data Corp.                                 160,130
               445  Getty Images Inc.(1)                               9,672
               509  Interpublic Group of Companies, Inc.              12,603
             8,848  Paychex, Inc.                                    276,810
             2,317  Sabre Holdings Corp.(1)                           82,949
             8,003  SunGard Data Systems Inc.(1)                     211,919
                                                       -------------------------
                                                                   1,420,716
                                                       -------------------------

INVESTMENT TRUSTS - 1.4%
             1,701  iShares Russell 2000 Index Fund                  154,791
             1,500  Standard and Poor's 500
                       Depositary Receipt                            148,575
             1,600  Standard and Poor's MidCap 400
                       Depositary Receipt                            143,600
                                                       -------------------------
                                                                     446,966
                                                       -------------------------

LEISURE - 0.9%
             6,019  Mattel, Inc.                                     126,459
             3,177  Nautilus Group, Inc. (The)(1)                     97,216
               872  Polaris Industries Inc.                           56,680
                                                       -------------------------
                                                                     280,355
                                                       -------------------------

LIFE & HEALTH INSURANCE - 0.6%
               225  AETNA Inc.                                        10,793
                94  CIGNA Corp.                                        9,157
             5,869  MetLife, Inc.                                    169,028
                                                       -------------------------
                                                                     188,978
                                                       -------------------------

 6          1-800-345-6488                  See Notes to Financial Statements

VP Ultra--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

JUNE 30, 2002 (UNAUDITED)

Shares                                                               Value
--------------------------------------------------------------------------------

MEDIA - 4.9%
            21,427  AOL Time Warner Inc.(1)                         $315,191
            10,781  Comcast Corp. Cl A(1)                            256,965
             2,096  Cox Communications, Inc. Cl A(1)                  57,745
             1,335  Disney (Walt) Co.                                 25,232
            66,431  Liberty Media Corporation(1)                     664,310
             1,242  News Corp. Ltd. (The) ADR                         28,479
               181  Omnicom Group Inc.                                 8,290
             4,952  Viacom, Inc. Cl B(1)                             219,720
                                                        ------------------------
                                                                   1,575,932
                                                        ------------------------

MEDICAL PRODUCTS & SUPPLIES - 2.6%
             6,181  Alcon, Inc.(1)                                   210,525
             1,176  Bausch & Lomb Inc. Cl A                           39,808
             1,349  Baxter International, Inc.                        59,950
               370  Edwards Lifesciences Corporation(1)                8,480
             3,770  Guidant Corp.(1)                                 113,967
             7,503  Medtronic, Inc.                                  321,503
             2,530  Waters Corp.(1)                                   67,551
                                                        ------------------------
                                                                     821,784
                                                        ------------------------

MEDICAL PROVIDERS & SERVICES - 1.7%
               595  AmerisourceBergen Corp.                           45,220
             1,231  Cardinal Health, Inc.                             75,596
             5,072  HCA Inc.                                         240,919
               991  HEALTHSOUTH Corp.(1)                              12,675
             1,228  McKesson Corp.                                    40,156
               803  Tenet Healthcare Corp.(1)                         57,455
               952  Universal Health Services, Inc. Cl B(1)           46,648
               138  Wellpoint Health Networks Inc.(1)                 10,738
                                                        ------------------------
                                                                     529,407
                                                        ------------------------

MINING & METALS - 0.6%
             5,979  Freeport-McMoRan Copper
                       & Gold, Inc. Cl B(1)                          106,726
             1,111  Nucor Corp.                                       72,259
                                                        ------------------------
                                                                     178,985
                                                        ------------------------

MOTOR VEHICLES & PARTS - 0.2%
               466  Lear Corporation(1)                               21,553
               741  Oshkosh Truck Corp.                               43,804
               655  Visteon Corp.                                      9,301
                                                        ------------------------
                                                                      74,658
                                                        ------------------------

OIL REFINING - 0.1%
             1,160  Valero Energy Corp.                               43,407
                                                        ------------------------

OIL SERVICES - 1.1%
               562  BJ Services Co.(1)                                19,041
             2,646  ENSCO International Inc.                          72,130
             1,324  Noble Corp.(1)                                    51,106
             2,258  Rowan Companies, Inc.                             48,434
             2,278  Tidewater Inc.                                    74,992
             2,661  Transocean Sedco Forex, Inc.                      82,890
                                                        ------------------------
                                                                     348,593
                                                        ------------------------

Shares                                                               Value
-------------------------------------------------------------------------------

PROPERTY & CASUALTY INSURANCE - 7.2%
            18,523  American International Group, Inc.            $1,263,823
               318  Berkshire Hathaway Inc. Cl B(1)                  710,094
             1,937  Fidelity National Financial, Inc.                 61,209
               463  Leucadia National Corporation                     14,659
             3,171  Loews Corp.                                      170,283
             1,669  St. Paul Companies, Inc.                          64,957
                                                       -------------------------
                                                                   2,285,025
                                                       -------------------------

PUBLISHING - 0.6%
               693  Gannett Co., Inc.                                 52,599
             2,055  McGraw-Hill Companies, Inc. (The)                122,683
                                                       -------------------------
                                                                     175,282
                                                       -------------------------

RAILROADS - 1.1%
             1,620  Canadian National Railway Co.                     83,916
             3,032  CSX Corporation                                  105,545
             2,351  Norfolk Southern Corp.                            54,966
             1,576  Union Pacific Corp.                               99,729
                                                       -------------------------
                                                                     344,156
                                                       -------------------------

REAL ESTATE INVESTMENT TRUST - 1.6%
             4,864  Equity Office Properties Trust                   146,406
             3,653  Equity Residential Properties Trust              105,024
            14,833  Host Marriott Corp.                              167,613
             2,219  Simon Property Group, Inc.                        81,748
                                                       -------------------------
                                                                     500,791
                                                       -------------------------

RESTAURANTS - 2.5%
               209  AFC Enterprises Inc.(1)                            6,518
             3,313  Applebee's International Inc.                     75,387
             2,386  Aramark Corp.(1)                                  59,531
               579  Bob Evans Farms, Inc.                             18,184
             1,473  Buca, Inc.(1)                                     28,053
             1,205  CEC Entertainment Inc.(1)                         49,767
               110  Lone Star Steakhouse & Saloon, Inc.                2,593
            10,824  McDonald's Corp.                                 307,942
             3,734  Outback Steakhouse, Inc.(1)                      131,063
             2,966  Wendy's International, Inc.                      118,136
                                                       -------------------------
                                                                     797,174
                                                       -------------------------

SECURITIES & ASSET MANAGEMENT - 0.7%
               870  Affiliated Managers Group Inc.(1)                 53,505
             1,770  Alliance Capital Management
                       Holding L.P.                                   60,623
               427  Goldman Sachs Group, Inc. (The)                   31,320
             1,364  Merrill Lynch & Co., Inc.                         55,242
               498  Morgan Stanley Dean Witter & Co.                  21,454
                                                       -------------------------
                                                                     222,144
                                                       -------------------------

SEMICONDUCTOR - 0.6%
             5,910  Intel Corp.                                      108,005
             5,343  Taiwan Semiconductor
                       Manufacturing Co. Ltd. ADR(1)                  69,459
             2,557  United Microelectronics
                       Corporation ADR(1)                             18,794
                                                       -------------------------
                                                                     196,258
                                                       -------------------------

See Notes to Financial Statements            www.americancentury.com      7

VP Ultra--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

JUNE 30, 2002 (UNAUDITED)

Shares                                                                Value
--------------------------------------------------------------------------------

SPECIALTY STORES - 2.1%
             1,787  AutoNation, Inc.(1)                              $25,912
               389  Bed Bath & Beyond Inc.(1)                         14,683
             2,528  BJ's Wholesale Club Inc.(1)                       97,329
               398  Hollywood Entertainment Corp.(1)                   8,237
            10,062  Home Depot, Inc.                                 369,576
                65  Movie Gallery, Inc.(1)                             1,376
             1,874  Rent-A-Center Inc.(1)                            108,289
               591  Sonic Automotive Inc.(1)                          15,218
             1,176  Zale Corp.(1)                                     43,042
                                                        ------------------------
                                                                     683,662
                                                        ------------------------

TELEPHONE - 1.5%
             3,100  BellSouth Corp.                                   97,650
             4,297  Citizens Communications Company(1)                35,923
            11,308  SBC Communications Inc.                          344,894
                                                        ------------------------
                                                                     478,467
                                                        ------------------------

THRIFTS - 2.0%
            17,255  Washington Mutual, Inc.                          640,333
                                                        ------------------------

TOBACCO - 2.4%
             1,428  Loews Corp - Carolina Group                       38,627
            15,321  Philip Morris Companies Inc.                     669,222
             1,349  UST Inc.                                          45,866
                                                        ------------------------
                                                                     753,715
                                                        ------------------------

Shares                                                               Value
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATIONS - 0.7%
             8,234  QUALCOMM Inc.(1)                                $226,311
                                                       -------------------------

TOTAL COMMON STOCKS                                               30,867,363
                                                       -------------------------
  (Cost $32,874,571)
================================================================================

 TEMPORARY CASH INVESTMENTS - 3.1%

    Repurchase Agreement, State Street Corp.,
       (U.S. Treasury obligations), in a joint trading
       account at 1.85%, dated 6/28/02,
       due 7/1/02 (Delivery value $1,000,154)                      1,000,000
                                                       -------------------------
  (Cost $1,000,000)

TOTAL INVESTMENT SECURITIES - 100.0%                             $31,867,363
                                                       =========================
  (Cost $33,874,571)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1) Non-income producing.

(2) Category is less than 0.05% of total investment securities.

 8          1-800-345-6488                   See Notes to Financial Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

JUNE 30, 2002 (UNAUDITED)

 ASSETS

Investment securities, at value (cost of $33,874,571) (Note 3) .   $ 31,867,363
Cash ...........................................................        249,639
Receivable for investments sold ................................        800,146
Dividends and interest receivable ..............................         37,255
                                                                   ------------
                                                                     32,954,403
                                                                   ------------

 LIABILITIES

Payable for investments purchased ..............................        895,104
Accrued management fees (Note 2) ...............................         26,900
Distribution fees payable (Note 2) .............................            144
                                                                   ------------
                                                                        922,148
                                                                   ------------
Net Assets .....................................................   $ 32,032,255
                                                                   ============

 NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) ........................   $ 37,083,342
Undistributed net investment income ............................         25,437
Accumulated net realized loss on investment transactions .......     (3,069,316)
Net unrealized depreciation on investments (Note 3) ............     (2,007,208)
                                                                   ------------
                                                                   $ 32,032,255
                                                                   ============

Class I, $0.01 Par Value
Net assets .....................................................   $ 31,337,294
Shares outstanding .............................................      3,749,729
Net asset value per share ......................................   $       8.36

Class II, $0.01 Par Value
Net assets .....................................................   $    694,460
Shares outstanding .............................................         83,116
Net asset value per share ......................................   $       8.36

Class III, $0.01 Par Value
Net assets .....................................................   $        501
Shares outstanding .............................................             60
Net asset value per share ......................................   $       8.35

See Notes to Financial Statements
See Glossary for a Definition of the Table    www.americancentury.com      9

Statement of Operations
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

 INVESTMENT INCOME

Income:
Dividends ....................................................      $   173,489
Interest .....................................................           11,746
                                                                    -----------
                                                                        185,235
                                                                    -----------

Expenses (Note 2):
Management fees ..............................................          158,326
Distribution fees - Class II .................................              223
Directors' fees and expenses .................................              131
                                                                    -----------
                                                                        158,680
                                                                    -----------

Net investment income ........................................           26,555
                                                                    -----------

 REALIZED AND UNREALIZED LOSS (NOTE 3)

Net realized loss on investment transactions .................       (2,130,647)
Change in net unrealized depreciation on investments .........       (2,214,925)
                                                                    -----------

Net realized and unrealized loss .............................       (4,345,572)
                                                                    -----------

Net Decrease in Net Assets Resulting from Operations .........      $(4,319,017)
                                                                    ===========

                                            See Notes to Financial Statements
 10          1-800-345-6488        See Glossary for a Definition of the Table

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

 SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED) AND PERIOD ENDED DECEMBER 31, 2001

Increase in Net Assets

                                                      2002              2001(1)
                                                      ----              -------

 OPERATIONS

Net investment income ......................     $     26,555      $     11,408
Net realized loss ..........................       (2,130,647)         (939,653)
Change in net unrealized
   appreciation (depreciation) .............       (2,214,925)          207,717
                                                 ------------      ------------

Net decrease in net assets
   resulting from operations ...............       (4,319,017)         (720,528)
                                                 ------------      ------------

 DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:
  Class I ..................................          (11,542)             --
  Class II .................................             --                --
  Class III ................................             --                --
                                                 ------------      ------------

Decrease in net assets
   from distributions ......................          (11,542)             --
                                                 ------------      ------------

 CAPITAL SHARE TRANSACTIONS (Note 4)

Net increase in net assets
   from capital share transactions .........        5,562,098        31,521,244
                                                 ------------      ------------

Net increase in net assets .................        1,231,539        30,800,716
                                                                   ============
 NET ASSETS

Beginning of period ........................       30,800,716              --
                                                 ------------      ------------

End of period ..............................     $ 32,032,255      $ 30,800,716
                                                 ============      ============

Undistributed net
   investment income .......................     $     25,437      $     10,424
                                                 ============      ============

(1)  May 1, 2001 (inception) through December 31, 2001.

See Notes to Financial Statements
See Glossary for a Definition of the Table    www.americancentury.com      11

Notes to Financial Statements
--------------------------------------------------------------------------------

JUNE 30, 2002 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Variable Portfolios, Inc., (the
corporation) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. VP Ultra Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is to seek capital growth by investing primarily in equity securities. The following significant accounting policies are in accordance with accounting principles generally accepted in the
United States of America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The fund is authorized to issue the following classes of shares: Class I, Class II, and Class III. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of Class II and Class III commenced on May 1, 2002 and May 13, 2002, respectively.

    SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively. There were no open futures contracts at June 30, 2002.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are generally declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts.

    At December 31, 2001, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $536,838 (expiring in 2009), which may be used to offset future taxable gains.

    The fund has elected to treat $45,461 of net capital losses incurred in the two-month period ended December 31, 2001, as having been incurred in the following fiscal year for federal income tax purposes.

 12      1-800-345-6488

Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

JUNE 30, 2002 (UNAUDITED)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

    MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each class's pro rata share of the fund's average daily closing net assets during the previous month. The annual management fee schedule for each class of the fund is as follows:

                                    CLASS I        CLASS II         CLASS III
                                    -------        --------         ---------

 FUND AVERAGE NET ASSETS
First $20 billion ................. 1.00%           0.90%             1.00%
Over $20 billion .................. 0.95%           0.85%             0.95%

    The effective annual management fee for the period ended June 30, 2002 was
1.00%, 0.90%, and 1.00% for Class I, Class II, and Class III, respectively.

    DISTRIBUTION FEES -- The Board of Directors has adopted the Master
Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940
Act. The plan provides that Class II will pay American Century Investment
Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed daily and paid monthly based on the Class II average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of Class
II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended June 30, 2002, are detailed in the Statement of Operations.

    RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation 's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation 's transfer agent, American Century Services Corporation.

    During the six months ended June 30, 2002, the fund invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement with JPM (see Note 5).

3. INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2002, were $22,308,676 and
$17,019,959, respectively.

    At June 30, 2002, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Gross Appreciation ........................................       $1,042,797
Gross Depreciation ........................................       (3,406,707)
                                                             -------------------
Net .......................................................      $(2,363,910)
                                                             ===================
Federal Tax Cost ..........................................      $34,231,273
                                                             ===================

  The difference between book-basis and tax-basis unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

                                              www.americancentury.com      13

Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

JUNE 30, 2002 (UNAUDITED)

4. CAPITAL SHARE TRANSACTIONS

   Transactions in shares of the fund were as follows:

                                                   SHARES             AMOUNT
                                                   ------             ------

CLASS I

Shares Authorized ........................       200,000,000
                                                 ============
Six months ended June 30, 2002
Sold .....................................           917,125       $  8,433,850
Issued in reinvestment
   of distributions ......................             1,207             11,542
Redeemed .................................          (401,428)        (3,645,710)
                                                ------------       ------------
Net increase .............................           516,904       $  4,799,682
                                                ============       ============

Period ended December 31, 2001(1)
Sold .....................................         3,303,016       $ 32,145,501
Redeemed .................................           (70,191)          (624,257)
                                                ------------       ------------
Net increase .............................         3,232,825       $ 31,521,244
                                                ============       ============

 CLASS II
Shares Authorized ........................       100,000,000
                                                ============
Period ended June 30, 2002(2)
Sold .....................................            84,317       $    772,560
Redeemed .................................            (1,201)           (10,693)
                                                ------------       ------------
Net increase .............................            83,116       $    761,867
                                                ============       ============

 CLASS III
Shares Authorized ........................       100,000,000
                                                ============
Period ended June 30, 2002(3)
Sold .....................................                60       $        549
                                                ============       ============

(1)  May 1, 2001 (inception) through December 31, 2001.

(2)  May 1, 2002 (commencement of sale) through June 30, 2002.

(3)  May 13, 2002 (commencement of sale) through June 30, 2002.

5. BANK LOANS

    The fund, along with certain other funds managed by ACIM, has a $650,000,000 unsecured bank line of credit agreement with JPM. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months ended June 30, 2002.

 14      1-800-345-6488

VP Ultra--Financial Highlights
--------------------------------------------------------------------------------

                       FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                            Class I
                                                   2002(1)            2001(2)
================================================================================
 PER-SHARE DATA

Net Asset Value, Beginning of Period ......        $9.53              $10.00
                                             ---------------     ---------------
Income From Investment Operations
   Net Investment Income ..................         0.01(3)               --(4)
   Net Realized and Unrealized Loss .......        (1.18)              (0.47)
                                             ---------------     ---------------
   Total From Investment Operations .......        (1.17)              (0.47)
                                             ---------------     ---------------
Distributions
   From Net Investment Income .............         --(4)                --
                                             ---------------     ---------------
Net Asset Value, End of Period ............        $8.36               $9.53
                                             ===============     ===============
Total Return(5) ...........................       (12.24)%             (4.70)%
================================================================================
 RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
   to Average Net Assets ..................       1.00%(6)            1.00%(6)
Ratio of Net Investment Income
   to Average Net Assets ..................       0.17%(6)            0.16%(6)
Portfolio Turnover Rate ...................           55%                 48%
Net Assets, End of Period (in thousands) ..       $31,337             $30,801

(1)  Six months ended June 30, 2002 (unaudited).

(2)  May 1, 2001 (inception) through December 31, 2001.

(3)  Computed using average shares outstanding throughout the period.

(4)  Per-share amount was less than $0.005.

(5)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6)  Annualized.

See Notes to Financial Statements
See Glossary for a Definition of the Table    www.americancentury.com      15

VP Ultra--Financial Highlights
--------------------------------------------------------------------------------

                        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                                     Class II
                                                                      2002(1)
================================================================================
 PER-SHARE DATA

Net Asset Value, Beginning of Period ..........................        $9.16
                                                                 ---------------
Income From Investment Operations
   Net Investment Income(2) ...................................         0.01
    Net Realized and Unrealized Loss ..........................        (0.81)
                                                                 ---------------
   Total From Investment Operations ...........................        (0.80)
                                                                 ---------------
Net Asset Value, End of Period ................................        $8.36
                                                                 ===============
   Total Return(3) ............................................        (8.73)%
================================================================================
 RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ..............      1.15%(4)
Ratio of Net Investment Income to Average Net Assets ...........      0.46%(4)
Portfolio Turnover Rate ........................................        55%(5)
Net Assets, End of Period (in thousands) .......................         $694

(1)  May 1, 2002 (commencement of sale) through June 30, 2002 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the six months ended June 30, 2002.

                                            See Notes to Financial Statements
 16          1-800-345-6488        See Glossary for a Definition of the Table

VP Ultra--Financial Highlights
--------------------------------------------------------------------------------

                        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                                     Class III
                                                                      2002(1)
================================================================================
 PER-SHARE DATA

Net Asset Value, Beginning of Period ..........................        $9.08
                                                                 ---------------
Income From Investment Operations
   Net Investment Income(2) ...................................         0.01
   Net Realized and Unrealized Loss ...........................        (0.74)
                                                                 ---------------
   Total From Investment Operations ...........................        (0.73)
                                                                 ---------------
Net Asset Value, End of Period ................................        $8.35
                                                                 ===============
   Total Return(3) ............................................        (8.04)%
================================================================================
 RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ..............      1.00%(4)
Ratio of Net Investment Income to Average Net Assets ...........      0.58%(4)
Portfolio Turnover Rate ........................................        55%(5)
Net Assets, End of Period ......................................         $501

(1)  May 13, 2002 (commencement of sale) through June 30, 2002 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the six months ended June 30, 2002.

See Notes to Financial Statements
See Glossary for a Definition of the Table    www.americancentury.com      17

Share Class Information
--------------------------------------------------------------------------------

    Three classes of shares are authorized for sale by the fund: Class I, Class
II and Class III.

    Class I shares are sold through insurance company separate accounts. Class I shareholders do not pay any commissions or other fees to American Century for purchase of fund shares.

    Class II shares are sold through insurance company separate accounts. Class
II shares are subject to a 0.25% Rule 12b-1 distribution fee, which is available to pay for distribution services provided by the financial intermediary through which the Class II shares are purchased. The total expense ratio of Class II shares is higher than the total expense ratio of the Class I shares.

    Class III shares are sold through insurance company separate accounts. Class
III shareholders do not pay any commissions or other fees to American Century for purchase of fund shares. However, Class III shares have a 1.0% redemption fee for shares that are redeemed or exchanged within 60 days of purchase.

    All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences. Because all shares of the fund are sold through insurance company separate accounts, additional fees may apply.

 18      1-800-345-6488

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     The philosophy behind American Century's Variable Portfolios aggressive growth funds focuses on three important  principles. Chiefly, the funds seek to own companies whose earnings and revenues are growing at accelerating rates. In addition, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of these opportunities may significantly limit potential for gain. Of course, remaining fully invested also means the funds may experience greater losses in market downturns. Finally,
American Century Variable Portfolios funds are managed by teams rather than by one "star" manager. We believe this enables us to make better, more consistent management decisions.

     In addition to these principles, each fund has its own investment policies:
VP ULTRA generally invests in the securities of larger companies that exhibit accelerating growth. It typically will have significant price fluctuations.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 INDEX is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

     The NASDAQ COMPOSITE is a market capitalization, price-only index that reflects the aggregate performance of domestic common stocks traded on the regular Nasdaq market, as well as national market system-traded foreign common stocks and American Depositary Receipts. It is considered to represent the performance of smaller-capitalization and growth-oriented U.S. stocks generally.

     The S&P MIDCAP 400 is the medium capitalization sector of the U.S. market.
Created by Standard & Poor's, it is considered to represent the performance of mid-cap stocks generally.

     The RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies. The average market capitalization of the index is approximately $420 million.

[RIGHT MARGIN]

PORTFOLIO MANAGERS

  VP Ultra
       JIM STOWERS III
       BRUCE WIMBERLY
       JOHN SYKORA, CFA
       JERRY SULLIVAN

                                              www.americancentury.com      19

Glossary
--------------------------------------------------------------------------------

RETURNS

*   TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

*   AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial
Highlights" on pages 15-17.

INVESTMENT TERMS

*   MEDIAN MARKET CAPITALIZATION -- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

*   WEIGHTED AVERAGE MARKET CAPITALIZATION -- average market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

*   NUMBER OF HOLDINGS -- the number of securities, excluding temporary investments, held by a fund on a given date.

*   PORTFOLIO TURNOVER -- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

*   PRICE/BOOK RATIO -- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

*   PRICE/EARNINGS (P/E) RATIO -- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's
P/E ratio is in proportion to the percentage of the fund that the company represents.

TYPES OF STOCKS

*   BLUE CHIP STOCKS -- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.
Examples include General Electric and Coca-Cola.

*   CYCLICAL STOCKS -- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

*   GROWTH STOCKS -- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

*   LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $9.9 billion. This is Lipper's market capitalization breakpoint as of June
30, 2002, although it may be subject to change based on market fluctuations. The
Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

*   MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $2.4 billion and $9.9 billion. This is Lipper's market capitalization breakpoint as of June 30, 2002, although it may be subject to change based on market fluctuations. The S&P MidCap 400 Index and Russell 2500 Index generally consist of stocks in this range.

*   SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.4 billion. This is Lipper's market capitalization breakpoint as of June
30, 2002, although it may be subject to change based on market fluctuations. The
S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

*   VALUE STOCKS -- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low
P/E ratios.

 20      1-800-345-6488

Glossary
--------------------------------------------------------------------------------

                                                                    (Continued)

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

*   GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price-fluctuation risk.

FINANCIAL STATEMENTS

*   STATEMENT OF ASSETS AND LIABILITIES -- breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

*   STATEMENT OF OPERATIONS -- shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend AND/OR interest income, fees and expenses, and investment gains or losses.

*   STATEMENT OF CHANGES IN NET ASSETS -- shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the STATEMENT
OF OPERATIONS), income and capital gain distributions, and shareholder investments and redemptions.

*   FINANCIAL HIGHLIGHTS -- itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and portfolio turnover (a gauge of the fund's trading activity).

                                              www.americancentury.com      21

Notes
--------------------------------------------------------------------------------

 22      1-800-345-6488

Notes
--------------------------------------------------------------------------------

                                              www.americancentury.com       23

Notes
--------------------------------------------------------------------------------

 24      1-800-345-6488

[inside back cover -- blank]

[back cover]

[photo of rowers]

Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and  convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to  conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

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P.O. BOX 419385
KANSAS CITY, MISSOURI 64141-6385

WWW.AMERICANCENTURY.COM

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES
1-800-345-6488

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-4360

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

--------------------------------------------------------------------------------

0208                                 American Century Investment Services, Inc.
SH-SAN-30721                      (c)2002 American Century Services Corporation

[front cover]

                      AMERICAN CENTURY VARIABLE PORTFOLIOS
                               Semiannual Report

[graphic of men rowing]

[graphic of mountain chart]

VP Value

June 30, 2002

[american century logo and text logo (reg. sm)]

   Market Perspective .....................................................    1
VP VALUE

FINANCIAL STATEMENTS
   Statement of Assets and
   Liabilities ............................................................    7
   Statement of Operations ................................................    8
   Statement of Changes
   in Net Assets ..........................................................    9
   Notes to Financial
   Statements .............................................................   10
   Financial Highlights ...................................................   14
OTHER INFORMATION
   Share Class Information ................................................   17
   Background Information
      Investment Philosophy

Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
[Photo of Mark Mallon]

Mark Mallon, chief investment officer, specialty, asset allocation, and growth and income equities

     In a troubled period that included one of the worst second quarters in the history of the U.S. stock market, the S&P 500 Index slumped 13.16% for the six months ending June 30, 2002. The Lipper Multi-Cap Value Index, which represents a broad range of stocks with value characteristics, posted a decline of 8.32%.

     The period opened with confidence that the economy was recovering, leading investors to bet that corporate profits would soon follow. Though the economy gained strength in 2002, a strong profit rebound did not materialize and share prices faltered. That trend accelerated in the second quarter, as investors were bombarded with earnings disappointments and mounting allegations of corporate malfeasance that drove the S&P 500 down more than 7% in June alone. When we closed our six-month books, the S&P 500 and the Nasdaq Composite were approaching their lows immediately following September 11.

VALUE RULED, SMALLER STOCKS LED

     The nation's increase in industrial output aided basic materials and transportation stocks, as investors anticipated rising factory demand for chemicals and packaging, and more freight services to get products to market.
Rising oil prices helped energy shares. But corporate executives were more cautious than investors, and their restrained spending on capital expenditures frustrated companies that produce computer hardware and software, industrial parts, heavy electrical equipment, and related commercial and industrial services.

     As a result, investors rotated toward consumer non-cyclical firms, particularly food and beverage producers, whose revenue streams are less affected by economic shifts. One traditionally defensive sector, health care, suffered due to expiring drug patents and a paucity of profitable new therapies at large pharmaceuticals.

     Investors increasingly sought both strong fundamentals and solid earnings at reasonable prices, creating an environment that ultimately favored smaller value-oriented stocks over their larger counterparts. While the large-
capitalization S&P 500/BARRA Value Index was down 9.46% for the six months ending June 30, the S&P MidCap 400/BARRA Value Index, representing mid-cap stocks, gained 3.47%. The S&P SmallCap 600/BARRA Value Index, typifying smaller value-oriented companies, was up 5.47%.

GOING FORWARD

     Currently, many larger stocks remain richly valued, and many smaller-cap stocks are no longer cheap after several quarters of strong relative performance. Corporate governance and accounting issues have made investors wary of the quality of financial statements, and those concerns may continue to weigh on the market.

     However,  the economy is growing again after only one quarter of contraction, U.S. interest rates remain near 40-year lows, and productivity and manufacturing are showing new strength. Consumer spending remains steady and cost cutting is improving corporate profit margins.

     Added up, we think the volatility of the current environment could continue, favoring the conservative, price-sensitive approach used in the management of VP Value. For our part, we will continue to apply our disciplined, value-based methodologies to find those high-quality businesses that can be purchased at an attractive discount to their normal prices.

MARKET RETURNS
FOR THE SIX MONTHS ENDED JUNE 30, 2002
S&P 500/BARRA VALUE               -9.46%
S&P MIDCAP 400/BARRA VALUE         3.47%
S&P 600/BARRA VALUE                5.47%

Source: Lipper Inc.

These indices represent the performance
of large-, medium-, and small-capitalization stocks.

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED JUNE 30, 2002

                                                  www.americancentury.com    1

VP Value--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF JUNE 30, 2002

CLASS I (INCEPTION 5/1/96)
                                                      LIPPER
                                                     MULTI-CAP
                         VP VALUE       S&P 500        VALUE
6 MONTHS(1) ............. 3.91%         -13.16%       -8.32%
1 YEAR .................. 1.12%         -17.99%      -10.89%
AVERAGE ANNUAL RETURNS
3 YEARS ................. 3.93%          -9.18%       -1.43%
5 YEARS ................. 8.17%           3.66%        4.79%
LIFE OF PORTFOLIO ...... 10.83%           8.56%        8.34%

CLASS II (INCEPTION 8/14/01)
                                                       LIPPER
                                                     MULTI-CAP
                         VP VALUE       S&P 500        VALUE
6 MONTHS(1) ............ -3.97%         -13.16%       -8.32%
1 YEAR .................  --              --            --
AVERAGE ANNUAL RETURNS
3 YEARS ................  --              --            --
5 YEARS ................  --              --            --
LIFE OF PORTFOLIO .....  -0.63%(1)    -15.20%(1)(2)   -9.58%(1)(2)

CLASS III (INCEPTION 5/6/02)
                                                      LIPPER
                                                     MULTI-CAP
                         VP VALUE       S&P 500        VALUE
6 MONTHS(1) ............    --            --            --
1 YEAR .................    --            --            --
AVERAGE ANNUAL RETURNS
3 YEARS ................    --            --            --
5 YEARS ................    --            --            --
LIFE OF PORTFOLIO ...... -2.75%(1)      -8.48%(1)(3)  -8.60%(1)(3)

(1)  Returns for periods less than one year are not annualized.
(2)  Since 8/16/01 the date nearest the class's inception for which data are available.
(3)  Since 5/02/02 the date nearest the class's inception for which data are available.
See page 17-19 for information about share classes, the Lipper Multi-Cap Value
Index, and returns.
The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the separate account prospectus for a discussion of the charges related to the insurance contracts.

GROWTH OF $10,000 OVER LIFE OF PORTFOLIO

The graph at left shows the growth of a $10,000 investment over the life of the portfolio, while the graph below shows the portfolio's year-by-year performance. The indices are provided for comparison. VP Value's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graphs are based on Class I shares; performance for other share classes will vary due to differences in fee structure. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of shares. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER OR LIFE OF PORTFOLIO (PERIODS ENDED JUNE 30)

* From 5/1/96 to 6/30/96. Not annualized.

2      1-800-345-6488

VP Value--Performance Review
--------------------------------------------------------------------------------
[Photo of Phil Davidson and Scott Moore]

An interview with Phil Davidson (left) and Scott Moore, portfolio managers on the VP Value investment team.

      We are pleased with VP Value's strong performance during a period that was difficult for many stocks. The portfolio declined 3.91%* during the six months ending June 30, 2002, but far outperformed the 8.32% decline posted by its benchmark, the Lipper Multi-Cap Value Index, for the same period. The S&P 500
Index, representative of the broad market, declined 13.16% during the six months.

      As is discussed in the Market Perspective on page 1, the period covered by this report was challenging. Investors struggled to make headway in a market environment characterized by lukewarm corporate profits, unfulfilled forecasts and, more recently, heightened investor concern about corporate accounting practices spawned by the collapse of energy-trading giant Enron in late
2001--which unfortunately proved to be the first in a string of similar accounting scandals. As the period progressed, signs of economic recovery were somewhat slower to materialize than anticipated, and investor anxiety continued
unabated. In this environment, many investors determined that many stocks were too pricey and correspondingly sought the relative safety and more predictable earnings of value-oriented firms.

      A market climate such as this may sound ideal for investors looking for value, and in many respects that was the case. Value opportunities--high-quality firms selling at prices below their fair market value--have indeed been available. Nonetheless, careful stock selection continues to be a key component of successful investment management, regardless of how the market is behaving.

POCKETS OF OPPORTUNITY

      Basic materials --a classic value haven--contributed the most to VP
Value's performance during the period. The greatest gains in this sector were delivered by chemicals firms, a group that generally benefited as investors demonstrated their preference for reasonably priced firms with predictable earnings prospects. Standout performers included Air Products and Chemicals, an industrial gas supplier, and Minnesota Mining and Manufacturing Co., a global supplier of chemical products and adhesives. Both firms are longtime holdings that have contributed significantly in previous periods as well.

      Energy stocks, an area of moderate exposure for the portfolio, also contributed, especially when escalating tension in the Middle East pushed oil prices up dramatically. Our overweight stake and emphasis on higher quality names, such as BP PLC and Royal Dutch Petroleum, translated into significant gains for the fund.

      Electrical utilities also fared well during the period, adding significantly to the portfolio's bottom line. This

[right margin]

PORTFOLIO AT A GLANCE
                                                       AS OF 6/30/02
NET ASSETS                                            $1.7 BILLION(1)
                                                 6/30/02          12/31/01
NO. OF HOLDINGS                                   74                75
P/E RATIO                                        26.6              22.2
MEDIAN MARKET                                    $6.84             $7.30
   CAPITALIZATION                               BILLION           BILLION
WEIGHTED AVERAGE                                 $39.4             $34.5
   MARKET CAPITALIZATION                        BILLION           BILLION
PORTFOLIO TURNOVER                              44%(2)            174%(3)

(1)    Includes all classes.
(2)    Six months ended 6/30/02.
(3)    Year ended 12/31/01.

TYPES OF INVESTMENTS IN THE PORTFOLIO
                                                           AS OF JUNE 30, 2002
U.S. COMMON STOCKS & FUTURES                                     94.2%
FOREIGN COMMON STOCKS                                             5.7%
--------------------------------------------------------------------------------
   TOTAL EQUITY EXPOSURE                                         99.9%
TEMPORARY CASH INVESTMENTS                                        0.1%

Investment terms are defined in the Glossary on pages 19-20.

* All portfolio returns referenced in this review are for Class I shares.

                                                  www.americancentury.com     3

VP Value--Performance Review
--------------------------------------------------------------------------------
                                                                    (Continued)

classic value group was boosted as investors rediscovered the sector's consistent growth opportunities, dependable earnings and attractive yields. Top contributors in this group were Wisconsin Energy Corp. and FPL Group, Inc., both of which have been strong performers in the past.

     Financials, VP Value's largest sector stake, also added to returns.
Virtually all industries comprising this sector flourished in the wake of the
Federal Reserve's series of rate cuts last year, but bank holdings and property and casualty insurers delivered the bulk of performance. A top performer among banks was First Virginia, which is enjoying continued strong levels of profitability. In the insurance arena, the standout performer was Allstate
Corporation. We believe the operating environment for both firms will continue to be favorable and are sitting tight.

SMALL POCKETS OF UNDERPERFORMANCE

     VP Value generally fared well in the telecommunications sector.
Nonetheless, one holding, Sprint Corportion, weighed on performance. The firm has been fighting an uphill battle since mid-2000, when investors reacted negatively to the company's failed merger with WorldCom. Increasing competition in the long- distance market has put additional pressure on the firm. Given these difficulties, we have removed this stock from the portfolio.

     Healthcare and technology, relatively smaller areas of concentration for VP
Value, also weighed on performance. Although the medical providers and services industry produced several of VP Value's top stocks during the period--HMO
Anthem, Inc. and hospital company HCA, Inc.--drug companies, which represented most of the portfolio's healthcare exposure, detracted from returns. Our greatest disappointment in this arena was pharmaceutical giant Bristol Myers
Squibb, a fundamentally sound firm whose earnings have slowed due to what we believe are transitory problems associated with its product pipeline and inventory reduction.

     At the same time, many holdings within the diverse technology sector struggled as the U.S. economy continued to wade through a slow and painful recovery, ultimately detracting from performance. In fact, the only bright spots in this arena in recent months were defense firms Rockwell Collins and Raytheon.

STAYING THE COURSE

     We remain optimistic about the months ahead, although volatility may continue to be an issue. Downbeat corporate earnings, conflicting economic indicators, and anxiety about corporate accounting practices continue to plague the markets, but we also have begun to see the first tangible signs of economic recovery--including expanding manufacturing, strong consumer spending and increasing investor confidence. Such an environment bodes well for the value-oriented firms we seek for VP Value's portfolio--seasoned, well-managed and fundamentally sound firms that are trading at a discount. We believe these offer significant potential for attractive returns over the long term.

[left margin]

TOP TEN HOLDINGS

                                                 % OF FUND INVESTMENTS
                                                AS OF              AS OF
                                               6/30/02            12/31/01
FIRST VIRGINIA
     BANKS, INC.                               3.4%                3.4%
KIMBERLY-CLARK CORP.                           3.3%                0.6%
BP PLC ADR                                     3.1%                3.5%
MARTIN MARIETTA
     MATERIALS, INC.                           3.1%                3.1%
EXXON MOBIL CORP.                              3.0%                1.5%
ALLSTATE CORP.                                 2.8%                2.6%
EMERSON ELECTRIC CO.                           2.8%                2.7%
WASTE
     MANAGEMENT, INC.                          2.7%                2.9%
3M CO.                                         2.7%                2.2%
INTERNATIONAL BUSINESS
     MACHINES CORP.                            2.6%                 --

TOP FIVE INDUSTRIES
                                                  % OF FUND INVESTMENTS
                                                 AS OF           AS OF
                                                6/30/02          12/31/01
ENERGY RESERVES
     & PRODUCTION                               9.1%                6.4%

BANKS                                           6.5%                4.9%

CHEMICALS                                       6.0%                5.4%

TELEPHONE                                       5.8%                8.3%

PROPERTY & CASUALTY
     INSURANCE                                  5.4%                4.3%

4         1-800-345-6488

VP Value--Schedule of Investments
--------------------------------------------------------------------------------
JUNE 30, 2002 (UNAUDITED)

Shares                                                          Value
--------------------------------------------------------------------------------
COMMON STOCKS - 91.5%

AIRLINES -- 0.1%
   121,700  Southwest Airlines Co.                       $    1,966,672
                                                    ---------------------------
BANKS -- 6.5%
   1,079,400  First Virginia Banks, Inc.                     57,877,428
     704,800  Marshall & Ilsley Corp.                        21,440,016
     460,400  SunTrust Banks, Inc.                           31,178,288
                                                      ---------------------------
                                                            110,495,732
                                                      ---------------------------
CHEMICALS - 6.0%
   373,200  3M Co.                                           45,903,600
   675,100  Air Products & Chemicals, Inc.                   34,072,297
   439,000  Minerals Technologies Inc.                       21,651,480
                                                    ---------------------------
                                                            101,627,377
                                                    ---------------------------
COMPUTER HARDWARE &
BUSINESS MACHINES - 3.0%
   400,700  Avocent Corp.(1)                                  6,389,162
   621,600  International Business Machines Corp.            44,755,200
                                                    ---------------------------
                                                             51,144,362
                                                    ---------------------------
CONSTRUCTION & REAL PROPERTY - 3.6%
     222,800  Fluor Corporation                               8,678,060
   1,333,100  Martin Marietta Materials, Inc.                51,990,900
                                                    -----------------------------
                                                             60,668,960
                                                    -----------------------------
CONSUMER DURABLES - 1.3%
    64,300  Carlisle Companies, Inc.                          2,892,214
   804,000  Miller (Herman), Inc.                            16,317,180
    41,500  Whirlpool Corp.                                   2,712,440
                                                    ---------------------------
                                                             21,921,834
                                                    ---------------------------
DEFENSE/AEROSPACE - 2.3%
   353,500  Raytheon Company                                 14,405,125
   918,000  Rockwell Collins                                 25,171,560
                                                    ---------------------------
                                                             39,576,685
                                                    ---------------------------
DEPARTMENT STORES - 1.8%
   785,100  Federated Department Stores, Inc.(1)             31,168,470
                                                    ---------------------------
DRUGS - 4.6%
     532,300  Abbott Laboratories                            20,041,095
   1,709,800  Bristol-Myers Squibb Co.                       43,941,860
     576,843  Watson Pharmaceuticals, Inc.(1)                14,576,823
                                                      ---------------------------
                                                             78,559,778
                                                      ---------------------------
ELECTRICAL EQUIPMENT - 2.1%
   780,400  AVX Corporation                                  12,743,932
   600,600  CommScope, Inc.(1)                                7,507,500
   669,800  Littelfuse, Inc.(1)                              15,462,333
                                                    ---------------------------
                                                             35,713,765
                                                    ---------------------------
ELECTRICAL UTILITIES - 3.8%
   268,700  Ameren Corp.                                     11,556,787
   582,200  FPL Group, Inc.                                  34,926,178
   689,200  Wisconsin Energy Corp.                           17,416,084
                                                    ---------------------------
                                                             63,899,049
                                                    ---------------------------

Shares                                                         Value
-------------------------------------------------------------------------------
ENERGY RESERVES & PRODUCTION - 9.1%
   1,040,400  BP Plc ADR                              $       52,529,796
     171,000  Burlington Resources, Inc.                       6,498,000
     279,100  ChevronTexaco Corp.                             24,700,350
   1,264,100  Exxon Mobil Corp.                               51,726,972
     338,853  Royal Dutch Petroleum Co.
                 New York Shares                              18,728,405
                                                   -----------------------------
                                                             154,183,523
                                                   -----------------------------
ENVIRONMENTAL SERVICES - 2.7%
   1,775,800  Waste Management, Inc.                          46,259,590
                                                   -----------------------------
FINANCIAL SERVICES - 1.2%
   167,700  MBIA Inc.                                          9,480,081
   125,100  Student Loan Corp. (The)                          10,363,284
                                                   ---------------------------
                                                              19,843,365
                                                   ---------------------------
FOOD & BEVERAGE - 2.7%
   1,541,300  Campbell Soup Company                           42,632,358
      67,100  Heinz (H.J.) Co.                                 2,757,810
                                                  -----------------------------
                                                              45,390,168
                                                  -----------------------------
FOREST PRODUCTS & PAPER - 0.8%
   253,400  Bowater Inc.                                      13,777,358
                                                  ---------------------------
GAS & WATER UTILITIES - 3.2%
   1,365,600  AGL Resources Inc.                              31,968,696
     885,300  WGL Holdings Inc.                               23,017,800
                                                  -----------------------------
                                                              54,986,496
                                                  -----------------------------
GROCERY STORES - 0.4%
   313,490  Koninklijke Ahold NV ADR                           6,583,290
                                                  ---------------------------
HEAVY ELECTRICAL EQUIPMENT - 5.4%
   1,094,279  American Power Conversion Corp.(1)              13,815,272
     163,900  Crane Co.                                        4,156,504
     742,122  Dover Corp.                                     25,974,270
     883,900  Emerson Electric Co.                            47,297,489
                                                  -----------------------------
                                                              91,243,535
                                                  -----------------------------
HEAVY MACHINERY - 0.4%
   143,500  Caterpillar Inc.                                   7,024,325
                                                   ---------------------------
HOME PRODUCTS - 5.2%
   780,522  Clorox Company                                    32,274,585
   890,600  Kimberly-Clark Corp.                              55,217,200
                                                   ---------------------------
                                                              87,491,785
                                                   ---------------------------
INDUSTRIAL PARTS - 0.9%
   246,000  Mettler-Toledo International, Inc.(1)              9,070,020
   198,500  York International Corp.                           6,707,315
                                                   ---------------------------
                                                              15,777,335
                                                   ---------------------------
INFORMATION SERVICES - 0.1%
   23,800  ADVO, Inc.(1)                                         919,870
                                                   --------------------------
LIFE & HEALTH INSURANCE - 1.2%
   678,100  MetLife, Inc.                                     19,529,280
                                                   --------------------------
MEDICAL PRODUCTS & SUPPLIES - 1.8%
   305,900  Beckman Coulter Inc.                              15,264,410
   571,900  Waters Corp.(1)                                   15,269,730
                                                   ---------------------------
                                                              30,534,140
                                                   ---------------------------

See Notes to Financial Statements          www.americancentury.com       5

VP Value--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 2002 (UNAUDITED)

Shares                                                       Value
--------------------------------------------------------------------------------
MEDICAL PROVIDERS & SERVICES - 0.3%
   218,300  Orthodontic Centers of America(1)          $    5,007,802
                                                      -----------------------
MOTOR VEHICLES & PARTS - 0.6%
   396,000  Toyota Motor Corp. ORD                         10,518,983
                                                      -----------------------
OIL SERVICES - 0.4%
   227,100  Diamond Offshore Drilling, Inc.                 6,472,350
                                                      -----------------------
PROPERTY & CASUALTY INSURANCE - 5.4%
   1,306,300  Allstate Corp.                               48,306,974
     382,200  Chubb Corp. (The)                            27,059,760
     287,600  Horace Mann Educators Corp.                   5,326,352
      73,900  MGIC Investment Corp.                         5,010,420
     351,469  Travelers Property Casualty Corp.(1)          6,221,001
                                                      -------------------------
                                                           91,924,507
                                                      -------------------------
PUBLISHING - 1.5%
   508,300  Dow Jones & Co., Inc.                          24,627,135
                                                      -----------------------
RAILROADS - 0.7%
   198,800  Union Pacific Corp.                            12,580,064
                                                      -----------------------
SECURITIES & ASSET MANAGEMENT - 4.1%
   770,200  Edwards (A.G.), Inc.                           29,937,674
   825,500  Merrill Lynch & Co., Inc.                      33,432,750
   199,800  T. Rowe Price Group Inc.                        6,568,425
                                                      -----------------------
                                                           69,938,849
                                                      -----------------------
SEMICONDUCTOR - 0.5%
   415,800  Vishay Intertechnology, Inc.(1)                 9,147,600
                                                      -----------------------
TELEPHONE - 5.8%
   1,196,837  BellSouth Corp.                              37,700,365
     359,800  CenturyTel Inc.                              10,614,100
     116,400  Commonwealth Telephone
                 Enterprise Inc.(1)                         4,683,354
   1,160,919  SBC Communications Inc.(2)                   35,408,030
     234,600  Verizon Communications                        9,419,190
                                                      -------------------------
                                                           97,825,039
                                                      -------------------------
TOBACCO - 0.7%
   372,900  UST Inc.                                       12,678,600
                                                      -------------------------
TRUCKING, SHIPPING & AIR FREIGHT - 1.3%
   358,323  United Parcel Service, Inc. Cl B               22,126,445
                                                      -------------------------
TOTAL COMMON STOCKS                                     1,553,134,118
                                                      -------------------------
  (Cost $1,511,313,666)
TEMPORARY CASH INVESTMENTS --
SEGREGATED FOR FUTURES** -- 8.4%
   Repurchase Agreement, Bank of America N.A.,
     (U.S. Treasury obligations), in a joint trading
     account at 1.85%, dated 6/28/02,
     due 7/1/02 (Delivery value $76,811,840)               76,800,000

                                                             Value
-------------------------------------------------------------------------------
Repurchase Agreement, State Street Corp.,
   (U.S. Treasury obligations), in a joint trading
   account at 1.85%, dated 6/28/02,
   due 7/1/02 (Delivery value $64,969,393)            $    64,959,378
                                                  ----------------------------

TOTAL TEMPORARY CASH INVESTMENTS -
SEGREGATED FOR FUTURES                                    141,759,378
                                                  ----------------------------
(Cost $141,759,378)
TEMPORARY CASH INVESTMENTS - 0.1%
 Repurchase Agreement, State Street Corp.,
     (U.S. Treasury obligations), in a joint trading
     account at 1.85%, dated 6/28/02,
     due 7/1/02 (Delivery value $2,340,983)                 2,340,622
                                                    -------------------------
  (Cost $2,340,622)

TOTAL INVESTMENT SECURITIES - 100.0%                   $1,697,234,118
                                                      =========================
  (Cost $1,655,413,666)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS*

Contracts             Settlement                                   Unrealized
to Sell                 Date                      Value           Gain (Loss)
-----------------------------------------------------------------------------
3,213,326 EURO           7/31/02            $  3,178,831            $(2,538)
845,546,800 JPY          7/31/02               7,073,851             28,362
                                         ------------------------------------
                                             $10,252,682            $25,824
                                         =====================================
(Value on Settlement Date $10,278,506)

*Forward foreign currency exchange contracts are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future -
and at a prearranged exchange rate.

EQUITY FUTURES CONTRACTS**

                                    Expiration       Underlying Face        Unrealized
Purchased                              Date          Amount at Value           Loss
------------------------------------------------------------------------------------------
549 S&P 500 Futures  September
                                        2002         $141,759,378           $(6,019,128)
                                                   ========================================

**Equity futures contracts typically are based on a stock index and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash.

NOTES TO SCHEDULE OF INVESTMENTS
ADR = American Depositary Receipt
JPY = Japanese Yen
ORD = Foreign Ordinary Share

(1) Non-income producing.
(2) Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.

6         1-800-345-6488                      See Notes to Financial Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
JUNE 30, 2002 (UNAUDITED)

ASSETS
Investment securities, at value
(cost of $1,655,413,666) (Note 3) ...........................   $ 1,697,234,118
Cash ........................................................         3,974,862
Receivable for investments sold .............................        25,515,623
Receivable for forward foreign currency contracts ...........            28,362
Dividends and interest receivable ...........................         1,754,050
                                                                ---------------
                                                                  1,728,507,015
                                                                ---------------
LIABILITIES
Payable for investments purchased ...........................        18,088,966
Payable for forward foreign currency contracts ..............             2,538
Payable for variation margin on futures contracts ...........           130,687
Accrued management fees (Note 2) ............................         1,335,489
Distribution fees payable (Note 2) ..........................            10,168
                                                                ---------------
                                                                     19,567,848
                                                                ---------------
Net Assets ..................................................   $ 1,708,939,167
                                                                ===============
NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) .....................   $ 1,712,672,218
Undistributed net investment income .........................         7,743,493
Accumulated net realized loss on investment
   and foreign currency transactions ........................       (47,303,510)
Net unrealized appreciation on investments and translation
of assets and liabilities in foreign currencies (Note 3) ....        35,826,966
                                                                ---------------
                                                                $ 1,708,939,167
                                                                ===============

Class I, $0.01 Par Value

Net assets ..................................................   $ 1,656,531,607
Shares outstanding ..........................................       246,102,170
Net asset value per share ...................................   $          6.73

Class II, $0.01 Par Value
Net assets ..................................................   $    52,329,147
Shares outstanding ..........................................         7,777,244
Net asset value per share ...................................   $          6.73

Class III, $0.01 Par Value
Net assets ..................................................   $        78,413
Shares outstanding ..........................................            11,650
Net asset value per share ...................................   $          6.73

See Notes to Financial Statements

See Glossary for a Definition of the Table        www.americancentury.com     7

Statement of Operations
--------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

INVESTMENT INCOME
Income:
Dividends (net of foreign taxes withheld of $125,565) .........    $ 13,933,342
Interest ......................................................       1,344,376
                                                                   ------------
                                                                     15,277,718
                                                                   ------------
Expenses (Note 2):
Management fees ...............................................       7,591,815
Distribution fees -- Class II .................................          41,300
Directors' fees and expenses ..................................           6,733
                                                                   ------------
                                                                      7,639,848
                                                                   ------------
Net investment income .........................................       7,637,870
                                                                   ------------
REALIZED AND UNREALIZED LOSS (NOTE 3)
Net realized loss on:
Investment transactions .......................................      (2,126,295
Foreign currency transactions .................................      (1,074,349
                                                                   ------------
                                                                     (3,200,644)
                                                                   ------------
Change in net unrealized appreciation on: Investments .........     (76,419,016)
Translation of assets and liabilities in foreign currencies ...         144,691
                                                                   ------------
                                                                    (76,274,325)
                                                                   ------------
Net realized and unrealized loss ..............................     (79,474,969)
                                                                   ------------
Net Decrease in Net Assets Resulting from Operations
                                                                   $(71,837,099)
                                                                   ============

                                              See Notes to Financial Statements

8          1-800-345-6488             See Glossary for a Definition of the Table

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2001

Increase in Net Assets

                                                                          2002                  2001
                                                                          ----                  ----
OPERATIONS
Net investment income .........................................    $    7,637,870        $  12,975,912
Net realized gain (loss) ......................................        (3,200,644)          62,207,311
Change in net unrealized appreciation .........................       (76,274,325)          53,897,466
                                                                 ----------------------------------------
Net increase (decrease) in net assets resulting from operations       (71,837,099)         129,080,689
                                                                 ----------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Class I .....................................................       (12,733,664)          (8,666,210)
  Class II ....................................................          (207,595)                --
  Class III ...................................................                --                 --
From net realized gains:
  Class I .....................................................       (82,390,588)                --
  Class II ....................................................        (1,448,362)                --
  Class III ...................................................                --                 --
                                                                 ----------------------------------------
Decrease in net assets from distributions .....................       (96,780,209)          (8,666,210)
                                                                 ----------------------------------------
CAPITAL SHARE TRANSACTIONS (Note 4)
Net increase in net assets from capital share transactions ....       436,176,389          648,751,879
                                                                 ----------------------------------------
Net increase in net assets ....................................       267,559,081          769,166,358
NET ASSETS
Beginning of period ...........................................     1,441,380,086          672,213,728
                                                                 ----------------------------------------
End of period .................................................    $1,708,939,167       $1,441,380,086
                                                                 ========================================

Undistributed net investment income ...........................        $7,743,493          $13,046,882
                                                                 ========================================

See Notes to Financial Statements

See Glossary for a Definition of the Table        www.americancentury.com      9

Notes to Financial Statements
--------------------------------------------------------------------------------
JUNE 30, 2002 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Variable Portfolios, Inc., (the
corporation) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. VP Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is long-term capital growth.
Income is a secondary objective. The fund seeks to achieve its investment objective by investing in securities management believes to be undervalued at the time of purchase. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of
America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The fund is authorized to issue the following classes of shares: the Class I, Class II, and Class III. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of Class III commenced on May 6, 2002.

    SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

    FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain
(loss) on foreign currency transactions.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

10      1-800-345-6488

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 2002 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal imcome tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts.

    The fund has elected to treat $16,865,974 of net capital losses incurred in the two-month period ended December 31, 2001, as having been incurred in the following fiscal year for federal income tax purposes.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

    MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each class's pro rata share of the fund's average daily closing net assets during the previous month. The annual management fee schedule for each class is as follows:

                              CLASS I            CLASS II            CLASS III
FUND AVERAGE NET ASSETS
First $500 million .......... 1.00%                0.90%                1.00%
Next $500 million ........... 0.95%                0.85%                0.95%
Over $1 billion ............. 0.90%                0.80%                0.90%

    The effective annual management fee for the six months ended June 30, 2002 was 0.95% and 0.85% for Class I and Class II respectively. The effective annual management fee for Class III was 0.94% for the period May 6, 2002 through June
30, 2002.

    DISTRIBUTION FEES -- The Board of Directors has adopted the Master
Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940
Act. The plan provides that Class II will pay American Century Investment
Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed daily and paid monthly based on the Class II average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of Class
II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the six months ended June 30,
2002, are detailed in the Statement of Operations.

    RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

    During the six months ended June 30, 2002, the fund invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement with JPM (see Note 5).

                                                 www.americancentury.com      11

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 2002 (UNAUDITED)
3. INVESTMENT TRANSACTIONS
    Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2002, were $975,038,410 and
$642,155,830, respectively.
    At June 30, 2002, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Gross Appreciation .............................................  $105,078,872
Gross Depreciation .............................................   (90,514,886)
                                                                 ---------------
Net ............................................................   $14,563,986
                                                                 ===============
Federal Tax Cost .............................................. $1,682,670,132
                                                                 ===============

  The difference between book basis and tax-basis unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

4. CAPITAL SHARE TRANSACTIONS
    Transactions in shares of the funds were as follows:

                                                   SHARES             AMOUNT
                                                   ------             ------
CLASS I
Shares Authorized ........................       400,000,000
                                             ===============
Six months ended June 30, 2002
Sold .....................................        67,108,730    $   483,277,528
Issued in reinvestment of distributions ..        13,084,491         95,124,252
Redeemed .................................       (25,496,682)      (181,207,926)
                                             ---------------    ---------------
Net increase .............................        54,696,539    $   397,193,854
                                             ===============    ===============

Year ended December 31, 2001
Sold .....................................       163,463,345    $ 1,130,729,376
Issued in reinvestment of distributions ..         1,287,698          8,666,210
Redeemed .................................       (74,199,101)      (506,708,014)
                                             ---------------    ---------------
Net increase .............................        90,551,942    $   632,687,572
                                             ===============    ===============
CLASS II
Shares Authorized ........................       200,000,000
                                             ===============
Six months ended June 30, 2002
Sold .....................................         5,281,831    $    37,504,064
Issued in reinvestment of distributions ..           227,779          1,655,957
Redeemed .................................           (36,972)          (256,783)
                                             ---------------    ---------------
Net increase .............................         5,472,638    $    38,903,238
                                             ===============    ===============
Period ended December 31, 2001(1)

Sold .....................................         2,400,238    $    16,713,072

Issued in reinvestment of distributions ..              --                 --

Redeemed .................................           (95,632)          (648,765)
                                             ---------------    ---------------

Net increase .............................         2,304,606    $    16,064,307
                                             ===============    ===============

(1)  August 14, 2001 (commencement of sale) through December 31, 2001.

12      1-800-345-6488

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 2002 (UNAUDITED)
4. CAPITAL SHARE TRANSACTIONS (CONTINUED)
    Transactions in shares of the funds were as follows:
                                                    SHARES            AMOUNT
CLASS III
Shares Authorized ..........................      100,000,000
                                                 ============
Period ended June 30, 2002(2)
Sold .......................................           12,561      $     85,598
Issued in reinvestment of distributions ....             --                --
Redeemed ...................................             (911)           (6,301)
                                                 ------------      ------------
Net increase ...............................           11,650      $     79,297
                                                 ============      ============

(2)  May 6, 2002 (commencement of sale) through June 30, 2002.

5. BANK LOANS

    The fund, along with certain other funds managed by ACIM, has a $650,000,000 unsecured bank line of credit agreement with JPM. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months ended June 30, 2002.

                                                www.americancentury.com      13

VP Value--Financial Highlights
--------------------------------------------------------------------------------
OR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                                          Class I
                                            2002(1)    2001      2000      1999        1998       1997
==========================================================================================================
PER-SHARE DATA
Net Asset Value, Beginning of Period ....   $7.44     $6.67     $5.95     $6.73       $6.93      $5.58
                                          ----------------------------------------------------------------
Income From Investment Operations
  Net Investment Income .................    0.03(2)   0.08(2)   0.08      0.08        0.08(2)    0.07
  Net Realized and Unrealized Gain (Loss)   (0.29)     0.77      0.90     (0.15)       0.27       1.37
                                          ----------------------------------------------------------------
  Total From Investment Operations ......   (0.26)     0.85      0.98     (0.07)       0.35       1.44
                                          ----------------------------------------------------------------
Distributions
  From Net Investment Income ............   (0.06)    (0.08)    (0.07)    (0.07)      (0.04)     (0.04)
  From Net Realized Gains ...............   (0.39)       --     (0.19)    (0.64)      (0.51)     (0.05)
                                          ----------------------------------------------------------------
  Total Distributions ...................   (0.45)    (0.08)    (0.26)    (0.71)      (0.55)     (0.09)
                                          ----------------------------------------------------------------
Net Asset Value, End of Period ..........   $6.73     $7.44     $6.67     $5.95       $6.73      $6.93
                                          ================================================================
  Total Return(3) .......................   (3.91)%   12.82%    18.14%   (0.85)%       4.81%     26.08%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to
Average Net Assets ......................  0.95%(4)     0.97%      1.00%      1.00%      1.00%       1.00%
Ratio of Net Investment Income to
Average Net Assets ......................  0.95%(4)     1.28%      1.81%      1.40%      1.21%       1.60%
Portfolio Turnover Rate .................      44%       174%       159%       118%       158%        138%
Net Assets, End of Period
(in thousands) ........................ $1,656,532 $1,424,235   $672,214   $416,166   $316,624    $188,015

(1)  Six months ended June 30, 2002 (unaudited).
(2)  Computed using average shares outstanding throughout the period.
(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

                                              See Notes to Financial Statements

14

VP Value--Financial Highlights
--------------------------------------------------------------------------------
                       FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
                                                                Class II
                                                           2002(1)       2001(2)
================================================================================
PER-SHARE DATA
Net Asset Value, Beginning of Period ...................   $7.44          $7.19
                                                         ------------ ----------
Income From Investment Operations
  Net Investment Income(3) .............................    0.03           0.02
  Net Realized and Unrealized Gain (Loss) ..............   (0.29)          0.23
                                                         ------------- ---------
  Total From Investment Operations .....................   (0.26)          0.25
                                                         ------------ ----------
Distributions
  From Net Investment Income ...........................   (0.06)           --
  From Net Realized Gains ..............................   (0.39)           --
                                                         ------------ ----------
  Total Distributions ..................................   (0.45)           --
                                                         ------------ ----------
Net Asset Value, End of Period .........................   $6.73          $7.44
                                                         ============ ==========
  Total Return(4) ......................................   (3.97)%        3.48%
RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ......  1.10%(5)      1.11%(5)
Ratio of Net Investment Income to Average Net Assets ...  0.80%(5)      0.31%(5)
Portfolio Turnover Rate ................................      44%        174%(6)
Net Assets, End of Period (in thousands) ...............  $52,329       $17,145

(1)  Six months ended June 30, 2002 (unaudited).
(2)  August 14, 2001 (commencement of sale) through December 31, 2001.
(3)  Computed using average shares outstanding throughout the period.
(4)  Total return assumes reinvestment of net investment income and capital gains distributions, if any.  Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)  Annualized.
(6)  Portfolio turnover is calculated at fund level.  Percentage indicated was calculated for the year ended December 31, 2001.

See Notes to Financial Statements

See Glossary for a Definition of the Table       www.americancentury.com      15

VP Value--Financial Highlights
--------------------------------------------------------------------------------
                        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED
                                                                       Class III
                                                                        2002(1)
================================================================================
PER-SHARE DATA
Net Asset Value, Beginning of Period ...............................    $6.92
                                                                      ----------
Income From Investment Operations
  Net Investment Income(2) .........................................     0.01
  Net Realized and Unrealized Loss .................................    (0.20)
                                                                      ----------
  Total From Investment Operations .................................    (0.19)
                                                                      ----------
Net Asset Value, End of Period .....................................    $6.73
                                                                      ==========
  Total Return(3) ..................................................    (2.75)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ..................   0.94% (4)
Ratio of Net Investment Income to Average Net Assets ...............   0.96% (4)
Portfolio Turnover Rate ............................................      44%(5)
Net Assets, End of Period (in thousands) ...........................        $78

(1)  May 6, 2002 (commencement of sale) through June 30, 2002 (unaudited).
(2)  Computed using average shares outstanding throughout the period.
(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)  Annualized.
(5)  Portfolio turnover is calculated at the fund level.  Percentage indicated
was calculated for the six months ended June 30, 2002.

                                              See Notes to Financial Statements

16          1-800-345-6488            See Glossary for a Definition of the Table

Share Class Information
--------------------------------------------------------------------------------
    Three classes of shares are authorized for sale by the fund: Class I, Class
II and Class III.

    Class I shares are sold through insurance company separate accounts. Class I shareholders do not pay any commissions or other fees to American Century for purchase of fund shares.

    Class II shares are sold through insurance company separate accounts. Class
II shares are subject to a 0.25% Rule 12b-1 distribution fee, which is available to pay for distribution services provided by the financial intermediary through which the Class II shares are purchased. The total expense ratio of Class II shares is higher than the total expense ratio of the Class I shares.

    Class III shares are sold through insurance company separate accounts. Class
III shareholders do not pay any commissions or other fees to American Century for purchase of fund shares. However, Class III shares have a 1.0% redemption fee for shares that are redeemed or exchanged within 60 days of purchase.

    All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences. Because all shares of the fund are sold through insurance company separate accounts, additional fees may apply

                                                www.americancentury.com      17

Background Information
--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY AND POLICIES

     Conservative investment practices are the hallmark of American Century's VP
Value Fund. Broad diversification across many industries is stressed to reduce the impact of one sector on fund performance. The management team also looks for dividend yield because dividend income can help offset the impact of market downturns on fund performance.

     VP VALUE'S investment objective is long-term capital growth, with income as a secondary objective. To achieve this objective, the fund invests in the equity securities of well-established businesses that the fund's management team believes are temporarily undervalued. This is determined by comparing a stock's share price with key financial measures, including earnings, book value, cash flow, and dividends. If the stock's price relative to these measures is low and the company's balance sheet is solid, its securities are candidates for purchase. The management team may secondarily look for income when making portfolio selections.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's Corporation, it is considered to be a broad measure of U.S. stock market performance.

     The LIPPER MULTI-CAP VALUE INDEX consists of the largest funds tracked by
Lipper Inc. that seek long-term growth of capital by investing in companies of all capitalization sizes that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors.

     The S&P 500/BARRA VALUE INDEX is a capitalization-weighted index consisting of S&P 500 stocks that have lower price-to-book ratios and, in general, share other characteristics associated with "value" stocks.

     The S&P 500/BARRA GROWTH INDEX is a capitalization-weighted index consisting of S&P 500 stocks that have higher price-to-book ratios and, in general, share other characteristics associated with "growth" stocks.

     The S&P MIDCAP 400/BARRA VALUE INDEX is a capitalization-weighted index consisting of S&P MidCap 400 stocks that have lower price-to-book ratios and, in general, share other characteristics associated with "value" stocks.

     The S&P SMALLCAP 600/BARRA VALUE INDEX is a capitalization-weighted index consisting of S&P 600 stocks that have lower price-to-book ratios and, in general, share other characteristics associated with "value" stocks.

[left margin]

PORTFOLIO MANAGERS
  VP Value
       PHIL DAVIDSON, CFA
       SCOTT MOORE, CFA

18      1-800-345-6488

Glossary
--------------------------------------------------------------------------------
RETURNS

*   TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

*   AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial
Highlights" on pages 14-16.

INVESTMENT TERMS

*   MEDIAN MARKET CAPITALIZATION-- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

*   WEIGHTED AVERAGE MARKET CAPITALIZATION-- average market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

*   NUMBER OF HOLDINGS-- the number of securities, excluding temporary investments, held by a fund on a given date.

*   PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

*   PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

*   PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's
P/E ratio is in proportion to the percentage of the fund that the company represents.

TYPES OF STOCKS

*   BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.
Examples include General Electric and Coca-Cola.

*   CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

*   GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

*   LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $9.9 billion. This is Lipper's market capitalization breakpoint as of June
30, 2002, although it may be subject to change based on market fluctuations. The
Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

*   MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $2.4 billion and $9.9 billion. This is Lipper's market capitalization breakpoint as of June 30, 2002, although it may be subject to change based on market fluctuations. The S&P MidCap 400 Index and Russell 2500 Index generally consist of stocks in this range.

*   SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.4 billion. This is Lipper's market capitalization breakpoint as of June
30, 2002, although it may be subject to change based on market fluctuations. The
S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

*   VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low
P/E ratios.

                                                 www.americancentury.com      19

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)
FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

*   GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend- paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price- fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price- fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price- fluctuation risk.

FINANCIAL STATEMENTS

*   STATEMENT OF ASSETS AND LIABILITIES -- breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

*   STATEMENT OF OPERATIONS -- shows how the fund's net assets changed during the reporting period as a result of the fund's operations.  In other words, it shows how much money the fund made or lost as a result of dividend AND/OR interest income, fees and expenses, and investment gains or losses.

*   STATEMENT OF CHANGES IN NET ASSETS -- shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the STATEMENT
OF OPERATIONS), income and capital gain distributions, and shareholder investments and redemptions.

*   FINANCIAL HIGHLIGHTS -- itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and portfolio turnover (a gauge of the fund's trading activity).

20      1-800-345-6488

[american century logo and text logo (reg. sm)]

P.O. BOX 419385
KANSAS CITY, MISSOURI 64141-6385

WWW.AMERICANCENTURY.COM

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES
1-800-345-6488

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-4360

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT MANAGER

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED  FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

[graphic of men rowing]

Who We Are

American Century offers investors more than 60 mutual funds spanning the investment spectrum. We currently manage $85  billion for roughly 2 million individuals, institutions, and  corporations, and offer a range of services designed to make  investing easy and convenient.

For four decades, American Century has been a leader in  performance, service, and innovation. From pioneering the use  of computer technology in investing to allowing investors to  conduct transactions over the Internet, we have been committed  to building long-term relationships and to helping investors  achieve their dreams.

In a very real sense, investors put their future in our hands. With  so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

--------------------------------------------------------------------------------

0208                                 American Century Investment Services, Inc.
SH-SAN-30718                       (c)2002 American Century Services Corporation

[front cover]

                      AMERICAN CENTURY VARIABLE PORTFOLIOS
                               Semiannual Report

[graphic of rowers]
[graphic of markets diary/stocks chart]

VP Vista

June 30, 2002

[american century logo and text logo (reg. sm)]

[inside front cover]

   Market Perspective .....................................................    1

VP VISTA

FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................    7
   Statement of Operations ................................................    8
   Statement of Changes
      in Net Assets .......................................................    9
   Notes to Financial
      Statements ..........................................................   10
   Financial Highlights ...................................................   12

OTHER INFORMATION
   Background Information
      Investment Philosophy

Market Perspective from C. Kim Goodwin
--------------------------------------------------------------------------------

[photo of C. Kim Goodwin]

C. Kim Goodwin, chief investment officer, U.S. growth equities

     The U.S. economy advanced but the stock market retreated during the six months covered by this report. Though investors entered the year cautiously optimistic that the stock market and the economy were on the mend, sentiment turned negative as the period wore on. The market disregarded a steady flow of positive economic news and focused instead on near-term earnings weakness, corporate governance scandals and geopolitical tension. By the time we closed the books on the first half of 2002, the S&P 500 lost another 13.16% and the
Nasdaq shed 24.84%.

     The market's attempts to reconcile the period's crosscurrents are reflected in performance that varied by market capitalization and investment style. Though they declined in absolute terms, the small stocks that traditionally lead the market coming out of recession  dramatically outperformed large stocks. At the same time, wary investors remained valuation-conscious, and lower-priced value stocks outperformed growth issues in all capitalization ranges.

     Effective stock selection was more important than ever in this environment.
Though we share our investors' frustration with the market's negative returns, we're pleased that our portfolio managers found opportunities to add value by following disciplined, bottom-up investment strategies that are centered on identifying companies demonstrating accelerating growth. This stock-by-stock approach kept our portfolios focused on companies whose revenues and earnings are supported by strong end-market demand for their goods and services, and led us to reduce our exposure to companies facing declining demand. For example, some of the period's  top performers enjoyed fundamental growth due to continued
strength in consumer spending and a rise in defense spending. At the same time, some of the worst performing stocks were hurt by cutbacks in corporate spending.

     As we look ahead, we see reasons to be optimistic about future opportunities for growth investors. The economy  grew in the first half of the year, and  the expansion was forecast to continue. In addition, interest rates remain near historic lows, providing companies with access to the capital they need to grow their businesses. Companies also are enjoying productivity gains, which may help them increase production without pushing up the cost of doing business. Finally, corporations are beginning  to see their profit margins  pick up as the benefits of cost cutting fall to the bottom line. These lower costs will provide the lever for rising profits as revenues improve.

     Though we expect volatility to continue in the months ahead, we are optimistic that these positive trends bode well for growth investors over the long term.

[right margin]

"AS WE LOOK AHEAD, WE SEE REASONS TO BE OPTIMISTIC ABOUT FUTURE OPPORTUNITIES
FOR GROWTH INVESTORS."

MARKET RETURNS
FOR THE SIX MONTHS ENDED JUNE 30, 2002
--------------------------------------
S&P 500          -13.16%
S&P MIDCAP 400    -3.21%
RUSSELL 2000      -4.70%
--------------------------------------
Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED JUNE 30, 2002

                                                  www.americancentury.com     1

VP Vista--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF JUNE 30, 2002
                                        VP           RUSSELL       RUSSELL 2500
                                       VISTA      MIDCAP GROWTH       GROWTH
6 MONTHS* ........................... -4.63%        -19.70%          -19.09%
LIFE OF PORTFOLIO* .................. -3.20%         -3.25%           -2.30%

The inception date of the portfolio is 10/5/01.

*Returns for periods less than one year are not annualized.

See pages 14-15 for information about the indices and returns.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable  life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the separate account prospectus for a discussion of the charges  related to the insurance contracts.

GROWTH OF $10,000 OVER LIFE OF PORTFOLIO

The graph at left shows the growth of a $10,000 investment in the portfolio over the life of the portfolio. The Russell 2500 Growth Index and the Russell Midcap
Growth Index are provided for comparison. VP Vista's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. Past performance does not guarantee future results. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

2      1-800-345-6488

VP Vista--Performance Review
--------------------------------------------------------------------------------

[photo of Glenn Fogle and David Rose]
     A market commentary and  performance review by Glenn Fogle and David Rose, portfolio managers on the VP Vista team.

     VP Vista declined 4.63% for the six months ended June 30, 2002, beating its new benchmark, the Russell Midcap Growth Index, which tumbled 19.70%.

     In January, American Century's Investment Oversight Committee (IOC)
approved a new benchmark for VP Vista. The IOC made the change in part because the Russell Midcap Growth Index had a heavier mid-cap weighting than the previous benchmark, the Russell 2500 Growth Index. The new benchmark offers a better representation of the stocks that we consider for the portfolio and provides a more  relevant guideline by which to measure VP Vista's performance.

A VOLATILE PERIOD

     VP Vista outperformed its benchmark and many of its peers during a time in which the stock market was battered by accounting scandals, dim profit outlooks, and the omnipresent threats of war and terrorism. The sharpest blow came at  the end of the period when WorldCom announced a $4 billion accounting error.
Declines were posted across the board, but smaller stocks and value style investing held up best, while large-cap growth issues struggled the most.

     When we began the period, hopes were high that the economy had  bottomed and the pieces were in place for improved earnings growth in 2002. Indeed, the economy sprinted forward in the first quarter. Despite improving economic fundamentals, however,  companies continued to grapple with near-term earnings hurdles such as excess capacity, stiff competition, and lack of pricing power.

     In this volatile market, we stuck to our strategy of investing in mid-sized companies demonstrating accelerating rates of growth in earnings and revenues.
Our process led us to several companies enjoying growth due to strength in consumer and government spending. Additionally, we uncovered companies that had the ability to raise prices.

POCKETS OF STRENGTH

     The federal government emerged  as one of the most reliable sources of revenue growth, and the largest military budget increase in nearly 20 years boosted our investments in defense contractors. The growth in procurement spending over the next few years should support sustainable earnings and revenue acceleration for companies such as Lockheed Martin, which saw sales climb in its military aircraft and commercial satellite divisions.

     We also received strong performance from our financial holdings.
Investments in mortgage-related businesses continued to benefit from strength in the housing market. At the same time, property and casualty insurers gained new policyholders while raising premiums, leading to a steady improvement in revenue and profits.

     Furthermore, holdings in the  consumer services sector contributed

[right margin]

PORTFOLIO AT A GLANCE
                                                       AS OF 6/30/02
NET ASSETS                                             $1.2 MILLION

                                                 6/30/02          12/31/01
NO. OF HOLDINGS                                    82                83
P/E RATIO                                         31.4              27.6
MEDIUM MARKET                                    $2.86             $2.46
CAPITALIZATION                                  BILLION           BILLION
WEIGHTED MARKET                                  $5.96             $6.90
CAPITALIZATION                                  BILLION           BILLION
PORTFOLIO TURNOVER                              155%(1)           50%(2)

(1) Six months ended 6/30/02.
(2) For the period from 10/5/01 through 12/31/01.

TYPES OF INVESTMENTS IN  THE PORTFOLIO
                                           AS OF JUNE 30, 2002
U.S. COMMON STOCKS                                       94.9%
FOREIGN COMMON STOCKS                                     5.1%
------------------------------------------------------------------
   TOTAL EQUITY INVESTMENT                              100.0%

Investment terms are defined in the Glossary on pages 14-15.

                                                  www.americancentury.com     3

VP Vista--Performance Review
--------------------------------------------------------------------------------
                                                                    (Continued)

to returns. In particular, the well- established trend of dining out proved resistant to economic pressures, and  our positions in restaurants rose. Yum!
Brands (formerly known as Tricon Global Restaurants) rose on steadily increasing sales at the company's fast-food franchises, which include Taco Bell, Pizza Hut, and KFC.

     We received mixed results from our health care holdings. VP Vista benefited from investments in the medical providers and services industry. For example,
Triad Hospitals, a leading operator of regional hospitals, was the portfolio's top contributor. Its stock rose as the company's earnings and revenue accelerated due to efficient management of its hospitals, including improved results from facilities it acquired in a merger last year.

     However, VP Vista's allocations in  the drug and biotechnology industries weighed on returns as pharmaceutical manufacturers and emerging drug developers coped with setbacks in FDA drug approvals and questions regarding future earnings. Even stocks we determined to have good fundamentals and conservative accounting were caught in the downdraft, which was the case with portfolio holding Transkaryotic Therapies.

EARNINGS UNDER SCRUTINY

     VP Vista's positions in information services companies hampered results when investors became concerned about the growth prospects of a number of firms.
For instance, technology  outsourcing firms suffered during the period when investors grew wary of the accounting practices behind a number of large business deals.

     A sharp drop-off in air travel occurred after the terrorist attacks last year,  but a recovery from post-9/11 lows boosted airline stocks for several months. However, their rebound stalled this year when business travelers did not come back as strong as expected. Moreover, increased security, pricing pressures, and operating costs slowed their earnings gains.

     The technology sector suffered an absolute decline, but VP Vista's limited exposure--particularly in the semiconductor industry--helped mitigate the losses, and our holdings held their value better than the companies in the benchmark. Nevertheless, corporate  cost cutting continued to take its toll on tech firms. The portfolio's investment in F5 Networks, which helps companies manage and optimize Internet sites, suffered from corporate budget cuts.
Additionally, enterprise software companies saw their shares decline when customers reacted to diminishing earnings by postponing purchases of business application software.

STAYING THE COURSE

     Mid-cap growth stocks often experience their best performance in the early and middle stages of an economic recovery. While the economy shows signs of improving, we expect volatility will continue to be an issue as corporate profits and overall valuations play catch up. Regardless of how long it takes for the stock market to regain its footing, we will adhere to our investment process and search for growth opportunities among mid-sized companies that appear able to sustain or improve their accelerating growth rates. We believe judicious stock selection following a thorough review of the fundamentals can position VP Vista for long-term outperformance.

[left margin]

TOP TEN HOLDINGS
                                               % OF FUND INVESTMENTS

                                            AS OF              AS OF
                                           6/30/02            12/31/01
YUM!BRANDS, INC.                            4.8%                 --
TRIAD HOSPITALS INC.                        4.6%                2.8%
PROGRESSIVE CORP.                           4.3%                1.7%
LOCKHEED MARTIN
  CORP.                                     4.3%                2.3%
FASTENAL COMPANY                            3.4%                 --
CERNER CORP.                                3.0%                 --
AGCO CORP.                                  2.8%                 --
ANNALY MORTGAGE
  MANAGEMENT, INC.                          2.5%                 --
QUEST DIAGNOSTICS INC.                      2.5%                 --
AMERISOURCEBERGEN
  CORP.                                     2.4%                 --

TOP FIVE INDUSTRIES
                                              % OF FUND INVESTMENTS

                                            AS OF              AS OF
                                           6/30/02            12/31/01
MEDICAL PROVIDERS
  & SERVICES                                14.3%               24.0%
PROPERTY & CASUALTY
  INSURANCE                                 10.0%                6.5%
DEFENSE/AEROSPACE                            8.6%                4.1%
RESTAURANTS                                  7.7%                3.8%
COMPUTER SOFTWARE                            6.5%                4.9%

4
1-800-345-6488

VP Vista--Schedule of Investments
---------------------------------------------------------------------

JUNE 30, 2002 (UNAUDITED)

Shares                                                    Value
---------------------------------------------------------------------

COMMON STOCKS - 100.0%

BANKS - 2.5%
   415  Charter One Financial Inc.                  $     14,268
   213  Independence Community Bank                        6,240
   208  North Fork Bancorporation, Inc.                    8,280
                                                  -------------------
                                                          28,788
                                                  -------------------

BIOTECHNOLOGY - 1.8%
   194  Gilead Sciences, Inc.(1)                           6,388
   459  Ligand Pharmaceuticals Inc. Cl B(1)                6,653
   199  Transkaryotic Therapies Inc.(1)                    7,174
                                                  -------------------
                                                          20,215
                                                  -------------------

CLOTHING STORES - 0.7%
   904  Charming Shoppes(1)                                7,811
                                                  -------------------

COMPUTER HARDWARE
& BUSINESS MACHINES - 0.8%
   134  Imation Corporation(1)                             3,988
   537  Pinnacle Systems, Inc.(1)                          5,415
                                                  -------------------
                                                           9,403
                                                  -------------------

COMPUTER SOFTWARE - 6.5%
   885  Activision, Inc.(1)                               25,714
   719  Cerner Corp.(1)                                   34,393
   211  Electronic Arts Inc.(1)                           13,937
                                                  -------------------
                                                          74,044
                                                  -------------------

CONSTRUCTION & REAL PROPERTY - 1.4%
    99  Lennar Corp.                                       6,059
    86  Pulte Homes Inc.                                   4,943
   163  Toll Brothers Inc.(1)                              4,776
                                                  -------------------
                                                          15,778
                                                  -------------------

DEFENSE/AEROSPACE - 8.6%
   400  Alliant Techsystems Inc.(1)                       25,520
   699  Lockheed Martin Corp.                             48,580
   613  Raytheon Company                                  24,980
                                                  -------------------
                                                          99,080
                                                  -------------------

DEPARTMENT STORES - 2.4%
     339  Dollar General Corp.                             6,451
   1,724  Wal-Mart de Mexico SA de CV ORD                  3,968
   6,164  Wal-Mart de Mexico SA de CV
             Series V ORD                                 16,673
                                                  -------------------
                                                          27,092
                                                  -------------------

DRUGS - 3.6%
   363  AmerisourceBergen Corp.                           27,588
   240  D&K Healthcare Resources, Inc.                     8,464
    82  Teva Pharmaceutical Industries
           Ltd. ADR                                        5,476
                                                  -------------------
                                                          41,528
                                                  -------------------

ELECTRICAL EQUIPMENT - 0.6%
   175  Harris Corp.                                       6,361
                                                  -------------------

Shares                                                    Value
---------------------------------------------------------------------

FINANCIAL SERVICES - 1.0%
   313  New Century Financial Corp.                 $     10,935
                                                  -------------------

FOOD & BEVERAGE - 2.3%
   790  Performance Food Group Co.(1)                     26,745
                                                  -------------------

FOREST PRODUCTS & PAPER - 0.5%
   97  Avery Dennison Corp.                                6,087
                                                  -------------------

GOLD - 0.9%
   312  Barrick Gold Corp.                                 5,924
   318  Harmony Gold Mining Co.
           Limited ORD                                     4,395
                                                  -------------------
                                                          10,319
                                                  -------------------

HEAVY MACHINERY - 2.8%
   1,611  Agco Corp.(1)                                   31,624
                                                  -------------------

HOME PRODUCTS - 0.8%
   257  Newell Rubbermaid Inc.                             9,010
                                                  -------------------

HOTELS - 0.5%
   177  MGM Mirage(1)                                      5,974
                                                  -------------------

INDUSTRIAL PARTS - 4.6%
   296  Black & Decker Corporation                        14,267
   993  Fastenal Company                                  38,360
                                                  -------------------
                                                          52,627
                                                  -------------------

INFORMATION SERVICES - 1.1%
   122  Affiliated Computer Services Inc.(1)               5,793
   158  Apollo Group Inc. Cl A(1)                          6,229
                                                  -------------------
                                                          12,022
                                                  -------------------

INTERNET - 0.4%
   514  F5 Networks, Inc.(1)                               5,024
                                                  -------------------

MEDICAL PRODUCTS & SUPPLIES - 1.4%
   149  Cooper Companies, Inc. (The)                       7,018
   232  Dentsply International Inc.                        8,564
                                                  -------------------
                                                          15,582
                                                  -------------------

MEDICAL PROVIDERS & SERVICES - 14.3%
   201  Coventry Health Care Inc.(1)                       5,729
   792  First Health Group Corp.(1)                       22,125
   290  Laboratory Corporation of America
           Holdings(1)                                    13,239
   220  LifePoint Hospitals Inc.(1)                        7,982
   278  Pediatrix Medical Group Inc.(1)                    6,950
   329  Quest Diagnostics Inc.(1)                         28,309
 1,228  Triad Hospitals Inc.(1)                           52,459
   353  Wellpoint Health Networks Inc.(1)                 27,467
                                                  -------------------
                                                         164,260
                                                  -------------------

MINING & METALS - 0.9%
   431  Lone Star Technologies, Inc.(1)                    9,870
                                                  -------------------

OIL SERVICES - 1.3%
   159  Nabors Industries, Ltd.(1)                         5,589
   309  Patterson-UTI Energy Inc.(1)                       8,723
                                                  -------------------
                                                          14,312
                                                  -------------------

See Notes to Financial Statements

                                                   www.americancentury.com    5

VP Vista--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

JUNE 30, 2002 (UNAUDITED)

Shares                                                    Value
---------------------------------------------------------------------

PROPERTY & CASUALTY INSURANCE - 10.0%
   369  Old Republic International Corp.            $     11,624
   696  PMI Group, Inc. (The)                             26,587
   854  Progressive Corp.                                 49,404
   460  Radian Group Inc.                                 22,393
   147  Renaissancere Holdings Ltd.                        5,380
                                                  -------------------
                                                         115,388
                                                  -------------------

PUBLISHING - 0.7%
   100  E.W. Scripps Company (The)                         7,700
                                                  -------------------

RAILROADS - 1.4%
   191  Canadian National Railway Co. ORD                 10,112
   257  CP Railway Limited ORD(1)                          6,394
                                                  -------------------
                                                          16,506
                                                  -------------------

REAL ESTATE INVESTMENT TRUST - 2.5%
   1,475  Annaly Mortgage Management, Inc.                28,615
                                                  -------------------

RESTAURANTS - 7.7%
   370  Darden Restaurants, Inc.                           9,139
   222  Ryan's Family Steak Houses Inc.(1)                 2,920
   532  Wendy's International, Inc.                       21,190
 1,874  Yum! Brands, Inc.(1)                              54,814
                                                  -------------------
                                                          88,063
                                                  -------------------

SECURITIES & ASSET MANAGEMENT - 2.1%
   551  Franklin Resources, Inc.                          23,495
                                                  -------------------

SEMICONDUCTOR - 2.2%
   330  ESS Technology, Inc.(1)                            5,783
   265  Fairchild Semiconductor Corp.(1)                   6,440
   603  Vishay Intertechnology, Inc.(1)                   13,266
                                                  -------------------
                                                          25,489
                                                  -------------------

Shares                                                     Value
---------------------------------------------------------------------

SPECIALTY STORES - 6.4%
   113  Advance Auto Parts(1)                      $       6,160
   757  Big Lots Inc.                                     14,898
   164  Dollar Tree Stores, Inc.(1)                        6,462
   188  Linens 'n Things, Inc.(1)                          6,168
   307  Movie Gallery, Inc.(1)                             6,498
   931  Officemax Inc.(1)                                  5,484
   425  PETCO Animal Supplies, Inc.(1)                    10,585
 1,085  PETsMART, Inc.(1)                                 17,299
                                                  -------------------
                                                          73,554
                                                  -------------------

THRIFTS - 0.6%
   200  Astoria Financial Corp.                            6,410
                                                  -------------------

TRUCKING, SHIPPING & AIR FREIGHT - 4.7%
   675  Heartland Express, Inc.(1)                        16,149
   464  J.B. Hunt Transport Services, Inc.(1)             13,693
   279  Swift Transportation Co. Inc.(1)                   6,499
   738  Werner Enterprises Inc.                           15,723
    38  Yellow Corp.(1)                                    1,232
                                                  -------------------
                                                          53,296
                                                  -------------------

TOTAL INVESTMENT SECURITIES - 100.0%                  $1,143,007
                                                  ===================
  (Cost $1,072,031)

NOTES TO SCHEDULE OF INVESTMENTS
ADR = American Depositary Receipt
ORD = Foreign Ordinary Share
(1)  Non-income producing.

6        1-800-345-6488                       See Notes to Financial Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

JUNE 30, 2002 (UNAUDITED)

ASSETS
Investment securities, at value (cost of $1,072,031) (Note 3) ..... $1,143,007
Cash ..............................................................     84,710
Receivable for investments sold ...................................     35,312
Dividends receivable ..............................................         67
                                                                   -------------
                                                                     1,263,096
                                                                   -------------

LIABILITIES
Payable for investments purchased .................................     50,066
Accrued management fees (Note 2) .................................       1,012
                                                                   -------------
                                                                        51,078
                                                                   -------------
Net Assets .......................................................  $1,212,018
                                                                   =============

CAPITAL SHARES, $0.01 PAR VALUE
Authorized ....................................................... 100,000,000
                                                                   =============
Outstanding ......................................................     125,183
                                                                   =============

Net Asset Value Per Share ........................................       $9.68
                                                                   =============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ..........................  $1,252,777
Accumulated net investment loss ..................................     (2,712)
Accumulated net realized loss on investment transactions .........   (109,002)
Net unrealized appreciation on investments (Note 3) ..............      70,955
                                                                   -------------
                                                                    $1,212,018
                                                                   =============

See Notes to Financial Statements

See Glossary for a Definition of the Table        www.americancentury.com     7

Statement of Operations
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

INVESTMENT LOSS

Income:
Dividends .......................................................    $   2,367
Interest ........................................................          691
                                                                   -------------
                                                                         3,058
                                                                   -------------

Expenses (Note 2):
Management fees .................................................        5,765
Directors' fees and expenses ....................................            5
                                                                   -------------
                                                                         5,770
                                                                   -------------

Net investment loss .............................................       (2,712)
                                                                   -------------

REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 3)

Net realized loss on investment transactions ....................      (87,710)
Change in net unrealized appreciation on investments ............       33,118
                                                                   -------------

Net realized and unrealized loss ................................      (54,592)
                                                                   -------------

Net Decrease in Net Assets Resulting from Operations ............     $(57,304)
                                                                   =============

                                              See Notes to Financial Statements

8          1-800-345-6488            See Glossary for a Definition of the Table

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED) AND PERIOD ENDED DECEMBER 31,
2001

Increase in Net Assets                                                  2002           2001(1)

OPERATIONS
Net investment loss ...........................................   $    (2,712)   $      (783)
Net realized loss .............................................       (87,710)       (21,292)
Change in net unrealized appreciation .........................        33,118         37,837
                                                                  -----------    -----------
Net increase (decrease) in net assets resulting from operations       (57,304)        15,762
                                                                  -----------    -----------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold .....................................       204,675      1,057,784
Payments for shares redeemed ..................................        (7,396)        (1,503)
                                                                  -----------    -----------
Net increase in net assets from capital share transactions ....       197,279      1,056,281
                                                                  -----------    -----------

Net increase in net assets ....................................       139,975      1,072,043

NET ASSETS
Beginning of period ...........................................     1,072,043           --
                                                                  -----------    -----------
End of period .................................................   $ 1,212,018    $ 1,072,043
                                                                  ===========    ===========

Accumulated net investment loss ...............................   $    (2,712)          --
                                                                  ===========    ===========

TRANSACTIONS IN SHARES OF THE FUND
Sold ..........................................................        20,241        105,823
Redeemed ......................................................          (729)          (152)
                                                                  -----------    -----------
Net increase ..................................................        19,512        105,671
                                                                  ===========    ===========

(1) October 5, 2001 (inception) through December 31, 2001.

See Notes to Financial Statements

See Glossary for a Definition of the Table

                                                   www.americancentury.com    9

Notes to Financial Statements
--------------------------------------------------------------------------------

JUNE 30, 2002 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Variable Portfolios, Inc., (the
corporation) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. VP Vista Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is long-term capital growth.  The fund seeks to achieve its investment objective by investing  in companies with small to medium market capitalization. The following significant accounting policies are in accordance with accounting principles generally accepted in the
United States  of America. These policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are  valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal  to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively. There were no open futures contracts at June 30, 2002.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are generally declared and paid annually.

     The character of distributions made during the year from net investment income or net realized gains may differ from their  ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts.

    At December 31, 2001, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $9,950 (expiring in 2009), which may be used to offset future taxable gains.

    The fund has elected to treat $9,987 of net capital losses incurred in the two-month period ended December 31, 2001, as having been incurred in the following fiscal year for federal income tax purposes.

10      1-800-345-6488

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
2. FEES AND TRANSACTIONS WITH RELATED PARTIES

    MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee. The
Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered
"interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's average daily closing net assets during the previous month. The annual management fee for the fund is 1.00%.

    RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the  parent of the corporation's investment manager, ACIM, the distributor of the corporation, American Century
Investment Services, Inc., and the corporation's transfer agent, American
Century Services Corporation.

    During the six months ended June 30, 2002, the fund invested in a money market fund for temporary purposes, which was  managed by J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement with JPM (See Note 4).

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding  short-term investments, for the six months ended June 30, 2002, were $1,885,150 and
$1,654,739, respectively.

    At June 30, 2002, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Gross Appreciation ............................................     $103,385
Gross Depreciation ............................................      (33,764)
                                                                ----------------
Net ...........................................................     $ 69,621
                                                                ================
Federal Tax Cost ..............................................   $1,073,386
                                                                ================

  The difference between book-basis and tax-basis unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

--------------------------------------------------------------------------------
4. BANK LOANS

    The fund, along with certain other funds managed by ACIM, has a $650,000,000 unsecured bank line of credit agreement with JPM. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under  the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months ended June 30, 2002.

                                                  www.americancentury.com    11

VP Vista--Financial Highlights
--------------------------------------------------------------------------------

                       FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                          2002(1)       2001(2)
                                                         -------       -------

PER-SHARE DATA
Net Asset Value, Beginning of Period ..................   $10.15         $10.00
                                                        ----------    ----------
Income From Investment Operations
  Net Investment Loss .................................    (0.02)         (0.01)
  Net Realized and Unrealized Gain (Loss) .............    (0.45)          0.16
                                                        ----------    ----------
  Total From Investment Operations ....................    (0.47)          0.15
                                                        ----------    ----------
Net Asset Value, End of Period ........................    $9.68         $10.15
                                                        ==========    ==========
  Total Return(3) .....................................    (4.63)%         1.50%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ......  1.00%(4)      1.00%(4)
Ratio of Net Investment Income to Average Net Assets ...(0.47)%(4)    (0.32)%(4)
Portfolio Turnover Rate ................................     155%           50%
Net Assets, End of Period (in thousands) ...............   $1,212        $1,072

(1)  Six months ended June 30, 2002 (unaudited).
(2)  October 5, 2001 (inception) through December 31, 2001.
(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(4)  Annualized.

                                              See Notes to Financial Statements

12        1-800-345-6488             See Glossary for a Definition of the Table

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     The philosophy behind American Century's Variable Portfolios aggressive growth funds focuses on three important  principles. Chiefly, the funds seek to own companies whose earnings and revenues are growing at accelerating rates. In addition, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of these opportunities may significantly limit potential for gain. Of course, remaining fully invested also means the funds may experience greater losses in market downturns. Finally,
American Century Variable Portfolios funds are managed by teams rather than by one "star" manager. We believe this enables us to make better, more  consistent management decisions.

     In addition to these principles, each fund has its own investment policies:
VP VISTA invests mainly in the securities of smaller and medium-sized firms that exhibit growth. The fund is subject to significant price volatility but offers high long-term growth potential. Historically, small- and mid-cap stocks have been more volatile than the stocks of larger, more established companies.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 INDEX is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that  are considered to be leading firms  in dominant industries. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

     The S&P MIDCAP 400 INDEX represents the medium capitalization sector of the
U.S. market. Created by Standard & Poor's, it is considered to represent the performance of mid-cap stocks generally.

     The RUSSELL 2000 INDEX was created by Frank Russell Company. It measures the performance of the 2,000 smallest  of the 3,000 largest publicly traded U.S.
companies based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies.
The average market capitalization of the index is approximately $420 million.

     The RUSSELL MIDCAP INDEX measures the performance of the 800 smallest companies in the Russell 1000 Index.  The RUSSELL MIDCAP GROWTH INDEX measured the performance of those Russell Midcap Index companies  with higher price-to-book ratios and higher forecasted growth values. Created by Frank
Russell Company, it  is not an investment product available for purchase.

     The RUSSELL 2500 INDEX was created by Frank Russell Company. It measures the performance of the 2,500 smallest  of the 3,000 largest publicly traded
U.S. companies based on total market capitalization. The Russell 2500 represents approximately 23% of the total market capitalization of the top 3,000 companies.
The average market capitalization of the index is approximately $650 million.
The RUSSELL 2500 GROWTH INDEX measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth rates.

PORTFOLIO MANAGERS

  VP Vista
      GLENN FOGLE
      DAVID ROSE

                                                  www.americancentury.com

Glossary
--------------------------------------------------------------------------------

RETURNS

*   TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

*   AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the  fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they  are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 12.

INVESTMENT TERMS

*   MEDIAN MARKET CAPITALIZATION -- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding  common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies,  then the median is the average of the two companies in the middle.

*   WEIGHTED AVERAGE MARKET CAPITALIZATION -- average market capitalization represents the average value of the companies held in a portfolio. When that figure is  weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

*   NUMBER OF HOLDINGS -- the number of securities, excluding temporary investments, held by a fund on a given date.

*   PORTFOLIO TURNOVER -- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

*   PRICE/BOOK RATIO -- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from  its assets, then dividing that value by the number of outstanding shares.)

*   PRICE/EARNINGS (P/E) RATIO -- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's
P/E ratio is in proportion to the percentage of the fund that the company represents.

TYPES OF STOCKS

*   BLUE CHIP STOCKS -- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.
Examples include General Electric and Coca-Cola.

*   CYCLICAL STOCKS -- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

8   GROWTH STOCKS -- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

*   LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $9.9 billion. This is Lipper's market capitalization breakpoint as of June
30, 2002, although it may be subject to change based on market fluctuations. The
Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

*   MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- the stocks of companies with a market capitalization  (the total value of a company's outstanding stock) of between $2.4 billion and $9.9 billion. This is Lipper's  market capitalization breakpoint as of June 30, 2002, although it may be subject to change based on market fluctuations. The S&P MidCap 400 Index and Russell 2500 Index generally consist of stocks in this range.

*   SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- the stocks of companies with a market capitalization  (the total value of a company's outstanding stock)
of less than $2.4 billion. This is Lipper's market capitalization  breakpoint as of June 30, 2002, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

*   VALUE STOCKS -- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low
P/E ratios.

14      1-800-345-6488

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are  consistent with your needs.

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than  stock funds.

*   GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price-fluctuation risk.

FINANCIAL STATEMENTS

*   STATEMENT OF ASSETS AND LIABILITIES -- breaks down the fund's ASSETS (such as securities, cash, and other  receivables) and LIABILITIES (money owed for securities  purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price,  or NET ASSET VALUE PER SHARE. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

*   STATEMENT OF OPERATIONS -- shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend AND/OR interest income, fees and expenses, and investment gains or losses.

*   STATEMENT OF CHANGES IN NET ASSETS -- shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the STATEMENT
OF OPERATIONS), income and capital gain distributions, and shareholder investments and redemptions.

*   FINANCIAL HIGHLIGHTS -- itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a  percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and  portfolio turnover (a gauge of the fund's trading activity).

                                                  www.americancentury.com   15

Notes
--------------------------------------------------------------------------------

16      1-800-345-6488

[inside back cover - blank]

[back cover]

Who We Are

American Century offers investors more than 60 mutual funds spanning the investment spectrum. We currently manage $85  billion for roughly 2 million individuals, institutions, and  corporations, and offer a range of services designed to make  investing easy and convenient.

For four decades, American Century has been a leader in  performance, service, and innovation. From pioneering the use  of computer technology in investing to allowing investors to  conduct transactions over the Internet, we have been committed  to building long-term relationships and to helping investors  achieve their dreams.

In a very real sense, investors put their future in our hands. With  so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

P.O. BOX 419385
KANSAS CITY, MISSOURI 64141-6385

WWW.AMERICANCENTURY.COM

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES
1-800-345-6488

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-4360

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
INVESTMENT MANAGER

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED  FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

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0208                                    American Century Investment Services,
Inc.
SH-SAN-30722                         (c)2002 American Century Services
Corporation